                                                                  CONFORMED COPY

                                   AGREEMENT

                            Dated 26th October 2000

                              (Euro)3,500,000,000

                                      and

                         US$347,500,000 and 95,000,000

                        SENIOR SECURED CREDIT FACILITY

                                      for

                         UPC DISTRIBUTION HOLDING B.V.

                                      and

                           UPC FINANCING PARTNERSHIP
                                 as Borrowers

                                  arranged by

                              CHASE MANHATTAN plc
                            TD BANK EUROPE LIMITED
                              ABN AMRO BANK N.V.
                     BANK OF AMERICA INTERNATIONAL LIMITED
                                  BNP PARIBAS
                            CIBC WORLD MARKETS plc
                                CREDIT LYONNAIS
                         FORTIS BANK (NEDERLAND) N.V.
                                      and
                        THE ROYAL BANK OF SCOTLAND plc


                                     with

                            TD BANK EUROPE LIMITED
                                      and
                        TORONTO DOMINION (TEXAS), INC.,
                           acting as Facility Agents

                                 ALLEN & OVERY
                                    London
                                  BK:801985.2


                                     INDEX

Clause                                                                            Page
1.       Interpretation........................................................      1
2.       The Facilities........................................................     35
3.       Purpose...............................................................     38
4.       Conditions Precedent..................................................     39
5.       Advances..............................................................     41
6.       Repayment.............................................................     43
7.       Cancellation and Prepayment...........................................     45
8.       Interest..............................................................     52
9.       Payments..............................................................     55
10.      Tax Gross-up and Indemnities..........................................     57
11.      Market Disruption.....................................................     60
12.      Increased Costs.......................................................     61
13.      Illegality and Mitigation.............................................     62
14.      Guarantee.............................................................     63
15.      Representations and Warranties........................................     66
16.      Undertakings..........................................................     73
17.      Financial Covenants...................................................     93
18.      Default...............................................................    100
19.      Facility Agent, Security Agent, Lead Arrangers and Lenders............    108
20.      Fees..................................................................    113
21.      Expenses..............................................................    114
22.      Stamp Duties..........................................................    115
23.      Indemnities...........................................................    115
24.      Evidence and Calculations.............................................    116
25.      Amendments and Waivers................................................    117
26.      Changes to the Parties................................................    118
27.      Disclosure of Information.............................................    123
28.      Set-off...............................................................    124
29.      Pro Rata Sharing......................................................    124
30.      Severability..........................................................    125
31.      Counterparts..........................................................    125
32.      Notices...............................................................    126
33.      Language..............................................................    127
34.      Jurisdiction..........................................................    128
35.      Waiver or Immunity....................................................    129
36.      Governing Law.........................................................    129

Schedules
1.       Part I - Original Guarantors...........................................  130
         Part II - Original Lenders and Commitments.............................  131
2.       Conditions Precedent Documents.........................................  135
         Part I - To be delivered before the First Advance......................  135
         Part II - To be delivered by an Additional Guarantor...................  138
3.       Mandatory Cost Formulae................................................  141
4.       Form of Request and Cancellation Notice................................  143
         Part I - Form of Request...............................................  143
         Part II - Form of Cancellation and/or Prepayment Notice................  144
5.       Forms of Accession Documents...........................................  146
         Part I - Novation Certificate..........................................  146
         Part II - Guarantor Accession Agreement................................  147
6.       Form of LMA Confidentiality Undertaking................................  148
7.       Security Documents.....................................................  152
8.       Relevant Security Interests............................................  153
9.       Relevant Financial Indebtedness........................................  154
10.      Borrower Group Structure...............................................  155
         Part I - Borrower Group as at the Signing Date.........................  155
         Part II - Borrower Group following Completion of the Restructuring.....  155
11.      Material Contracts.....................................................  157
         Part I - Interconnect Agreements.......................................  157
         Part II - Shareholders' Agreements.....................................  163
12.      Licences...............................................................  164


Signatories.....................................................................  205

THE AGREEMENT is dated 26th October, 2000 and made BETWEEN:

(1)  UPC DISTRIBUTION HOLDING B.V. ("UPC Distribution");

(2) UPC FINANCING PARTNERSHIP, a general partnership formed under the laws of Delaware, United States and, as of the Signing Date, with its principal place of business at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, USA (the "US Borrower");

(3) THE COMPANIES identified as guarantors in Part I of Schedule 1 (the "Original Guarantors");

(4) CHASE MANHATTAN plc, TD BANK EUROPE LIMITED, ABN AMRO BANK N.V., BANK OF AMERICA INTERNATIONAL LIMITED, BNP PARIBAS, CIBC WORLD MARKETS plc, CREDIT LYONNAIS, FORTIS BANK (NEDERLAND) N.V., and THE ROYAL BANK OF SCOTLAND plc as lead arrangers (in this capacity, the "Lead Arrangers");

(5) THE BANKS AND FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 as lenders (the "Original Lenders");

(6) TD BANK EUROPE LIMITED and TORONTO DOMINION (TEXAS), INC., as facility agents; and

(7) TD BANK EUROPE LIMITED as security agent for the Finance Parties (in this capacity, the "Security Agent").

IT IS AGREED as follows:

1.   INTERPRETATION

1.1  Definitions

     In this Agreement:

     "Accounting Period"

     in relation to any person means any period of approximately three months or one year for which accounts of such person are required to be delivered pursuant to this Agreement.

     "Acquisition"

     means the acquisition (including, without limitation, by purchase, subscription or otherwise) of all or any part of the share capital or equivalent of any company or other person (including, without limitation, any partnership or joint venture) or any asset or assets of any company or other person (including, without limitation, any partnership or joint venture) constituting a business or separate line of business of that company or other person.

     "Acquisition Cost"

     means, in relation to an Acquisition, the value of the consideration for that Acquisition at the time of completion of the Acquisition and for this purpose:

     (a) the value at the time of completion of the Acquisition of any consideration to be paid or delivered after the time of completion of the Acquisition will be determined in accordance with GAAP (provided that, for the purposes only of paragraph (c)(i) of the definition of "Permitted Acquisition", paragraph (b)(i) of the definition of "Permitted Joint Venture" and Clause 16.11(b)(ii) (Acquisitions and mergers) and the definition of "Borrower Group Capitalisation" in Clause 17.1 (Financial Definitions), the value of any such deferred consideration shall only be included in the calculation of the Acquisition Cost of an Acquisition at the time such deferred consideration is paid or delivered);

     (b) if the entity acquired becomes a member of the Borrower Group as a result of the Acquisition, the aggregate principal amount of Financial Indebtedness of any entity acquired outstanding at the time of completion of the Acquisition (including without limitation any Lending Transaction (as defined in Clause 16.14(g) (Loans and guarantees) made by a member of the Borrower Group in connection with the relevant Acquisition) will be counted as part of the consideration for that Acquisition;

     (c) if the entity acquired does not become a member of the Borrower Group as a result of the Acquisition, the aggregate principal amount of Financial Indebtedness of the entity acquired at the time of completion of the Acquisition will be counted as part of the consideration for that Acquisition to the extent of the aggregate principal amount of the payment and repayment obligations in respect of such Financial Indebtedness assumed or guaranteed by any member of the Borrower Group; and

     (d) subject to paragraphs (a), (b) and (c) above, the value of at the time of completion of the Acquisition of any non-cash consideration will be determined in accordance with GAAP,

     expressed in euros, if required, using the Agent's Spot Rate of Exchange on the date of completion of the Acquisition.

     "Additional Guarantor"

     means:

     (a) a Subsidiary of UPC Distribution; and

     (b) any UPC Distribution Holdco (other than UPC Holding),

     which in each case becomes an Additional Guarantor in accordance with Clause 26.4 (Additional Guarantors).

     "Advance"

     means a Facility A Advance, Facility B Advance or Facility C Advance.

     "Affiliate"

     means, in respect of a person, a direct or indirect Subsidiary or Holding Company of that person or any other person which is under common control with that person (and for this purpose, "control" has the meaning given to it in section 416 of the Income and Corporation Taxes Act 1988 in force as at the Signing Date).

     "Agent"

     means the Facility Agent or the Security Agent (or both), as the context requires.

     "Agent's Spot Rate of Exchange"

     means the spot rate of exchange as determined by the Facility Agent for the purchase of the relevant Optional Currency in the London foreign exchange market with euros or US Dollars (as applicable) at or about 11.00 a.m. on a particular day.

     "Anniversary"

     means an anniversary of the Signing Date.

     "Annualised EBITDA"

     has the meaning given to it in Clause 17.1 (Financial definitions), save where provided to the contrary in Clause 4.3(b) (Pro forma covenant compliance).

     "Approved Stock Options"

     means any options, warrants, rights to purchase or other equivalents (however designated) issued or granted by a member of the Borrower Group to any former, present or future officers, consultants, directors and/or employees of any member of the Borrower Group or its Associated Companies to subscribe for share capital or similar rights of ownership in that member of the Borrower Group provided that the maximum aggregate amount of such options, warrants, rights to purchase or other equivalents (however designated) shall not exceed (i) 8 per cent. of its issued share capital, in the case of Stipdon and any Subsidiary of Stipdon (provided that the aggregate amount of such options, warrants, rights to purchase or other equivalents issued by Stipdon and its Subsidiaries does not exceed 8 per cent. of the issued share capital of Stipdon) and (ii) 7.5 per cent. of its issued share capital or similar rights of ownership, in the case of each other member of the Borrower Group.

     "Approved Transaction"

     means the transactions announced by UPC and UGC on 26th June, 2000 and described in UPC's Current Report on Form 8-K as filed with the US Securities and Exchange Commission on 11th July, 2000 or one or a series of related transactions resulting in the completion of the transactions so described.

     "Associated Company"

     of a person means:

     (a) any other person which is directly or indirectly Controlled by, under common Control with or Controlling such person; or

     (b) any other person owning beneficially and/or legally directly or indirectly 10 per cent. or more of the equity interest in such person or 10 per cent. of whose equity is owned beneficially and/or legally directly or indirectly by such person.

     "Auditors"

     means Arthur Andersen & Co. or such other leading firm of independent and internationally recognised accountants appointed by UPC Distribution as its auditors for the purposes of preparing the audited consolidated accounts of UPC Distribution.

     "Belmarken"

     means Belmarken Holding B.V., a private limited liability company incorporated under the laws of The Netherlands and, as of the Signing Date, with its registered office at Amsterdam and its business office at Beech Avenue 100, 1119 PW Schiphol Rijk, Postbus 74763, 1070 BT Amsterdam, The Netherlands.

     "Beneficiaries"

     has the meaning given to it in the Security Deed.

     "Borrower"

     means each of UPC Distribution and the US Borrower.

     "Borrower Group"

     means:

     (a) before the completion of the Restructuring, the Obligors (other than UPC Distribution Holdco and UPC Holding II) and their respective Subsidiaries from time to time; and

     (b) on and following completion of the Restructuring (other than the Romania Restructuring), UPC Distribution and its Subsidiaries from time to time,

     excluding, in each case, Unrestricted Subsidiaries, but including, in each case, the US Borrower.

     "Break Costs"

     means the amount (if any) by which:

     (a) the amount of interest (excluding the Margin and any Mandatory Costs) which a Lender should have received for the period from the date of receipt of all or any part of its participation in an Advance or Unpaid Sum to the last day of the current Interest Period in respect of that Advance or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period, exceeds:

     (b) the amount of interest which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the London interbank market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

     "Business"

     means any business of the Borrower Group:

     (a) that consists of the upgrade, construction, creation, development, marketing, acquisition (to the extent permitted under this Agreement), operation, utilisation and maintenance of networks that use existing or future technology for the transmission, reception and delivery of voice, video and/or other data (including networks that transmit, receive and/or deliver services such as multi-channel television and radio, programming, telephony, Internet services and content, high-speed data transmission, video, multi-media and related activities); or

     (b)  that supports, is incidental to or is related to any such business; or

     (c) that comprises being a Holding Company of one or more persons engaged in such business,

     and references to "business" or "ordinary course of business" shall be similarly construed.

     "Business Day"

     means:

     (a) a day (other than a Saturday or Sunday) on which banks are open for general business in:

          (i)    London and Amsterdam;

          (ii)   in relation to a transaction involving US Dollars, New York;
                 and

          (iii) in relation to a transaction involving an Optional Currency, the principal financial centre of the country of that Optional Currency; or

     (b) in relation to a rate fixing day or a payment date for euros, a TARGET Day.

     "Cancellation Notice"

     means a notice of cancellation and/or prepayment substantially in the form of Part II of Schedule 4.

     "Capital Expenditure"

     means any expenditure which is or will be treated as a capital expenditure in the audited consolidated financial statements of the Borrower Group in accordance with GAAP.

     "Change of Control"

     has the meaning given to it in Clause 7.4(a) (Change of Control).

     "CNA"

     means Cable Networks Austria Holding B.V., a private limited liability company incorporated under the laws of The Netherlands and, as of the Signing Date, with its registered office at Amsterdam and its business office at Beech Avenue 100, 1119 PW Schiphol Rijk, Postbus 74763, 1070 BT Amsterdam, The Netherlands.

     "Code"

     means the United States Internal Revenue Code of 1986, as amended and any rule or regulation issued thereunder from time to time in effect.

     "Commitments"

     means the Facility A Commitments, Facility B Commitments and/or Facility C Commitments.

     "Confidentiality Undertaking"

     means a confidentiality undertaking substantially in the recommended form of the LMA as set out in Schedule 6 (Form of LMA Confidentiality Undertaking) or in any other form agreed between UPC Distribution and the Facility Agent.

     "Consultant"

     means Booz Allen & Hamilton.

     "Consultant's Report"

     means the report dated on or about July, 2000 from the Consultant addressed to Chase Manhattan plc and TD Securities in relation to the 10 year business plan of UPC Distribution.

     "Control"

     means the power of a person:

     (a) by means of the holding of shares or the possession of voting power in or in relation to any other person; or

     (b) by virtue of any powers conferred by the articles of association or other documents regulating any other person,

     to direct or cause the direction of the management and policies of that other person,

     and "Controlled" and "Controlling" have a corresponding meaning.

     "Current Assets"

     means, at any relevant time, the aggregate of the current assets (excluding cash) of the Borrower Group at such time which would be included as current assets in a consolidated balance sheet of the Borrower Group drawn up at such time in accordance with GAAP.

     "Current Liabilities"

     means, at any relevant time, the aggregate of the current liabilities (excluding short term debt and overdrafts) of the Borrower Group at such time which would be included as current liabilities in a consolidated balance sheet of the Borrower Group drawn up at each time in accordance with GAAP.

     "Dangerous Substance"

     means any radioactive emissions and any natural or artificial substance (whether in solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) which, taking into account the concentrations and quantities present and the manner in which it is being used or handled, it is reasonably foreseeable will cause harm to man or any other living organism or damage to the Environment including any controlled, special, hazardous, toxic, radioactive or dangerous waste.

     "Default"

     means an Event of Default or any event or circumstances specified in Clause 18 (Default) which would (with the expiry of a grace period or the giving of notice) be an Event of Default.

     "Distribution Business"

     means:

     (a) the business of upgrading, constructing, creating, developing, acquiring, operating, owning, leasing and maintaining cable television networks (including for avoidance of doubt master antenna television, satellite master antenna television, single and multi-channel microwave single or multi-point distribution systems and direct-to-home satellite systems) for the transmission, reception and/or delivery of multi-channel television and radio programming, telephony and internet and/or data services to the residential markets; or

     (b) any business which is incidental to or related to and, in either case, material to such business.

     "Eastern Europe"

     means Europe other than Western Europe.

     "Eastern European Acquisition"

     means an acquisition (including, without limitation, by purchase, subscription or otherwise) of:

     (a) all or any part of the share capital or equivalent of a person or company (including, without limitation any partnership or joint venture) incorporated or carrying on a material part of its business in Eastern Europe; or

     (b) any asset or assets constituting a business or separate line of business, a material part of which is being carried on in Eastern Europe,

     but excluding any such Acquisition in relation to an entity which is a Subsidiary of UPC on the Signing Date and is incorporated or carries on business in Poland on the Signing Date.

     "EBITDA"

     has the meaning given to it in Clause 17.1 (Financial definitions).

     "Environment"

     means the media of air, water and land (wherever occurring) and in relation to the media of air and water includes, without limitation, the air and water within buildings and the air and water within other natural or man-made structures above or below ground and any water contained in any underground strata.

     "Environmental Claim"

     means any claim by any person:

     (a) in respect of any loss or liability suffered or incurred by that person as a result of or in connection with any violation of Environmental Law; or

     (b) that arises as a result of or in connection with Environmental Contamination and that could give rise to any remedy or penalty (whether interim or final) that may be enforced or assessed by private or public legal action or administrative order or proceedings including, without limitation, any such claim that arises from injury to persons or property.

     "Environmental Contamination"

     means each of the following and their consequences:

     (a) any release, emission, leakage or spillage of any Dangerous Substance at or from any site owned or occupied by any member of the Borrower Group into any part of the Environment; or

     (b) any accident, fire, explosion or sudden event at any site owned or occupied by any member of the Borrower Group which is directly caused by or attributable to any Dangerous Substance; or

     (c) any other pollution of the Environment arising at or from any site owned or occupied by any member of the Borrower Group.

     "Environmental Law"

     means all legislation, regulations or orders (insofar as such regulations or orders have the force of law) to the extent that it relates to the protection or impairment of the Environment or the control of Dangerous Substances (whether or not in force at the date of this Agreement) which are capable of enforcement in any applicable jurisdiction by legal process.

     "Environmental Licence"

     means any permit, licence, authorisation, consent, filing, registration or other approval required by any Environmental Law.

     "ERISA"

     means the United States Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate"

     means each trade or business, whether or not incorporated, that would be treated as a single employer with any member of the Borrower Group under section 414 of the United States Internal Revenue Code of 1986, as amended. When any provision of this Agreement relates to a past event, the term "ERISA Affiliate" includes any person that was an ERISA Affiliate of a member of the Borrower Group at the time of that past event.

     "EURIBOR"

     means in relation to any Advance or Unpaid Sum denominated in euros:

     (a) the applicable Screen Rate for deposits in the currency of the relevant Advance or Unpaid Sum for a period equal or comparable to the required period at or about 11.00 a.m. (Brussels time) on the applicable Rate Fixing Day; or

     (b) if the rate cannot be determined under paragraph (a) above, the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) of the respective rates, as supplied to the Facility Agent at its request, quoted by the Reference Banks to leading banks for the offering of deposits in euros for the required period in the London interbank market at or about 11.00 a.m. on the Rate Fixing Day for such period, and for the purposes of this definition, "required period" means the Interest Period of an Advance or the period in respect of which EURIBOR falls to be determined in relation to any Unpaid Sum.

     "E", "euro" or "euros"

     means the single currency of the Participating Member States.

     "Event of Default"

     means an event specified as such in Clause 18 (Default).

     "Excess Cash Flow"

     means the aggregate consolidated EBITDA of the Borrower Group calculated for the most recently ended financial year (beginning with the financial year ending on 31st December, 2004), as shown in the quarterly management accounts delivered to the Facility Agent pursuant to Clause 16.2(b) (Financial information) in respect of the financial quarter ending on 31st December in any relevant year:

     (a)  less:

          (i) any interest and other charges in respect of Financial Indebtedness of the Borrower Group paid during such financial year;

          (ii) repayments and/or prepayments of any Financial Indebtedness of the Borrower Group paid during such financial year; and

          (iii) capital expenditure of the Borrower Group incurred during such financial year; and

     (b) either (A) plus any amount by which Net Working Capital at the commencement of such financial year exceeds Net Working Capital at the close of such financial year or, as appropriate, (B) minus any amount by which Net Working Capital at the end of such financial year exceeds Net Working Capital at the beginning of such financial year.

     For the purposes of this definition of "Excess Cash Flow", "Net Working Capital" means, at any time, the aggregate of the Current Assets of the Borrower Group at such time less the aggregate of the Current Liabilities of the Borrower Group at such time.

     "Facility"

     means each of Facility A, Facility B and Facility C.

     "Facility A"

     means the (Euro)750,000,000 revolving credit facility referred to in Clause 2.1(a) (Facilities).

     "Facility A Advance"

     means an advance made to UPC Distribution under Facility A.

     "Facility A Availability Period"

     means the period from and including the Signing Date up to and including the Facility A Final Maturity Date or such earlier date on which the Total Facility A Commitments have been cancelled in full or such later date as all the Lenders may agree in writing.

     "Facility A Commitment"

     means:

     (a) in relation to an Original Lender, the amount in euros set opposite its name under the heading "Facility A Commitment" in Part II of
          Schedule 1 (Original Lenders and Commitments) and the amount of any other Facility A Commitment transferred to it under this Agreement; and

     (b) in relation to any other Lender, the amount in euros of any Facility A Commitment transferred to it in accordance with this Agreement,

     to the extent not cancelled, reduced or transferred by it under this Agreement.

     "Facility A Final Maturity Date"

     means 30th June, 2008 or, if that day is not a Business Day, the preceding Business Day.

     "Facility A Lender"

     means a Lender under Facility A.

     "Facility Agent"

     means:

     (a) TD Bank Europe Limited in its capacity as facility agent under or in connection with Facility A, Facility B or Facility C1;

     (b) Toronto Dominion (Texas), Inc., in its capacity as facility agent under or in connection with Facility C2; or

     (c)  both,

     in each case as the context requires; provided that references in this Agreement to "Facility Agent" which do not relate solely and specifically to Facility C2 shall be deemed to refer to TD Bank Europe Limited in its capacity as facility agent under or in connection with the Facility.

     "Facility B"

     means the (Euro)2,750,000,000 term loan facility referred to in Clause 2.1(b) (Facilities).

     "Facility B Advance"

     means an advance made to UPC Distribution under Facility B.

     "Facility B Availability Period"

     means the period from and including the Signing Date up to and including 31st December, 2003 or such earlier date on which the Total Facility B Commitments have been cancelled in full or such later date as all the Lenders may agree in writing.

     "Facility B Commitment"

     means:

     (a) in relation to an Original Lender, the amount in euros set opposite its name under the heading "Facility B Commitment" in Part II of
          Schedule 1 (Original Lenders and Commitments) and the amount of any other Facility B Commitment transferred to it under this Agreement; and

     (b) in relation to any other Lender, the amount in euros of any Facility B Commitment transferred to it in accordance with this Agreement,

     to the extent not cancelled, reduced or transferred by it under this Agreement.

     "Facility B Lender"

     means a Lender under Facility B.

     "Facility C"

     means the US$347,500,000 and (Euro)95,000,000 term loan facility referred to in Clause 2.1(c) (Facilities).

     "Facility C Advance"

     means a Facility C1 Advance or a Facility C2 Advance.

     "Facility C1"

     means the (Euro)95,000,000 term loan facility which forms a sub-tranche of Facility C.

     "Facility C1 Advance"

     means a euro-denominated advance made to UPC Distribution under Facility C.

     "Facility C2"

     means the US$347,500,000 term loan facility which forms a sub-tranche of Facility C.

     "Facility C2 Advance"

     means a US Dollar-denominated advance made to the US Borrower under Facility C.

     "Facility C Availability Period"

     means the period from and including the Signing Date up to and including the earlier of:

     (a) the first Utilisation Date under the Facilities; or

     (b) the date falling 30 days after the Signing Date,

     or such earlier date on which the Total Facility C Commitments have been cancelled in full or such later date as all the Lenders may agree in writing.

     "Facility C Commitment"

     means, in relation to a Lender, the aggregate for the time being of its:

     (a)  Facility C1 Commitments; and

     (b)  Facility C2 Commitments (translated into euros on the basis of:

          (i) (if and to the extent that any member of the Borrower Group has entered into any currency Senior Hedging Agreement(s) in respect of a Facility C2 Advance) the rate at which any such Facility C2 Advance was swapped into euros; and

          (ii) to the extent the Borrower Group has not entered into any currency Senior Hedging Agreements in relation to Facility C2 Advances or the Facility C2 Commitments are undrawn, the Agent's Spot Rate of Exchange on the Utilisation Date).

     "Facility C1 Commitment"

     means:

     (a) in relation to an Original Lender, the amount in euros set opposite its name under the heading "Facility C1 Commitment" in Part II of
          Schedule 1 (Original Lenders and Commitments) and the amount of any other Facility C1 Commitment transferred to it under this Agreement; and

     (b) in relation to any other Lender, the amount in euros of any Facility C1 Commitment transferred to it in accordance with this Agreement,

     to the extent not cancelled, reduced or transferred by it under this Agreement.

     "Facility C2 Commitment"

     means:

     (a) in relation to an Original Lender, the amount in US Dollars set opposite its name under the heading "Facility C2 Commitment" in Part II of Schedule 1 (Original Lenders and Commitments) and the amount of any other Facility C2 Commitment transferred to it under this Agreement; and

     (b) in relation to any other Lender, the amount in US Dollars of any Facility C2 Commitment transferred to it in accordance with this Agreement,

     to the extent not cancelled, reduced or transferred by it under this Agreement.

     "Facility C Lender"

     means a Lender under Facility C.

     "Facility Office"

     means the office(s) notified by a Lender to the Facility Agent:

     (a)  on or before the date it becomes a Lender; or

     (b)  by not less than five Business Days' notice,

     as the office(s) through which it will perform all or any of its obligations under this Agreement.

     "Facility Outstandings"

     has the meaning given to it in Clause 4.3(b) (Pro forma covenant compliance).

     "Fee Letter"

     means each of:

     (a) the letter between Chase Manhattan plc, TD Bank Europe Limited, Cable Networks Netherlands Holding B.V. and UPC dated 24th May, 2000 dealing with underwriting fees; and

     (b) the letter between the Facility Agent and the Borrowers dated on or about the Signing Date dealing with agency fees,

     in each case setting out the amount of various fees referred to in Clause 20 (Fees).

     "Final Repayment Date"

     means:

     (a)  when designated "Facility B", 30th June,  2008; and

     (b)  when designated "Facility C", 31st March, 2009,

     or in each case, if that day is not a Business Day, the preceding Business Day (and without any such designation means the Facility B Final Repayment Date or the Facility C Final Repayment Date, as applicable).

     "Finance Document"

     means this Agreement, a Security Document, the Security Deed, a Fee Letter, a Guarantor Accession Agreement, the Syndication Letter, a Novation Certificate, and any other document designated in writing as such by the Facility Agent and UPC Distribution.

     "Finance Party"

     means a Lead Arranger, a Lender, the Facility Agent or the Security Agent.

     "Finance Period"

     means the period from the date of this Agreement until the date on which none of the Beneficiaries and the Obligors has any actual or contingent obligations (other than indemnities which survive repayment and termination of this Agreement and the Security Documents) under this Agreement or the Security Documents.

     "Financial Indebtedness"

     means, without double counting, indebtedness in respect of:

     (a)  money borrowed or raised and debit balances at banks;

     (b)  any bond, note, loan stock, debenture or similar debt instrument;

     (c)  acceptance or documentary credit facilities;

     (d) receivables sold or discounted (otherwise than on a non-recourse basis and other than in the normal course of business for collection);

     (e) payments for assets acquired or services supplied deferred for a period of over 180 days (or 360 days if such deferral is in accordance with the terms pursuant to which the relevant assets were or are to be acquired or services were or are to be supplied) after the relevant assets were or are to be acquired or the relevant services were or are to be supplied;

     (f) finance leases and hire purchase contracts to the extent that they constitute capital leases within the meaning of GAAP, provided that indebtedness in respect of network leases shall only be included in this paragraph (f) for the purposes of the definition of "Excess Cash Flow" and Clause 18.5 (Cross default);

     (g) any other transaction (including without limitation forward sale or purchase agreements) having the commercial effect of a borrowing or raising of money or any of (b) to (f) above;

     (h) (for the purposes of Clause 18.5 (Cross default) only) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked-to-market value shall be taken into account); and

     (i) guarantees in respect of indebtedness of any person falling within any of paragraphs (a) to (g) above (including for the avoidance of doubt, without double counting, guarantees given by a member of the Borrower Group for the indebtedness of the type falling within (a) to (g) above of another member of the Borrower Group), provided that indebtedness which has been cash-collateralised shall not be included in any calculation of Financial Indebtedness to the extent so cash-collateralised and indebtedness which is in the nature of equity (other than redeemable shares) shall not be regarded as Financial Indebtedness.

     "GAAP"

     means generally accepted accounting principles and practices in the United States.

     "Guaranteed Document"

     means each Finance Document, the High Yield Hedging Agreements and the Senior Hedging Agreements.

     "Guarantor"

     means each Original Guarantor and each Additional Guarantor.

     "Guarantor Accession Agreement"

     means a deed in the form of Part II of Schedule 5, with such amendments as the Facility Agent may approve or reasonably require (including, without limitation, any limitation on the obligations of the relevant Additional Guarantor which has been approved by the Facility Agent pursuant to Clause
     26.4 (a) (v) (Additional Guarantors).

     "High Yield Hedging Agreements"

     has the meaning given to it in the Security Deed.

     "High Yield Hedging Bank"

     means a Lender or its Affiliate which is or becomes a party to the Security Deed as a High Yield Hedging Bank.

     "High Yield Notes"

     means the high yield debt securities issued by UPC pursuant to:

     (a) the indenture dated as of 30th July, 1999 between UPC and Citibank N.A. in relation to US$735,000,000 12 1/2 per cent. senior discount notes due 2009; and

     (b) the indenture dated 30th July, 1999 between UPC and Citibank for the $800,000,000 10 per cent. senior notes due 2009 and the (Euro) 300,000,000 10 per cent. senior notes due 2009.

     "Holding Company"

     means, in relation to a person, an entity of which that person is a Subsidiary.

     "Indentures"

     means each of:

     (a) the indenture dated as of 30th July, 1999 between UPC and Citibank N.A. in relation to US$735,000,000 12 1/2 per cent. senior discount notes due 2009;

     (b) the indenture dated 5th February, 1998 between UGC and Firstar Bank of Minnesota N.A. (the "UGC Trustee") for the $1,375,000,000 10 3/4 per cent. senior secured discount notes due 2009;

     (c) the indenture dated 15th April, 1999 between UGC and the UGC Trustee for the $355,000,000 senior discount notes due 2009;

     (d) the indenture dated 30th July, 1999 between UPC and Citibank N.A. for the $800,000,000 10 7/8 per cent. senior notes due 2009 and the (Euro) 300,000,000 10 7/8 per cent. senior notes due 2009;

     (e) the indenture dated 29th October, 1999 between UPC and Citibank N.A. for the $200,000,000 10 7/8 per cent. senior notes due 2007 and the
          (Euro) 100,000,000 10 7/8 per cent. senior notes due 2007;

     (f) the indenture dated 29th October, 1999 between UPC and Citibank N.A. for the $252,000,000 11 1/4 per cent. senior notes due 2009 and the
          (Euro) 101,000,000 11 1/4 per cent. senior notes due 2009;

     (g) the indenture dated 29th October, 1999 between UPC and Citibank N.A. for the $478,000,000 13 3/8 per cent. senior discount notes due 2009 and the (Euro) 191,000,000 13 3/8 per cent. senior discount notes due 2009;

     (h) the indenture dated 20th January, 2000 between UPC and Citibank N.A. for the $300,000,000 11 1/2 per cent. senior notes due 2010;

     (i) the indenture dated 20th January, 2000 between UPC and Citibank N.A. for $600,000,000 11 1/4 per cent. senior notes due 2010 and the
          (Euro) 200,000,000 11 1/4 per cent. senior notes due 2010; and

     (j) the indenture dated 20th January, 2000 between UPC and Citibank N.A. for the $1,000,000,000 13 3/4 per cent. senior discount notes due 2010.

     "Information Memorandum"

     means the information memorandum dated June, 2000 as updated by the information memorandum dated July, 2000 prepared in connection with syndication of the Facilities, and as further updated, if applicable, by an information memorandum to be prepared prior to the end of the Syndication Period for the purposes of general syndication of the Facilities.

     "Intellectual Property Rights"

     means all know-how, patents, trade marks, designs and design rights, trading names, copyrights (including any copyright in computer software), database rights and other intellectual property rights anywhere in the world (in each case whether registered or not and including all applications for the same).

     "Interconnect Agreements"

     means the agreements listed in Part I of Schedule 11 and any interconnect agreements maintained pursuant to Clause 16.20 (Inter-connection and chello).

     "Interest"

     has the meaning given to it in Clause 17.1 (Financial definitions).

     "Interest Date"

     means the last day of an Interest Period.

     "Interest Period"

     means each period determined in accordance with Clause 8 (Interest).

     "Lender"

     means:

     (a)  any Original Lender; and

     (b) any person which has become a New Lender (as defined in Clause 26.2 (Transfers by Lenders)) in accordance with Clause 26 (Changes to the Parties),

     which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

     "LIBOR"

     means in relation to any Advance or Unpaid Sum denominated in US Dollars or in an Optional Currency (other than euros):

     (a) the applicable Screen Rate for deposits in the currency of the relevant Advance or Unpaid Sum for a period equal or comparable to the required period at or about 11.00 a.m. on the applicable Rate Fixing Day;

     (b) in the case of one or more Advances in an Optional Currency (other than US Dollars) with the same Utilisation Date in an aggregate amount exceeding an Original Euro Amount of (Euro) 500,000,000, the higher of:

          (i)  the rate referred to in paragraph (a) above; and

          (ii) the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) of the respective rates, as supplied to the Facility Agent at its request, quoted by the Reference Banks to leading banks for the offering of deposits in the required currency and for the required period in the London interbank market at or about 11.00 a.m. on the Rate Fixing Day for such period; or

     (c) if the rate cannot be determined under paragraph (a) above for the purposes of paragraphs (a) or (b) above, the rate determined in accordance with paragraph (b)(ii) above,

     and for the purposes of this definition, "required period" means the applicable Interest Period of an Advance or the period in respect of which LIBOR falls to be determined in relation to any Unpaid Sum.

     "Licence"

     means each of those licences and registrations in respect of any member of the Borrower Group set out in Schedule 12 and any licence or registration issued by way of renewal, replacement, amendment or re-issue of any such licence pursuant to any Telecommunications and Cable Law.

     "LMA"

     means the Loan Market Association.

     "Majority Facility C Lenders"

     means, at any time Lenders the aggregate of whose undrawn Facility C Commitments and participations in outstanding Facility C Advances (calculated by reference to the Original Euro Amount of such Advances) exceeds 66 2/3 per cent. of the undrawn Total Facility C Commitments and the Original Euro Amount of outstanding Facility C Advances.

     "Majority Lenders"

     means, at any time Lenders the aggregate of whose undrawn Facility A Commitments, undrawn Facility B Commitments and undrawn Facility C Commitments and participations in outstanding Facility A Advances, Facility B Advances and Facility C Advances (calculated by reference to the Original Euro Amount of such Advances) exceeds 66 2/3 per cent. of the aggregate undrawn Total Facility A Commitments, undrawn Total Facility B Commitments, undrawn Total Facility C Commitments and the Original Euro Amount of outstanding Advances.

     "Management Fees"

     means any management, consultancy or similar fees payable by any member of the Borrower Group to any Restricted Person.

     "Mandatory Cost"

     means the percentage rate per annum calculated by the Facility Agent in accordance with Schedule 3 (Mandatory Cost Formulae).

     "Margin"

     means, in relation to an Advance at any time, the percentage rate per annum determined to be the Margin applicable to that Advance in accordance with Clause 8.10 (Margin).

     "Material Adverse Effect"

     means any event or circumstance which has a material adverse effect on the ability of the Obligors (taken as a whole) to perform their payment or other material obligations under any of the Finance Documents.

     "Material Contracts"

     means the Interconnect Agreements and the Shareholders' Agreements as from time to time amended, varied, restated or replaced, in each case in a manner that does not constitute an Event of Default under Clause 18.18 (Material Contracts).

     "Material Subsidiary"

     means any Subsidiary of UPC Distribution which accounts for more than five per cent. of one or more of:

     (a)  the book value of the consolidated assets of the Borrower Group; or

     (b)  the consolidated revenues of the Borrower Group; or

     (c)  consolidated EBITDA of the Borrower Group,

     all as shown in the financial statements most recently delivered under Clause 16.2(a) or (b) (Financial information) (except that for purposes of determining the consolidated revenues and consolidated EBITDA of the Borrower Group in respect of the financial statements delivered under Clause 16.2(b) (Financial information), the respective amounts of such revenues and such EBITDA shall equal two times the consolidated revenues and consolidated EBITDA, respectively, of the Borrower Group during the relevant Ratio Period ending on the date to which such financial statements are prepared).

     If a Subsidiary which is not a Material Subsidiary on the basis of the most recent such financial statements most recently delivered receives on any date (the "Relevant Date") a transfer of assets or the right to receive any revenues or other earnings which, taken together with the existing assets or, as the case may be, revenues or earnings of that Subsidiary, would satisfy either of the tests in paragraphs (a), (b) or (c) above, then that Subsidiary shall also be a Material Subsidiary on and from the Relevant Date. If a Material Subsidiary disposes of any assets or the right to receive any revenues or earnings such that it would on the basis of the most recent such financial statements most recently delivered cease to be a Material Subsidiary, then it shall be excluded as a Material Subsidiary on and from the date it makes such disposal.

     "Necessary Authorisations"

     means all material approvals, consents, authorisations and licences (other than the Licences) from, all rights granted by and all filings, registrations and agreements with, any government or other regulatory authority necessary in order to enable each member of the Borrower Group to carry on its business as may be permitted by the terms of this Agreement as carried on by it at the relevant time.

     "Net Proceeds"

     means the aggregate cash (or cash equivalent) proceeds received by any member of the Borrower Group in consideration for or otherwise in respect of a relevant disposal, net of all Taxes applicable on, or to any gain resulting from, that disposal and of all reasonable costs, fees and expenses properly incurred by continuing members of the Borrower Group in arranging and effecting that disposal.

     "Network"

     means the networks operated from time to time by any member of the Borrower Group pursuant to the Licences and in accordance with this Agreement.

     "non-Distribution Business Assets"

     has the meaning given to it in Clause 16.10(b)(x)(Disposals).

     "Norwegian Kroner"

     means the lawful currency of Norway for the time being.

     "Novation Certificate"

     has the meaning given to it in Clause 26.3(a)(i) (Procedure for novations).

     "Obligor"

     means a Borrower or a Guarantor including, for the purposes of Clause 18 (Default), any Subsidiary of UPC Distribution that is required to become a Guarantor under Clause 26.4 (Additional Guarantors) but has not yet become a Guarantor.

     "Obligor Pledge of Shareholder Loans"

     means the deed of pledge of shareholder loans to be entered into between certain Obligors and the Security Agent in the agreed form as described in paragraph 3(i) of Schedule 7 (Security Documents) and any other deed of pledge of shareholder loans in substantially the same form entered into by an Obligor pursuant to any such deed of pledge or Clauses 16.14(a) (Loans and guarantees) or 26.4 (Additional Guarantors).

     "Obligors' Framework Agreement"

     means the Framework Agreement (as defined in any Obligor Pledge of Shareholder Loans).

     "Optional Currency"

     means Norwegian Kroner, Swedish Kroner or any other currency readily available in the amount required and freely convertible into euros in the European interbank market on the relevant Rate Fixing Day and the relevant Utilisation Date and approved by the Facility Agent (acting on the instructions of all the Facility A Lenders and Facility B Lenders) on or prior to receipt by the Facility Agent of the relevant Request for a Facility A Advance or Facility B Advance denominated in that currency.

     "Original Borrower Group Financial Statements"

     means the financial statements of the Borrower Group for the Accounting Period ended 31st March, 2000 (comprising the unaudited compiled financial statements of each of the Obligors for the Accounting Period ended 31st March, 2000 and a combination of those financial statements).

     "Original Euro Amount"

     means:

     (a) the principal amount of a Facility A Advance, Facility B Advance or Facility C Advance (as applicable) denominated in euros; or

     (b) the principal amount of a Facility A Advance, Facility B Advance or Facility C Advance (as applicable) denominated in any other currency, translated into euros on the basis of the Agent's Spot Rate of Exchange on the date of receipt by the Facility Agent of the Request for the relevant Advance (in the case of a Facility A Advance or a Facility B Advance) or on the Utilisation Date (in the case of a Facility C2 Advance).

     "Participating Member State"

     means a member state of the European Community that adopts the euro as its currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

     "Party"

     means a party to this Agreement.

     "Permitted Acquisition"

     means:

     (a) any Acquisition pursuant to the Restructuring;

     (b) any Acquisition of a member of the Borrower Group by any other member of the Borrower Group as part of the solvent reorganisation of the Borrower Group and any Acquisition of a person referred to in the definition of "Romania Restructuring" in connection with the Romania Restructuring; or

     (c) any Acquisition where, upon completion of the Acquisition, the person acquired will be a Subsidiary of UPC Distribution or where UPC Distribution or one of its Subsidiaries which is a member of the Borrower Group will own directly or indirectly greater than a 50 per cent. interest in the asset or assets constituting the acquired business (a "Majority Acquisition") and where:

          (i) the Acquisition Cost of that Majority Acquisition, when aggregated with the Acquisition Cost of all Majority Acquisitions made since the Signing Date, but deducting:

               (A) the amount of any such Acquisition Cost which has been directly or indirectly funded (whether before, at or after the time of completion of the Acquisition) by the proceeds of equity subscribed in UPC Distribution or one or more of its Subsidiaries which is a member of the Borrower Group (in each case other than by another member of the Borrower Group) or the proceeds of Subordinated Shareholder Loans (including, without limitation, the proceeds of any such equity subscription or Subordinated Shareholder Loan which are provided to refinance any such equity subscription or Subordinated Shareholder Loans previously provided), in each case to the extent such proceeds have not been repaid or prepaid or redeemed in accordance with Clause 16.13 (Restricted Payments);

               (B) the Acquisition Cost of all such Majority Acquisitions of any entity in which a member of the Borrower Group has an ownership interest at the Signing Date or will have an ownership interest pursuant to the Restructuring;

               (C) the Acquisition Cost of any Acquisition constituting a Majority Acquisition made pursuant to paragraph (a) or (b) above; and

               (D) the Acquisition Cost of the Acquisition of one or more cable television networks in the Netherlands, as disclosed in writing to the Facility Agent before the Signing Date, and/or any business which is incidental or related thereto, in an aggregate amount that does not exceed 60,000,000, does not exceed:

               (1)  (except in the case of an Eastern European Acquisition)
                    (Euro) 500,000,000; or

               (2) in the case of an Eastern European Acquisition, the amount set out in column 2 below set opposite the range set out in column 1 below into which the ratio of Senior Debt to Annualised EBITDA, as shown in the most recent financial statements delivered under Clause 16.2(b) (Financial information) falls:

                       (1)                                        (2)
              Senior Debt/Annualised                Aggregate Acquisition Cost Limit
                  EBITDA ratio                                   (EURO)
                      *4.5:1                                   250,000,000
                 *3.0:1 but **4.5:1                            350,000,000
                     **3.0:1                                 500,000,000; and

          (ii) if the higher of the Acquisition Cost and the book value of any Majority Acquisition (or, where an opinion confirming the fairness of the relevant Majority Acquisition from a financial point of view has been issued by an independent third party, the Acquisition Cost of any Majority Acquisition):

                 (A)  is greater than (Euro) 200,000,000 and no more than
                      (Euro)350,000,000, UPC Distribution delivers a certificate to the Facility Agent signed by two managing directors or the sole managing director, as the case may be, of UPC Distribution and certifying; or

                 (B) is greater than (Euro) 350,000,000, UPC Distribution delivers to the Facility Agent financial projections based on assumptions which are no more aggressive (when taken as a whole) than those used in the preparation of the Information Memorandum which demonstrate, that the Borrowers will be in compliance with Clause 6 (Repayment) and the undertakings set out in Clause 17 (Financial Covenants) for the period from completion of the Acquisition (taking into account the Acquisition Cost of such Majority Acquisition (but deducting from that Acquisition Cost the value of any consideration referred to in paragraph (a) of the definition of "Acquisition Cost") and financial projections relating to the acquired business or asset(s)) to the last Final Repayment Date;

          (iii) the business of the acquired entity or the business acquired, as the case may be, is of the same nature as the business of the Borrower Group as at the Signing Date and is carried out principally in Europe; and

          (iv) no Default has occurred and is continuing or would be caused by the Majority Acquisition.

     "Permitted Business"

     means the carrying on of the Business in Europe.

     "Permitted Financial Indebtedness"

     has the meaning given to it in Clause 16.12(b) (Restrictions on Financial Indebtedness).

     "Permitted Joint Venture"

     means:

     (a) any Acquisition referred to in paragraph (a) or (b) of the definition of "Permitted Acquisition" and any Acquisition as a result of a reorganisation of a person that is not a Subsidiary of UPC Distribution but in which a member of the Borrower Group has

*  more than
** less than or equal to
          an interest, provided that such reorganisation does not result in an overall increase in the value of the Borrower Group's interest in that person, other than adjustments to the basis of any member of the Borrower Group's interest in accordance with GAAP; or

     (b) any Acquisition where, upon completion of the Acquisition, the person acquired will not be a Subsidiary of UPC Distribution or where UPC Distribution or one of its Subsidiaries which is a member of the Borrower Group will own directly or indirectly no more than a 50 per cent. interest in the asset or assets constituting the acquired business (a "JV Minority Acquisition") and where:

          (i) the Acquisition Cost of that JV Minority Acquisition, when aggregated with the Acquisition Cost of all JV Minority Acquisitions made since the Signing Date, but deducting:

               (A) the amount of any such Acquisition Cost which has been directly or indirectly funded (whether before, at or after, the time of completion of the Acquisition) by the proceeds of equity subscribed in UPC Distribution or one or more of its Subsidiaries which is a member of the Borrower Group (in each case other than by another member of the Borrower Group) or the proceeds of Subordinated Shareholder Loans (including, without limitation, the proceeds of any such equity subscription or Subordinated Shareholder Loan which are provided to refinance any such equity subscription or Subordinated Shareholder Loan previously provided), in each case to the extent such proceeds have not been repaid or prepaid or redeemed in accordance with Clause 16.13 (Restricted Payments);

               (B) the Acquisition Cost of all such JV Minority Acquisitions of any entity in which a member of the Borrower Group has an ownership interest at the Signing Date or will have an ownership interest pursuant to the Restructuring; and

               (C) the Acquisition Cost of any Acquisition constituting a JV Minority Acquisition made pursuant to paragraph (a) above,

               does not exceed the amount set out in column 2 below set opposite the range set out in column 1 below into which the ratio of Senior Debt to Annualised EBITDA, as shown in the most recent financial statements delivered under Clause 16.2(b) (Financial information) falls:

                             (1)                                               (2)
             Senior Debt/Annualised EBITDA ratio                 Aggregate Acquisition Cost Limit
                                                                              (EURO)
                         *4.5:1                                                 250,000,000
                   *3.0:1 but **4.5:1                                           350,000,000
                         **3.0:1                                                500,000,000;

          (ii) if the higher of the Acquisition Cost and the book value of any JV Minority Acquisition (or, where an opinion confirming the fairness of the relevant JV Minority Acquisition from a financial point of view has been issued by an

*  more than
** less than or equal to
                independent third party, the Acquisition Cost of any JV Minority Acquisition):

                (A) is greater than (Euro) 50,000,000, UPC Distribution delivers a certificate to the Facility Agent signed by two managing directors or the sole managing director, as the case may be, of UPC Distribution and certifying; or

                (B) is greater than (Euro) 100,000,000, UPC Distribution delivers to the Facility Agent financial projections based on assumptions which are no more aggressive (when taken as a whole) than those used in the preparation of the Information Memorandum which demonstrate, that the Borrowers will be in compliance with Clause 6 (Repayment) and the undertakings set out in Clause 17 (Financial Covenants) for the period from completion of the JV Minority Acquisition (taking into account the Acquisition Cost of such JV Minority Acquisition (but deducting from that Acquisition Cost the value of any consideration referred to in paragraph (a) of the definition of "Acquisition Cost") and financial projections relating to the acquired business or asset(s)) to the last Final Repayment Date;

          (iii) the business of the acquired entity or the business acquired, as the case may be, is of the same nature as the business of the Borrower Group as at the Signing Date and is carried out principally in Europe; and

          (iv) no Default has occurred and is continuing or would be caused by the JV Minority Acquisition.

     "Permitted Payment"

     has the meaning given to it in Clause 16.13(c) (Restricted Payments).

     "Permitted Security Interest"

     means:

     (a)  any Security Interest arising hereunder or under any Security
          Document;

     (b) (until and including the first Utilisation Date), those Security Interests referred to in paragraphs (A) to (H) (inclusive) of Schedule 8 (Relevant Security Interests);

     (c) any liens arising in the ordinary course of business by way of contract which secure indebtedness under any agreement for the supply of goods or services in respect of which payment is not deferred for more than 180 days (or 360 days if such deferral is in accordance with the terms pursuant to which the relevant goods were acquired or services were provided);

     (d) any Security Interest imposed by any taxation or governmental authority in respect of amounts which are being contested in good faith and not yet payable and for which adequate reserves have been set aside in the books of the Borrower Group (or, as the case may be, UPC Distribution Holdco) in respect of the same in accordance with GAAP;

     (e) any Security Interests approved in writing by the Agent (acting on the instructions of the Majority Lenders);

     (f) any Security Interest in favour of any bank incurred in relation to any cash management arrangements;

     (g)  rights of set-off arising in the ordinary course of business;

     (h) any Security Interest securing any Financial Indebtedness referred to in Clause 16.12(b)(xi) (Restrictions on Financial Indebtedness), provided that (A) such Security Interest was not created in contemplation of the acquisition of such company, (B) the debt secured by such Security Interest is not increased beyond that secured at the date the company in question is acquired and such Security Interest secures only that debt and (C) such Encumbrance is discharged within twelve months of completion of the relevant acquisition;

     (i) any Security Interest over non-Distribution Business Assets referred to in Clause 16.12(b)(xii) (Restrictions on Financial Indebtedness), securing Financial Indebtedness described therein or any other obligation in respect of such non-Distribution Business Assets; and

     (j) any Security Interests not falling within paragraphs (a) to (i) above and securing indebtedness in aggregate not exceeding (Euro) 75,000,000 (or its equivalent).

     "Plan"

     means a plan that is subject to section 302 or regulated by Title IV of ERISA maintained by any member of the Borrower Group or any ERISA Affiliate currently or at any time within the last five years, or to which any member of the Borrower Group or any ERISA Affiliate is required to make payments or contributions or has made payments or contributions within the past five years.

     "Pledge of Subordinated Shareholder Loans"

     means the deed of pledge and subordination of Subordinated Shareholder Loans to be entered into between certain Restricted Persons and the Security Agent in the agreed form as described in paragraph 3(iii) of
     Schedule 7 (Security Documents) and any other deed of pledge entered into pursuant to any such deed of pledge or Clause 16.25(a) (Shareholder Loans).

     "Rate Fixing Day"

     means:

     (a)  the Utilisation Date of an Advance denominated in Sterling;

     (b) the second Business Day before the Utilisation Date of an Advance denominated in a currency other than euros or Sterling; or

     (c) the second TARGET Day before the Utilisation Date of an Advance denominated in euros, or such other day on which it is market practice in the London or, as the case may be, European interbank market for leading banks to give quotations in the relevant currency for delivery on the first day of the relevant Utilisation Date.

     "Ratio Period"

     has the meaning given to it in Clause 17.1 (Financial definitions).

     "Reference Banks"

     means, subject to Clause 26.5 (Reference Banks), the principal London offices of The Chase Manhattan Bank, The Toronto-Dominion Bank and CIBC World Markets plc.

     "Related Fund"

     means, with respect to any Facility C Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is administered or managed by (a) that Facility C Lender, (b) any Affiliate of that Facility C Lender or (c) the same investment adviser (or an Affiliate of that investment adviser) that administers or manages that Facility C Lender.

     "Relevant Eastern European Subsidiary"

     means any Subsidiary of any Obligor which Subsidiary is incorporated and has all its material operations in Eastern Europe, provided that the aggregate of the contributions of the Relevant Eastern European Subsidiaries to the consolidated total assets, consolidated revenues and consolidated EBITDA of the Borrower Group attributable to Eastern Europe does not exceed in aggregate 10 per cent.

     For the purposes of this definition, consolidated revenues and consolidated EBITDA of the Borrower Group or any Subsidiary of an Obligor shall be determined by reference to the 12 month period ending on the most recent date in respect of which financial statements have been delivered to the Facility Agent under Clause 16.2(b) (Financial information) and consolidated total assets shall be determined as at such date by reference to such financial statements.

     "Relevant Event"

     means a Default in relation to (a) Clause 18.2 (Non-payment) or (b) Clause
     17.2 (Financial ratios).

     "Repayment Date"

     means each date identified in Clause 6.1 (Repayment of Advances).

     "Repayment Instalment"

     means each Facility B Repayment Instalment (as defined in Clause 6.2 (Repayment of Facility B Advances)) and each Facility C Repayment Instalment (as defined in Clause 6.3 (Repayment of Facility C Advances)).

     "Request"

     means a request made by a Borrower to utilise any of the Facilities and, subject to Clause 5.2 (Form of Request), substantially in the form of Part I of Schedule 4 (Form of Request and Cancellation Notice).

     "Requested Amount"

     means the amount requested in a Request.

     "Restricted Payment"

     has the meaning given to it in Clause 16.13(b) (Restricted Payments).

     "Restricted Person"

     means UPC, Belmarken, UPC Holding, any other company (not being a member of the Borrower Group) which is a Subsidiary of, or an Associated Company of, UPC (other than Associated Companies of UPC which are its Associated Companies by virtue of controlling UPC or owning beneficially and/or legally directly or indirectly 10 per cent. or more of the equity interests in UPC).

     "Restricted Person's Framework Agreement"

     means the Framework Agreement as defined in any Pledge of Subordinated Shareholder Loans.

     "Restructuring"

     means the transfer of all or part of the share capital of certain persons, together with the transfer of certain intercompany receivables owing from such persons to any Restricted Person, to members of the Borrower Group and/or Restricted Persons so that the Borrower Group, following the completion of all such transfers, will be UPC Distribution and its Subsidiaries as described in the structure chart set out at Part II of
     Schedule 10 (Borrower Group Structure).

     "Rollover Advance"

     means one or more Facility A Advances:

     (a) made or to be made on the same day that a maturing Facility A Advance is due to be repaid;

     (b) the aggregate Original Euro Amount of which is equal to or less than the Original Euro Amount of the maturing Facility A Advance; and

     (c) made or to be made to UPC Distribution for the purpose of refinancing a maturing Facility A Advance.

     "Romania Restructuring"

     means the consolidation or merger, into UPC Romania, of any person in which a member of the Borrower Group has an interest on the Signing Date or will have such an interest as a result of the Restructuring and which is carrying on business in Romania and any transaction or series of transactions related thereto, in each case as disclosed in writing to the Facility Agent prior to the Signing Date.

     "Screen Rate"

     means:

     (a) in relation to LIBOR, the British Bankers Association Interest Settlement Rate for the relevant currency and period; and

     (b) in relation to EURIBOR, the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period,

     displayed on the appropriate page of the Reuters screen. If that page is replaced or the service ceases to be available, the Facility Agent may specify another page or service displaying the appropriate rate after consultation with UPC Distribution and the Lenders.

     "Security Deed"

     means the Security Deed to be entered into between, among others, each Obligor, the Facility Agent, the Security Agent, the Lenders, the Senior Hedging Banks, the High Yield Hedging Banks and each Subordinated Creditor and includes each Deed of Accession (as defined in the Security Deed) entered into in relation to the Security Deed.

     "Security Documents"

     means:

     (a)  the documents listed in Schedule 7; and

     (b) such other security documents as may from time to time be entered into in favour of any Beneficiary pursuant to any of the Finance Documents (including without limitation any other Obligor pledge of Shareholder Loans or Pledge of Subordinated Shareholder Loans, any security document referred to in Clause 16.23 (UPC Distribution Pledged Account), Clause 16.24 (Share security) or Clause 16.26 (Further security over receivables) and any security document provided to the Security Agent in connection with the accession of an Additional Guarantor pursuant to Clause 26.4 (Additional Guarantors) and Part II of Schedule 2 (Conditions precedent documents).

     "Security Interest"

     means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment by way of security, trust arrangement for the purpose of providing security or other security interest of any kind securing any obligation of any person or any other arrangement having the effect of conferring rights of retention or other disposal rights over an asset (including without limitation title transfer and/or retention arrangements having a similar effect or a deposit of money with the primary intention of affording a right of set-off) and includes any agreement to create any of the foregoing but does not include (a) liens arising in the ordinary course of business by operation of law and not by way of contract and (b) any grant of indefeasible rights of use or equivalent arrangements with respect to network capacity, communications, fibre capacity or conduit.

     "Security Provider's Deed of Accession"

     has the meaning given to it in the Security Deed.

     "Senior Beneficiary"

     has the meaning given to the term in the Security Deed.

     "Senior Debt"

     has the meaning given to it in Clause 17.1 (Financial definitions).

     "Senior Hedging Agreements"

     means any and all interest rate and/or currency swap and/or interest rate and/or currency cap and/or other interest rate and/or currency hedging agreements entered into or to be entered into by any member of the Borrower Group with any of the Senior Hedging Banks from time to time in relation to the Borrower Group's floating rate interest exposure and/or currency exposure.

     "Senior Hedging Bank"

     means a Lender or its Affiliate which is or becomes a party to the Security Deed as a senior hedging bank.

     "Shareholder"

     means UPC or a Subsidiary (as defined in any relevant Indenture) of UPC.

     "Shareholders' Agreements"

     means the agreements listed in Part II of Schedule 11.

     "Signing Date"

     means the date of this Agreement.

     "Sterling"

     means the lawful currency for the time being of the United Kingdom.

     "Subordinated Creditor"

     means any Restricted Person who has, at any relevant time, entered into a Pledge of Subordinated Shareholder Loans and the Security Deed or a Security Provider's Deed of Accession.

     "Subordinated Shareholder Loans"

     means any Financial Indebtedness of any member of the Borrower Group owed to a Subordinated Creditor.

     "Subsidiary"

     of a person means any company or entity directly or indirectly controlled by such person, for which purpose "control" means ownership of more than 50 per cent. of the economic and/or voting share capital (or equivalent right of ownership of such company or entity).

     "Swedish Kronor"

     means the lawful currency of Sweden for the time being.

     "Syndication Letter"

     means the letter dated on or about the Signing Date between the Borrowers and the Lead Arrangers relating to the syndication of the Facilities.

     "Syndication Period"

     means the period ending on the earlier of (a) 15th November, 2000 and (b) the date that the Lead Arrangers notify UPC Distribution that general syndication of the Facilities is completed (which the Lead Arrangers shall do promptly after completion of general syndication).

     "TARGET Day"

     means a day on which the Trans-European Automated Real-Time Gross Settlement (TARGET) System is operating.

     "Taxes" or "Tax"

     means all present and future taxes, imposts, duties, levies, fees or charges of a similar nature, together with interest thereon and penalties in respect thereof.

     "Telecommunications and Cable Law"

     means all laws, statutes, regulations and judgments relating to telecommunications, cable television and data services applicable to any member of the Borrower Group and/or the business carried on by any member of the Borrower Group in any jurisdiction in which a member of the Borrower Group is incorporated or formed or in which such member has its principal place of business or owns any material assets.

     "Telekabel Wien"

     means Telekabel Wien GmbH a company incorporated under the laws of Austria with its corporate seat at Erlachgasse 116, 1100 Wien, Austria and with registration number FN 84116a.

     "Total Cash Interest"

     has the meaning given to it in Clause 17.1 (Financial definitions).

     "Total Debt"

     has the meaning given to it in Clause 17.1 (Financial definitions).

     "Total Facility A Commitments"

     means the aggregate for the time being of the Facility A Commitments.

     "Total Facility B Commitments"

     means the aggregate for the time being of the Facility B Commitments.

     "Total Facility C Commitments"

     means the aggregate for the time being of the Facility C Commitments.

     "UGC"

     means UnitedGlobalCom, Inc. a corporation incorporated in the State of Delaware, United States and, as of the Signing Date, having its business office at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237 U.S.A.

     "United States" or "US"

     means the United States of America.

     "Unpaid Sum"

     means any sum due and payable but unpaid by an Obligor under the Finance Documents.

     "Unrestricted Subsidiary"

     means each Subsidiary of UPC Distribution and, prior to the Restructuring, each Subsidiary of each Obligor that is not a Subsidiary of UPC Distribution, the acquisition cost of which and whose on-going funding requirements are not funded directly or indirectly (in whole or in part) by any member of the Borrower Group by way of drawings under the Facilities and which is designated by UPC Distribution in writing as an Unrestricted Subsidiary.

     "UPC"

     means:

     (a) United Pan-Europe Communications N.V., a public limited liability company incorporated under the laws of The Netherlands and, as of the Signing Date, with its registered office at Amsterdam and its business office at Beech Avenue 100, 1119 PW Schiphol Rijk, Postbus 74763, 1070 BT Amsterdam, The Netherlands; and

     (b)  if the entity referred to in (a) above:

          (i)  consolidates with or merges with any other person or persons; or

          (ii) directly or indirectly, sells, leases, conveys or transfers all or substantially all of its assets to any other person or persons,

          the successor person formed by such consolidation or into which such entity is merged or to which such conveyance, transfer or lease is made and which succeeds to and (except in the case of a lease) is substituted for, and assumes all the obligations of, such entity under and in accordance with the Indentures.

     "UPC Distribution Holdco"

     means the immediate Holding Company of UPC Distribution from time to time, being UPC Holding as of the Signing Date.

     "UPC Holding"

     means UPC Holding B.V., a limited liability company incorporated under the laws of The Netherlands and, as of the Signing Date, with its registered office at Amsterdam and its business office at Beech Avenue 100, 1119 PW Schiphol Rijk, Postbus 74763, 1070 BT Amsterdam, The Netherlands.

     "UPC Holding II"

     means UPC Holding II B.V., a limited liability company incorporated under the laws of The Netherlands and, as of the Signing Date, with its registered office at Amsterdam and its business office at Beech Avenue 100, 1119 PW Schiphol Rijk, Postbus 74763, 1070 BT Amsterdam, The Netherlands.

     "UPC Romania"

     means UPC Romania s.a., a Romanian company, 70 per cent. of whose shares are or shall be (following the Romania Restructuring) owned directly or indirectly by UPC Romania Holding B.V., a wholly-owned subsidiary of Stipdon Investments B.V..

     "US Dollars" and "US$"

     means the lawful currency for the time being of the United States.

     "US Obligor"

     has the meaning given to it in Clause 18.6(e) (Insolvency).

     "Utilisation Date"

     means, in relation to each Advance, the date specified as such in the relevant Request or, on and after the making and/or issue thereof pursuant to such Request, the date on which it was made and/or issued.

     "VAT"

     means value added or similar tax.

     "Western Europe"

     means the countries that currently comprise the European Community, Scandinavia and Switzerland.

1.2  Construction
(a)  In this Agreement, unless the contrary intention appears, a reference to:

     (i) a document being in the "agreed form" means a document (A) in a form previously agreed in writing by or on behalf of the Facility Agent and UPC Distribution, or (B)
           in a form substantially as set out in any Schedule to any Finance Document, or (C) (if not falling within (A) or (B) above) in form and substance satisfactory to the Lenders and initialled by or on behalf of the Facility Agent and UPC Distribution for the purposes of identification;

           "amendment" includes a supplement, novation or re-enactment and "amended" is to be construed accordingly;

           "assets" includes all or any part of any business, undertaking, real property, personal property, uncalled capital and any rights (whether actual or contingent, present or future) to receive, or require delivery of, any of the foregoing;

           references to the "equivalent" of an amount specified in a particular currency (the "specified currency amount") shall be construed as a reference to the amount of the other relevant currency which can be purchased with the specified currency amount in the London foreign exchange market at or about 11.00 a.m. on the day on which the calculation falls to be made for spot delivery as determined by the Facility Agent in accordance with its customary practices;

           "European interbank market" means the interbank market for euro operating in Participating Member States;

           a "guarantee" includes a reference to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any indebtedness and "guaranteed" shall be construed accordingly;

           "indebtedness" is a reference to any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

           a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that, if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that month;

           a "person" includes any individual, firm, company, corporation, unincorporated body of persons or any state or any of its agencies;

           a "regulation" includes any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law but, if not having the force of law, only if compliance therewith is in accordance with the general practice of the relevant persons to whom it is intended to apply or, in the case of Clause 12 (Increased Costs) only, the relevant Finance Party or its Holding Company) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

     (ii) a provision of a law is a reference to that provision as amended, re-enacted or extended;

     (iii) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement;

     (iv)  a person includes its successors, transferees and assigns;

     (v) (or to any specified provision of) this Agreement or any other document shall be construed, save where expressly provided to the contrary in this Agreement, as a reference to this Agreement, that provision or that document as in force for the time being and as from time to time amended in accordance with its terms, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Facility Agent, all of the Lenders or the Majority Lenders or Majority Facility C Lenders (as the case may be);

     (vi) other than in the definition of "EURIBOR" in Clause 1.1 (Definitions), a time of day is a reference to London time; and

     (vii)  words importing the plural include the singular and vice versa.

(b) Unless the contrary intention appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(c) The index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d) Unless expressly provided to the contrary in a Finance Document, a person who is not a party to a Finance Document may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

(e) Notwithstanding any term of any Finance Document, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of that Finance Document.

1.3  Replacement Facility

     This Agreement, the other Finance Documents and any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith replace the (Euro) 1,000,000,000 Loan and Note Issuance Agreement dated 27th July, 1999 between, amongst others, UPC Facility B.V., Telekabel Wien and UPC Norge A/S (formerly Janco Multicom A/S) as borrowers and The Toronto-Dominion Bank as agent (the "UPCF Facility Agreement") and any related notes, guarantees, collateral documents, instruments and agreements executed in connection with the UPCF Facility Agreement except as provided in this Agreement or otherwise.

2.   THE FACILITIES

2.1  Facilities

     The relevant Lenders grant to the Borrowers:

     (a) a committed (Euro) 750,000,000 multicurrency revolving credit facility under which the relevant Lenders will, when requested by UPC Distribution, make cash advances in euros or Optional Currencies to UPC Distribution on a revolving basis during the Facility A Availability Period;

     (b) a committed (Euro)2,750,000,000 term loan facility under which the relevant Lenders will, when requested by UPC Distribution, make cash advances in euros or Optional Currencies to UPC Distribution during the Facility B Availability Period; and

     (c) a committed US$347,500,000 and (Euro)95,000,000 term loan facility under which the relevant Lenders will, when requested by the relevant Borrower, make cash advances in euros (in the case of UPC Distribution) or US Dollars (in the case of the US Borrower) (as applicable) to the relevant Borrower during the Facility C Availability Period, in each case subject to the terms of this Agreement.

2.2  Overall facility limits

(a) The aggregate Original Euro Amount of all outstanding Facility A Advances shall not at any time exceed the Total Facility A Commitments.

(b) The aggregate Original Euro Amount of all outstanding Facility B Advances shall not at any time exceed the Total Facility B Commitments.

(c)  (i)   The aggregate amount of all outstanding Facility C1 Advances shall not at any time exceed the aggregate of the Facility C1 Commitments;

     (ii) The aggregate amount of all outstanding Facility C2 Advances shall not at any time exceed the aggregate of the Facility C2 Commitments.

(d)  The aggregate Original Euro Amount of:

     (i) the participations of a Lender in Facility A Advances shall not at any time exceed that Lender's Facility A Commitment at that time; and

     (ii) the participations of a Lender in Facility B Advances shall not at any time exceed that Lender's Facility B Commitment at that time.

(e)  (i)   The aggregate amount of the participations of a Lender in Facility C1
           Advances shall not at any time exceed that Lender's Facility C1 Commitment at that time; and

     (ii) The aggregate amount of the participations of a Lender in Facility C2 Advances shall not at any time exceed that Lender's Facility C2 Commitment at that time.

2.3  Number of Requests and Advances

(a) Unless the Facility Agent agrees otherwise, no more than one Request for Advances may be delivered on any one day but that Request may, subject to paragraph (b) below, specify any number of Advances from any Facility or all of them.

(b) Unless the Facility Agent agrees otherwise, no more than 50 Advances may be outstanding at any one time.

(c) No more than one Request may be made for Facility C Advances under this Agreement.

2.4  Syndication period

     Notwithstanding any provision of this Agreement, no Borrower will deliver a Request for an Advance during the Syndication Period specifying an Interest Period other than seven, 14, or 21 days or one month (unless the Lead Arrangers and the Majority Lenders agree otherwise).

2.5  Nature of a Finance Party's rights and obligations

(a) The obligations of a Finance Party under the Finance Documents are several. Failure of a Finance Party to carry out those obligations does not relieve any other Party of its obligations under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b) The rights of a Finance Party under the Finance Documents are divided rights. A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce those rights.

(c) Each of the Obligors and each of the Finance Parties agrees that the Security Agent shall be the joint and several creditor ("hoofdelijk crediteur") of each and every obligation of any Obligor towards each of the Finance Parties under any Finance Document, and that accordingly the Security Agent will have its own independent claim as creditor and not as agent against each Obligor to demand performance by the relevant Obligor of those obligations. However, any discharge of any such obligation to either of the Security Agent or the relevant Finance Party shall, to the same extent, discharge the corresponding obligation owing to the other.

(d) Without limiting or affecting the Security Agent's rights against any Obligor (whether under this paragraph or under any other provision of the Finance Documents), the Security Agent agrees with each other Finance Party (on a several and divided basis) that, subject as set out in the next sentence, it will not exercise its rights as a joint and several creditor with a Finance Party except with the prior written consent of the relevant Finance Party. However, for the avoidance of doubt, nothing in the previous sentence shall in any way limit the Agent's right to act in the protection or preservation of rights under or to enforce any Security Document or the Security Deed as contemplated by the Finance Documents (or to do any act reasonably incidental to any of the foregoing).

2.6  UPC Distribution as Obligors' agent

     Each Obligor:

     (a) irrevocably authorises and instructs UPC Distribution to give and receive as agent on its behalf all notices (including Requests) and sign all documents in connection with the Finance Documents on its behalf (including but not limited to amendments and variations and execution of any new Finance Documents) and take such other action as may be necessary or desirable under or in connection with the Finance Documents; and

     (b) confirms that it will be bound by any action taken by UPC Distribution under or in connection with the Finance Documents.

2.7  Actions of UPC Distribution as Obligors' agent

     The respective liabilities of each of the Obligors under the Finance Documents shall not be in any way affected by:

     (a) any irregularity (or purported irregularity) in any act done by or any failure (or purported failure) by UPC Distribution;

     (b) UPC Distribution acting (or purporting to act) in any respect outside any authority conferred upon it by any Obligor; or

     (c) the failure (or purported failure) by or inability (or purported inability) of UPC Distribution to inform any Obligor of receipt by it of any notification under this Agreement or any other Finance Document.

3.   PURPOSE

3.1  By Facility

(a)  Each Advance will be applied:

     (i) in the case of Facility A, to finance the general corporate and working capital purposes of the Borrower Group, including to finance capital expenditure and the making of acquisitions by the Borrower Group (to the extent permitted by this Agreement);

     (ii) in the case of Facility B, to refinance in part the Financial Indebtedness described in Schedule 9 and to finance capital expenditure and the making of acquisitions by the Borrower Group; and

     (iii) in the case of Facility C, to refinance in part the Financial Indebtedness described in Schedule 9.

(b)  (i)    Subject to sub-paragraph (ii) below, each Obligor (other than UPC
            Distribution Holdco) will not, and will procure that none of its Subsidiaries which are members of the Borrower Group will, use the proceeds of Advances drawn under the Facilities in aggregate in excess of (Euro) 750,000,000 (including without limitation by way of transfer, loan, subscription of equity or other investment (each a "Relevant Investment")) in the business of members of the Borrower
            Group incorporated or principally carrying on business in Eastern
            Europe.

     (ii) The proceeds of any Advance used by any member of the Borrower Group to make a Relevant Investment, at the time of and in connection with the Acquisition by the Borrower Group following the Signing Date of all or part of the shares or assets of @Entertainment, Inc. or any of its Subsidiaries, persons which are Controlled by it or persons in which it has an ownership interest, shall not count towards the aggregate proceeds of Advances calculated for the purposes of paragraph (b)(i).

3.2  No monitoring

     Without affecting the obligations of the Borrowers in any way, no Finance Party is bound to monitor or verify the application of the proceeds of any Advance.

4.   CONDITIONS PRECEDENT

4.1  Documentary conditions precedent

     No Borrower may draw an Advance under this Agreement until the Facility Agent has notified UPC Distribution and the Lenders that it has received all of the documents set out in Part I of Schedule 2 in form and substance satisfactory to the Facility Agent. The Facility Agent will confirm to UPC Distribution that it has received such documents as soon as practicable upon receiving all of them in form and substance satisfactory to it.

4.2  Further conditions precedent

     The obligations of each Lender in respect of each Advance are subject to the further conditions precedent that on the date of the Request for that Advance and on the proposed Utilisation Date:

     (a) except in the case of a Rollover Advance, the representations and warranties in Clause 15 (Representations and Warranties) to be repeated on those dates are and will be immediately after the relevant Advance is drawn down correct in all material respects; and

     (b) in the case of a Rollover Advance, no Event of Default is outstanding or would result from the proposed Advance and, in the case of other Advances, no Default is outstanding or would result from the proposed Advance; and

     (c) except in the case of a Rollover Advance, no Change of Control has occurred where the event has not been waived by the Majority Lenders.

4.3  Pro forma covenant compliance

     (a) No Borrower may Request or obtain any Advance in an amount which, when aggregated with all other Advances (other than Rollover Advances) made since the last day of the most recent Ratio Period ending prior to the proposed date of that Advance for which financial statements have been delivered pursuant to Clauses 4.1 (Documentary Conditions Precedent) or 16.2(a) or (b) (Financial information) (the "Relevant Ratio Period") would cause UPC Distribution to fail to be in compliance with:

          (i) the financial ratios set out in Clause 17.2 (Financial ratios) for the Relevant Ratio Period, if such financial ratios were re-tested for the Relevant Ratio Period after adding the aggregate amount of all such Advances to the amount of Senior Debt used in calculating such ratios; and

          (ii) in the case of any Advance to be made:

               (A) prior to delivery of the financial statements referred to in Clause 16.2(b) (Financial information) for the financial quarter ending on 31st March, 2003; and

               (B) at a time when the aggregate Original Euro Amount of all outstanding Advances exceeds or will, when aggregated with the Original Euro Amount of the proposed Advance, exceed
                    (Euro)2,300,000,000,
               the financial ratio set out in paragraph (b) below for the Relevant Ratio Period, if such financial covenant were tested for the Relevant Ratio Period after adding the aggregate amount of all such Advances to the amount of Facility Outstandings used in calculating such ratio for such Relevant Ratio Period.

(b) For the purposes of paragraph (a)(ii) above only, UPC Distribution will procure that the ratio of Facility Outstandings to Annualised EBITDA for each Relevant Ratio Period which ends in a period set out in column 1 below shall not exceed the ratio set out in column 2 below opposite such date or period:

                           (1)                                         (2)

                     Relevant period                                   Ratio

       From the Signing Date to and including 31st March, 2001        12.0:1
       From 1st April, 2001 to and including 31st December, 2001      11.0:1
       From 1st January, 2002 to and including 31st March, 2002       10.0:1
       From 1st April, 2002 to and including 30th June, 2002           9:0:1
       From 1st July, 2002 to and including 31st December, 2002        8.0:1


     For the purpose of paragraph (a) above and this paragraph (b), "Facility Outstandings" for any Relevant Ratio Period means the aggregate principal amount of all outstanding Advances on the last day of the Relevant Ratio Period. Other capitalised terms used in this paragraph (b) shall have the meanings given to them in Clause 17.1 (Financial definitions), provided that, in calculating "Annualised EBITDA" for the Relevant Ratio Period, an amount representing subscriber acquisition costs ("SACS") for that Relevant Ratio Period shall be added back, calculated as follows:

     SACs = (Euro) 200 x Net New Subscribers for the Relevant Ratio Period,

     where

     "Net New Subscribers" means, in respect of a Relevant Ratio Period, the higher of zero and:

     (i) the total number of Revenue Generating Units at the end of the Relevant Ratio Period; less

     (ii) the total number of Revenue Generating Units at the end of the last Ratio Period before the Relevant Ratio Period; and

     Revenue Generating Units" means, at any time, the number of subscribers to the multi-channel television and programming, telephony, internet and/or data services of the networks operated by any member of the Borrower Group (each a "Service") who are at that time committed to make regular payments to such member of the Borrower

          Group or to any other provider of such Service on behalf of such member of the Borrower Group in respect of such subscribers' subscription to or utilisation of one or more Services. For the purposes of this definition, a subscriber to more than one Service shall be counted as a separate Revenue Generating Unit in respect of each such Service.

4.4  Deferred Acquisition Costs

     Where a member of the Borrower Group has made an Acquisition permitted by Clause 16.11 (Acquisitions and mergers), no Borrower may Request, or apply the proceeds of, any Advance for the purpose of paying any consideration referred to in paragraph (a) of the definition of "Acquisition Cost" in relation to that Acquisition, unless UPC Distribution delivers to Facility Agent on or before the date of each relevant Request:

     (a)  where the Acquisition Cost of the acquisition was greater than
          (Euro)200,000,000 and no more than (Euro) 350,000,000, a certificate signed by two managing directors or the sole managing director, as the case may be, of UPC Distribution and certifying; or

     (b)  where the Acquisition Cost of the acquisition was greater than
          (Euro)350,000,000, financial projections based on assumptions which are no more aggressive (when taken as a whole) than those used in the preparation of the Information Memorandum which demonstrate, that the Borrowers will be in compliance with Clause 6 (Repayment) and the undertakings set out in Clause 17 (Financial Covenants) for the period from the Utilisation Date of such Advance (taking into account (i) the Acquisition Cost of such acquisition (but deducting from that Acquisition Cost the value of any consideration referred to in paragraph (a) of the definition of "Acquisition Cost" which has yet to be paid or delivered),
     (ii) the amount of such Advance and (iii) financial projections relating to the acquired business or asset(s)) to the last Final Repayment Date.

5.   ADVANCES

5.1  Delivery of Request

     Subject to the terms of this Agreement, a Borrower may request an Advance by delivering to the Facility Agent by not later than 11.00 a.m. on the third Business Day, before the proposed Utilisation Date, a duly completed Request.

5.2  Form of Request

     Each Request shall specify (where applicable):

     (a)  the relevant Facility;

     (b) the proposed Utilisation Date, which shall be a Business Day falling during the Facility A Availability Period (in the case of a Facility A Advance), the Facility B Availability Period (in the case of a Facility B Advance) or the Facility C Availability Period (in the case of a Facility C Advance);

     (c) the currency of the proposed Advance which must be euros or an Optional Currency (in the case of a Facility A Advance or Facility B Advance), euros (in the case of a Facility C1 Advance) or US Dollars (in the case of a Facility C2 Advance);

     (d)  the principal amount of the proposed Advance which:

          (i) for an Advance denominated in euros, shall be a minimum amount of (Euro)10,000,000;

          (ii) for an Advance denominated in US Dollars, shall be a minimum amount of US$10,000,000; and

          (iii) for an Advance denominated in any other Optional Currency, shall be a minimum amount equivalent to (Euro )5,000,000 (in each case using the Agent's Spot Rate of Exchange);

     (e) the Interest Period of the Advance, which must be a period complying with Clause 8 (Interest); and

     (f) unless previously notified to the Facility Agent in writing and not revoked, the details of the bank and account to which the proceeds of the proposed Advance are to be made available, which must comply with Clause 9 (Payments).

     Subject to the terms of this Agreement, each Request shall be irrevocable and the relevant Borrower shall be bound to borrow an Advance in accordance with such Request.

5.3  Notification to the Lenders

     The Facility Agent shall promptly notify each Lender participating in the relevant Advance of each Request for an Advance and the amount of its participation in the Advance.

5.4  Participations in Advances

(a) Subject to the terms of this Agreement, each Lender shall, on the date specified in any Request for an Advance, make available to the Facility Agent for the account of the relevant Borrower the amount of its participation in that Advance. All such amounts shall be made available to the Facility Agent in accordance with Clause 9.2 (Funds) for disbursement to or to the order of the relevant Borrower in accordance with the provisions of this Agreement.

(b) The amount of a Lender's participation in an Advance will be the proportion (applied to the amount set out in the Request) which:

     (i) in the case of a Facility A Advance, its Facility A Commitment bears to the Total Facility A Commitments;

     (ii) in the case of a Facility B Advance, its Facility B Commitment bears to the Total Facility B Commitments;

     (iii) in the case of a Facility C1 Advance, its Facility C1 Commitment bears to the aggregate of the Facility C1 Commitments; and

     (iv) in the case of a Facility C2 Advance, its Facility C2 Commitment bears to the aggregate of the Facility C2 Commitments.

(c) If an Advance is to be drawn down in an Optional Currency, the amount of each Lender's participation in that Advance will be determined by converting into that Optional Currency the Lender's participation in the Original Euro Amount of that Advance on the basis of the Agent's Spot Rate of Exchange three Business Days before its Utilisation Date.

5.5  Conditions relating to Optional Currencies

(a) If the Facility Agent has received a written request from a Borrower for a currency to be approved as an Optional Currency, the Facility Agent will confirm to that Borrower by 10.00 a.m. on the day two Business Days after receipt of such request:

     (i)   whether or not the Lenders have granted their approval; and

     (ii) if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Advance to be drawn in that currency.

(b)  Advances denominated in euro will only be made available in the euro unit.

6.   REPAYMENT

6.1  Repayment of Facility A Advances

(a) UPC Distribution shall repay each Facility A Advance in full on the Interest Date for that Advance to the Facility Agent for the Lenders, but since Facility A is available on a revolving basis amounts repaid may be reborrowed during the Facility A Availability Period subject to the terms of this Agreement.

(b) On each date on which the Facility A Commitments are cancelled under Clause 7.1(d), UPC Distribution shall repay sufficient Facility A Advances to ensure that the Facility A Advances do not exceed the Total Facility A Commitments as so reduced.

(c) No Facility A Advance may be outstanding after the end of the Facility A Availability Period.

6.2  Repayment of Facility B Advances

     UPC Distribution shall procure that, subject to the application of Clause 7 (Cancellation and Prepayment), the outstanding Facility B Advances shall be repaid in full by payment of semi-annual instalments (each a "Facility B Repayment Instalment") on each date set out in column 1 below (each date for repayment being a "Facility B Repayment Date") up to and including the Final Repayment Date for Facility B. Each Facility B Repayment Instalment (other than the last) shall be in an Original Euro Amount equal as nearly as possible (rounded upwards if necessary) to the percentage, set out in column 2 below opposite the relevant Facility B Repayment Date , of the total outstanding amount of Facility B Advances on the last day of the Facility B Availability Period. The final Facility B Repayment Instalment shall comprise all Facility B Advances outstanding on the Facility B Final Repayment Date:

                 (1)                                              (2)

        Facility B Repayment Date                         Relevant Percentage

     30th June, 2004                                               6.25%
     31st December, 2004                                           6.25%
     30th June, 2005                                              11.25%
     31st December, 2005                                          11.25%
     30th June, 2006                                              16.25%

                 (1)                                              (2)

        Facility B Repayment Date                      Relevant Percentage

     31st December, 2006                                      16.25%
     30th June, 2007                                          11.25%
     31st December, 2007                                      11.25%
     Facility B Final Repayment Date                The aggregate amount of all
                                                 outstanding Facility B Advances

6.3  Repayment of Facility C Advances

(a) The Borrowers shall procure that, subject to the application of Clause 7 (Cancellation and Prepayment), the outstanding Facility C Advances shall be repaid in full by payment of semi-annual instalments (each a "Facility C Repayment Instalment") on each date specified in Column (1) below (each date for repayment being a "Facility C Repayment Date") up to and including the Final Repayment Date for Facility C. Each Facility C Repayment Instalment (other than the last) shall be in an Original Euro Amount equal as nearly as possible (rounded upwards if necessary) to the percentage, set out in column 2 below opposite the relevant Facility C Repayment Date, of the total outstanding amount of Facility C Advances on the last day of the Facility C Availability Period. The Final Facility C Repayment Instalment shall comprise all Facility C Advances outstanding on the Facility C Final Repayment Date.

                 (1)                                              (2)

        Facility B Repayment Date                      Relevant Percentage

     30th June, 2004                                          0.50%
     31st December, 2004                                      0.50%
     30th June, 2005                                          0.50%
     31st December, 2005                                      0.50%
     30th June, 2006                                          0.50%
     31st December, 2006                                      0.50%
     30th June, 2007                                          0.50%
     31st December, 2007                                      0.50%
     30th June, 2008                                         24.00%
     31st December, 2008                                     24.00%
     Facility C Final Repayment Date                The aggregate amount of all
                                                 outstanding Facility C Advances

(b) Each such Facility C Repayment Instalment shall be applied pro rata against the outstanding Original Euro Amount of Facility C1 Advances and Facility C2 Advances. For the avoidance of doubt, any amounts paid under this Clause
     6.3 to a Lender in respect of a Facility C2 Advance shall be paid in US Dollars, as required pursuant to Clause 9.4(a) (Currency).

6.4  Adjustment of Facility B Advances

(a) For each Facility B Advance in an Optional Currency, there shall be calculated the difference between the amount of the relevant Advance (in that Optional Currency) for the current Interest Period and for the next Interest Period. The amount of the Facility B Advance for the next Interest Period will be determined by notionally converting into that Optional Currency the Original Euro Amount of the Facility B Advance on the basis of the Agent's Spot Rate of Exchange three Business Days before the commencement of that Interest Period.

(b)  At the end of the current Interest Period (but subject always to paragraph
     (c) below):

     (i) if the amount of the Facility B Advance for the next Interest Period is less than for the preceding Interest Period, UPC Distribution shall repay the difference; or

     (ii) if the amount of the Facility B Advance for the next Interest Period is greater, each Lender shall forthwith make available to the Facility Agent for UPC Distribution its participation in the difference.

(c) If the Agent's Spot Rate of Exchange for the next Interest Period shows an appreciation or depreciation of the Optional Currency against euros of less than five per cent. when compared with the Original Exchange Rate, no amounts are payable in respect of the difference. In this Clause 6, "Original Exchange Rate" means the Agent's Spot Rate of Exchange used for determining the amount of the Optional Currency for the Interest Period which is the later of the following:

     (i)  the first Interest Period of the relevant Advance; and

     (ii) the most recent Interest Period immediately prior to which a difference was required to be paid under this Clause 6.4.

6.5  Prepayments and repayments

     If a Facility B Advance is to be repaid or prepaid by reference to an Original Euro Amount, the Optional Currency amount to be repaid or prepaid shall be determined by reference to the Agent's Spot Rate of Exchange used for determining the Optional Currency amount of that Facility B Advance under Clause 5.4(c) (Participation in Advances) or, if applicable, the Original Exchange Rate.

6.6  Notification

     The Agent shall notify the Lenders and UPC Distribution of Optional Currency amounts (and the applicable Agent's Spot Rate of Exchange) promptly after they are ascertained under this Agreement.

7.   CANCELLATION AND PREPAYMENT

7.1  Automatic Cancellation of the Commitments

(a) The Facility A Commitment of each Lender shall be automatically cancelled at the close of business in London on the last day of the Facility A Availability Period.

(b) The undrawn Facility B Commitment of each Lender shall be automatically cancelled at the close of business in London on the last day of the Facility B Availability Period.

(c) The undrawn Facility C Commitment of each Lender shall be automatically cancelled at the close of business in London on the last day of the Facility C Availability Period.

(d) The Facility A Commitments will be cancelled, such that, at the close of business in London on each date set out in column 1 below, the Total Facility A Commitments will be reduced to the amount set opposite that date in column 2 below.



                  (1)                                (2)

                 Date                Facility A Total Commitment after reduction

                                                    (Euro)

            30th June, 2005                      666,750,000
            30th June, 2006                      583,400,000
            30th June, 2007                      500,000,000

(e) Each reduction of the Facility A Commitments under paragraph (d) above shall be applied against the Facility A Commitment of each Lender pro rata.

7.2  Voluntary cancellation

     UPC Distribution may, by delivering to the Facility Agent a duly completed Cancellation Notice not less than five Business Days prior to the due date of cancellation, cancel the unutilised portion of the Total Facility A Commitments and/or Total Facility B Commitments and/or Total Facility C Commitments in whole or in part (but, if in part, in an aggregate minimum amount of (Euro)10,000,000 (in the case of Facility A or Facility B) and an aggregate minimum Original Euro Amount of (Euro)10,000,000 (in the case of Facility C) in such proportions as UPC Distribution may specify in the Cancellation Notice) on the date specified in the Cancellation Notice. Any cancellation in part shall be applied against the relevant Facility A Commitment, Facility B Commitment or, as the case may be, Facility C Commitment of each Lender pro rata.

7.3  Voluntary prepayment

(a) UPC Distribution may, by delivering to the Facility Agent a duly completed Cancellation Notice not less than five Business Days prior to the due date of prepayment, prepay the whole or any part, (but if in part in an aggregate minimum Original Euro Amount of (Euro)10,000,000) of the Advances made to it under Facility A, Facility B or (subject to Clause 7.10(c) (Facility C Call Protection)) Facility C.

(b) Any voluntary prepayment made under paragraph (a) above will be applied (subject to Clause 7.10(c) (Facility C Call Protection)) against:

     (i) Facility A, Facility B or Facility C in such proportions as may be specified by UPC Distribution in the notice of prepayment;

     (ii) (in the case of Facility A), against all the Facility A Advances pro rata or against such Facility A Advances as UPC Distribution may designate in the Cancellation Notice;

     (iii) (in the case of Facility B or Facility C), pro rata against the Repayment Instalments for Facility B or (as the case may be) Facility C.

7.4  Change of Control

(a)  If:

     (i)   UGC ceases:

           (1) directly or indirectly to own more than 50 per cent of the issued share capital of UPC; and

           (2)  to Control UPC; or

     (ii) after completion of the Approved Transaction, Liberty Media Corporation together with one or more of its Associated Companies does not or ceases to directly or indirectly own 10 per cent. or more of the issued share capital of UPC from time to time; or

     (iii) UPC does not or ceases to own, directly or indirectly through one or more of its Subsidiaries or other persons Controlled by it, the legal and beneficial interest in more than 50 per cent. of the voting and economic rights attaching to the issued share capital of, or otherwise ceases to Control, UPC Distribution Holdco, (except as a result of a merger or consolidation of UPC Distribution Holdco with or into a Shareholder, provided that such merger or consolidation is in accordance with paragraph (b) below); or

     (iv) in accordance with the terms of any share pledge in favour of the Security Agent over the issued share capital of UPC Distribution and UPC Holding II, UPC Distribution Holdco does not or ceases to own directly (or indirectly through one or more of its Subsidiaries or other persons Controlled by it, subject to such Subsidiary or person complying with Clause 26.4(a) (Additional Guarantors)) the legal and beneficial interest in 100 per cent. of the issued share capital of UPC Distribution and UPC Holding II or otherwise ceases to Control UPC Distribution and UPC Holding II; or

     (v) in accordance with the terms of the share pledges in favour of the Security Agent over the issued share capital of each of the Obligors (other than UPC Distribution Holdco, UPC Holding II, the US Borrower and UPC Distribution), UPC Distribution does not or ceases to own directly or indirectly through one or more of its Subsidiaries or other persons Controlled by it, the legal and beneficial interest in at least 75 per cent. of the voting and economic rights attaching to the issued share capital of any Obligor (other than UPC Distribution Holdco, UPC Holding II, the US Borrower or UPC Distribution) or otherwise ceases to Control such Obligor; or

     (vi) UPC Distribution and UPC Holding II do not or cease to own, in accordance with the terms of the pledge referred to in paragraph 2 of
           Schedule 7 (Security Documents), the legal and beneficial interest in 100 per cent. of the partnership interests and economic rights attaching to the partnership interests of, or otherwise ceases to Control, the US Borrower,

     (any of the events described in (i) to (vi) above being a "Change of Control"):

     (A) UPC Distribution shall promptly notify the Facility Agent upon becoming aware of a Change of Control; and

     (B) if the Majority Lenders so require, the Facility Agent shall, by not less than 20 Business Days' notice to UPC Distribution, cancel each Facility and declare all outstanding Advances, together with accrued interest and all other relevant amounts accrued under the Finance Documents immediately due and payable, whereupon each Facility will be cancelled and all such outstanding amounts will become immediately due and payable.

(b) UPC Distribution Holdco shall not enter into a merger or consolidation with or into a Shareholder (the resulting entity being the "UPC Merged Entity") unless:

     (A) reasonable details of the proposed merger concerning the matters set out in paragraphs (B) to (C) below are provided to the Facility Agent at least 10 days before the merger is to be entered into;

     (B) the UPC Merged Entity will be liable for the obligations of UPC Distribution Holdco (including the obligations under the Finance Documents), which obligations will continue in full force and effect after the merger, and entitled to the benefit of all rights of UPC Distribution Holdco; and

     (C) the UPC Merged Entity has entered into Security Documents (if applicable) which provide security over the same assets of at least an equivalent nature and ranking to the security provided by UPC Distribution Holdco pursuant to any Security Documents entered into by it and such Security Documents are the legal, valid and binding obligations of the UPC Merged Entity enforceable in accordance with their terms subject (to the extent applicable) to substantially similar qualifications to those made in the legal opinions referred to in Schedule 2.

7.5  Mandatory prepayment from Excess Cash Flow

(a) Subject to paragraph (b) below and Clause 7.7 (Date for prepayment), within 10 Business Days of the delivery of the Borrower Group's audited consolidated financial statements which relate to any financial year of the Borrower Group (starting with the annual Accounting Period ending 31st December, 2004) under Clause 16.2 (Financial information) the Borrowers (unless otherwise agreed in writing by the Facility Agent acting on the instructions of the Majority Lenders) shall prepay, or procure that there is prepaid, an amount of the Facilities equal to 50 per cent. of the Excess Cash Flow for such financial year.

(b)  The Borrowers shall not be required to make any prepayments under paragraph
     (a) above:

     (i) after the date on which the Facility Agent receives financial statements delivered under Clause 16.2(b) (Financial information) which show that, for the two most recent Ratio Periods, the ratio of Senior Debt to Annualised EBITDA is less than or equal to 3.5:1; or

     (ii) if the amount of Excess Cash Flow in respect of the relevant financial year is less than (EURO)5,000,000.

7.6  Mandatory prepayment from disposal proceeds

(a) The Borrowers undertake (unless otherwise agreed in writing by the Facility Agent acting on the instructions of the Majority Lenders), subject to the terms of the Security Deed and Clause 7.7 (Date for prepayment), to apply and to procure the application of the Net Proceeds of all disposals or the cash equivalent thereof (other than disposals permitted under Clause

     16.10(b)(i) to (ix)(A) and (x) to (xiii) inclusive (Disposals)) made by any member of the Borrower Group of assets comprising or contributing in aggregate a percentage value in excess of (and only to the extent of such excess):

     (i) 20 per cent. of the total assets, revenues or EBITDA of the Borrower Group (taken as a whole) in prepayment of the Facilities (or, if less the amount of the Facilities) within 10 Business Days of receipt of the relevant Net Proceeds by the relevant member(s) of the Borrower Group; and

     (ii) 10 per cent. (but not more than 20 per cent.) of the total assets, revenues or EBITDA of the Borrower Group (taken as a whole) in prepayment of the Facilities (or, if less the amount of the Facilities) unless the entire amount of such Net Proceeds are, within 12 months of receipt, reinvested in the business of the Borrower Group within 10 Business Days after the end of such 12-month period, in which event the percentage value of such assets shall not be taken into account for the purposes of this Clause 7.6.

(b) If the Net Proceeds of disposals of assets comprising or contributing in aggregate a percentage value of 10 per cent. or less of the total assets, revenues or EBITDA of the Borrower Group are either:

     (i) reinvested in the business of the Borrower Group within 12 months of receipt; or

     (ii) deposited immediately with the Facility Agent and applied in prepayment of the Facilities and reduction of the Total Facility A Commitments, Total Facility B Commitments and Total Facility C Commitments in accordance with the mechanics set out in Clauses 7.7 (Date for prepayment) and 7.8 (Order of application), the percentage value of such assets shall not be taken into account for the purposes of paragraph (a) above or Clause 16.10(b)(ix)(A) (Disposals).

(c) For the purposes of paragraphs (a) and (b) above and Clause 16.10(b) (Disposals), "percentage value" of an asset disposed of means the percentage of the total assets, revenues or EBITDA of the Borrower Group (as the case may be) attributable to such asset in respect of the financial year (in the case of revenues or EBITDA) or as at the end of the financial year (in the case of total assets) immediately preceding the financial year in which the asset is disposed of and for the avoidance of doubt, the value of assets disposed of will be calculated on an increasing percentage basis such that any percentage value will automatically be added to the percentage value of any subsequent disposal. For the purpose of Clause 7.6(a) and this Clause 7.6(c), all calculations shall be by reference to the annual consolidated financial statements of UPC Distribution or, as the case may be, the annual combined financial statements of the Borrower Group required to be produced pursuant to this Agreement.

7.7  Date for prepayment

     Each amount to be prepaid under Clauses 7.5 (Mandatory prepayment from Excess Cash Flow), 7.6 (Mandatory prepayment from disposal proceeds) and
     17.4 (Cure provisions) shall be applied in prepayment of the Facility within the period required by the relevant Clause or deposited before the end of such period with the Security Agent or as the Security Agent may reasonably direct in an account (or accounts) (each a "Blocked Account") in the name of any Obligor bearing interest at rates customarily offered by the Security Agent in such circumstances, secured (if requested by the Security Agent) by a first ranking security interest in favour of the Security Agent on behalf of the Beneficiaries, on terms that the principal amount so deposited may only be released by making the relevant prepayment on Interest Dates falling immediately thereafter, in accordance with Clause
     7.8 (Order of application) (where applicable), until the prepayment obligations under Clauses 7.5 (Mandatory prepayment from Excess Cash Flow),
     7.6 (Mandatory prepayment from disposal proceeds) and 17.4 (Cure provisions) have been satisfied.

7.8  Order of application

     Subject to Clause 7.10(c) (Facility C Call protection), the amount of each prepayment of the Facilities made under Clauses 7.5 (Mandatory prepayment from Excess Cash Flow) and Clause 7.6 (Mandatory prepayment from disposal proceeds) shall be applied:

     (a) first, pro rata between outstanding Facility B Advances and Facility C Advances (and pro rata against the Repayment Instalments for Facility B and Facility C respectively) with a corresponding permanent cancellation of the Total Facility B Commitments and Total Facility C Commitments (pro rata between the Commitments of the Lenders under the relevant Facility); and

     (b) second, against outstanding Facility A Advances (pro rata against all Facility A Advances) with a corresponding permanent cancellation of the Total Facility A Commitments, (pro rata between the Commitments of the Lenders under that Facility) and a corresponding reduction of each amount specified in column 2 of Clause 7.1(d) (Automatic Cancellation of the Commitments) by the amount of each such prepayment.

7.9  Right of prepayment and cancellation in relation to a single Lender

(a)  If:

     (i) any sum payable to any Lender by a Borrower is required to be increased under paragraph (c) of Clause 10.2 (Tax gross-up); or

     (ii) any Lender claims indemnification from a Borrower under Clause 10.3 (Tax indemnity) or Clause 12.1 (Increased Costs),

     UPC Distribution may, whilst the circumstance giving rise to the requirement or indemnification continues, in respect only of the Facilities made available to it, give the Facility Agent notice of cancellation of the Facility A Commitment, Facility B Commitment, Facility C1 Commitment and/or Facility C2 Commitment (as applicable) of that Lender and its intention to procure the repayment of that Lender's participation in all relevant Advances.

(b) On receipt of a notice referred to in paragraph (a) above, the Facility A Commitment, Facility B Commitment, Facility C1 Commitment and/or Facility C2 Commitment (as applicable) of that Lender shall each immediately be reduced to zero.

(c) On the last day of each Interest Period which ends after a Borrower has given notice under paragraph (a) above (or, if earlier, the date specified by the relevant Borrower in that notice), the relevant Borrower shall repay that Lender's participation in all relevant Advances.

(d) Prepayments made pursuant to this Clause 7.9 shall be applied against the outstanding Facility A Advances and (in the case of Facility B Advances and Facility C Advances) the outstanding Repayment Instalments pro rata.

7.10 Facility C Call protection

(a) Upon any prepayment of Facility C Advances under this Clause 7 made up to and including the Second Anniversary, the Borrowers shall pay to the Facility Agent for distribution to Facility C Lenders:

     (i) during the period commencing on the Signing Date to and including the first Anniversary, a prepayment fee in respect of the principal amount of such Advances so prepaid equal to 3 per cent. of such principal amount; and

     (ii) during the period following the first Anniversary up to and including the second Anniversary, a prepayment fee in respect of the principal amount of such Loans so prepaid equal to 1.5 per cent. of such principal amount.

(b)  In the event that:

     (i) the Lenders, the Majority Lenders or the Facility C Lenders (as applicable) agree to modify or waive any of the provisions of this Agreement and, as a result thereof, a prepayment that would otherwise have been required under this Clause 7 shall not be made; or

     (ii) on receipt by the Facility Agent of a notice under Clause 7.4(a)(A) (Change of Control) notifying it of a Change of Control, the Majority Lenders agree not to require the cancellation of the Facility and prepayment of all outstanding amounts under the Finance Documents, the Borrowers shall nevertheless pay to all the Facility C Lenders a fee equal to the amount of prepayment fee that would otherwise have been paid under paragraph (a) above had such prepayment occurred. This fee is in addition to any further prepayment fee under paragraph (a) above that may be payable on any subsequent prepayment of the relevant amount.

(c) Subject to paragraph (b), prior to the repayment or prepayment in full of all outstanding Facility B Advances, the Facility C Lenders may elect not to accept prepayments of Facility C Advances under Clause 7.3 (Voluntary prepayment), 7.5 (Mandatory prepayment from Excess Cash Flow) or 7.6 (Mandatory prepayment from disposal proceeds). In the event of such election any amounts which would otherwise have been applied in prepayment of Facility C Advances shall not, unless UPC Distribution so elects, be applied in prepayment of Facility A Advances or Facility B Advances but may be retained by the Borrowers for use in the business of the Borrower Group.

7.11 Miscellaneous provisions

(a) Any Cancellation Notice delivered under this Agreement is irrevocable. The Facility Agent shall notify the Lenders promptly of receipt of any such notice.

(b) All prepayments under this Agreement shall be made together with accrued interest on the amount prepaid and any other amounts due under this Agreement in respect of that prepayment and, subject to Clause 7.10 (Facility C Call protection) and Clause 23.4 (Break Costs) without premium or penalty.

(c) No prepayment or cancellation is permitted except in accordance with the express terms of this Agreement.

(d) The amount of any Facility A Advance prepaid by UPC Distribution in accordance with Clause 7.3 (Voluntary prepayment) or Clause 17.4 (Cure Provisions) may, subject to the terms of this Agreement, be re-borrowed. No other amount prepaid under this Agreement may subsequently be re-borrowed.

(e) No amount of any Commitment cancelled under this Agreement may subsequently be reinstated.

(f) Any prepayment in part of any Advance shall be applied against the participations of the Lenders in that Advance pro rata.

(g) Any cancellation or prepayment in relation to Facility C shall be applied pro rata between Facility C1 Commitments and Facility C2 Commitments or (as the case may be) Facility C1 Advances and Facility C2 Advances according to their respective Original Euro Amounts.

8.   INTEREST

8.1  Interest rate

     The rate of interest on each Advance for its Interest Period is the rate per annum determined by the Facility Agent to be the aggregate of:

     (a)  the applicable Margin; and

     (b) (i) LIBOR (in the case of an Advance denominated in a currency other than euros); or

          (ii) EURIBOR (in the case of an Advance denominated in euros); and

     (c)  the Mandatory Costs.

8.2  Selection of Interest Periods

(a) The Interest Period (in the case of each Facility A Advance) or the first Interest Period (in the case of each Facility B Advance or Facility C Advance) of each Advance will be the period selected in the Request for that Advance and (in the case of each Facility B Advance or Facility C Advance) each subsequent Interest Period will be the period selected by the relevant Borrower by notice (a "Selection Notice") to the Facility Agent received not later than the third Business Day before the end of the then current Interest Period.

(b) Each Interest Period shall (save as provided in Clause 2.4 (Syndication period)) be one month, two, three or six months or in any case such other period not exceeding six months as the relevant Borrower and the Facility Agent may agree from time to time. Each Interest Period for an Advance will commence on its Utilisation Date or (in the case of each subsequent Interest period for a Facility B Advance or Facility C Advance) the expiry of its preceding Interest Period.

(c)  Each Facility A Advance will have only one Interest Period.

8.3  Non-Business Days

     If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

8.4  Further Adjustments to Interest Periods

     If an Interest Period:

     (a) for a Facility A Advance would otherwise overrun the Facility A Final Maturity Date, it shall be shortened so that it ends on the Facility A Final Maturity Date;

     (b) for a Facility B Advance would otherwise overrun the Facility B Final Repayment Date, it shall be shortened so that it ends on the Facility B Final Repayment Date; and

     (c) for a Facility C Advance would otherwise overrun the Facility C Final Repayment Date, it shall be shortened so that it ends on the Facility C Final Repayment Date.

8.5  Other adjustments

     The Facility Agent and the Borrowers may enter into such other arrangements as they may agree for the adjustment of Interest Periods and the consolidation and/or splitting of Advances.

8.6  Notification

     The Facility Agent shall notify the relevant Borrower and the Lenders of the duration of each Interest Period promptly after ascertaining its duration.

8.7  Due dates

     Except as otherwise provided in this Agreement, accrued interest on each Advance is payable by the relevant Borrower on its Interest Date and also, in the case of:

     (a) any Facility A Advance or Facility B Advance with an Interest Period longer than six months, at six monthly intervals after the first day of that Interest Period for so long as the Interest Period continues; and

     (b) in the case of any Facility C Advance with an Interest Period longer than three months, at three monthly intervals after the first day of that Interest Period for so long as the Interest Period continues.

8.8  Default interest

(a) If an Obligor fails to pay any amount payable by it under the Finance Documents, it shall forthwith on demand by the Facility Agent pay interest on the overdue amount from the due date up to the date of actual payment, both before and after judgment, at a rate (the "default rate") determined by the Facility Agent to be two per cent. per annum above the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted an Advance at the Margin applicable to a new Facility A Advance or (if the Unpaid Sum relates to an overdue amount payable under or in connection with Facility C) a new Facility C Advance if it had been drawn down at such time in the currency of the Unpaid

     Sum for such successive Interest Periods of such duration (not being more than three months) as the Facility Agent may determine, having regard to the likely duration of the default (a "Designated Term").

(b) The default rate will be determined on each Business Day or the first day of, or two Business Days before the first day of, the relevant Designated Term, as appropriate.

(c)  Default interest will be compounded at the end of each Designated Term.

8.9  Notification of rates of interest

     The Facility Agent will promptly notify each relevant Party of the determination of a rate of interest under this Agreement.

8.10 Margin

(a)  The Margin will be:

     (i) in the case of a Facility A Advance or Facility B Advance, 2.75 per cent. per annum until the first Anniversary and thereafter shall be
          2.50 per cent. per annum unless adjusted in accordance with the following provisions of this Clause 8.10; and

     (ii) in the case of a Facility C Advance, 4.00 per cent. per annum.

(b) Commencing with the first Anniversary (by reference, in the case of the first Anniversary, to the Relevant Financial Statements delivered for the most recent financial quarter to end prior to the first Anniversary) UPC Distribution will deliver to the Facility Agent (by no later than the date of the first Anniversary or, as the case may be, the date it delivers to the Facility Agent each subsequent set of Relevant Financial Statements) a notice referring to this Clause 8.10 (a "Margin Notice") and specifying the ratio of Senior Debt to Annualised EBITDA as calculated in accordance with Clause 17 (Financial Covenants) as at the date to which the Relevant Financial Statements were prepared for the purposes of calculating whether the Margin for Facility A Advances and Facility B Advances is to be adjusted in accordance with this Clause 8.10.

(c) The Margin for Facility A Advances and Facility B Advances will be adjusted (upwards or downwards) to the percentage rates per annum set out in column 1 below set opposite the range set out in column 2 below into which the ratio of Senior Debt to Annualised EBITDA, as shown in the Margin Notice, falls:


             (1)                      (2)
            Margin               Senior Debt/
                              Annualised EBITDA ratio
            2.50%                    7.00:1
            2.00%              6.00:1 but * 7.00:1
            1.50%              5.00:1 but * 6.00:1
            1.25%              4.00:1 but * 5.00:1
            1.00%              3.00:1 but * 4.00:1
            0.75%                   * 3.00:1

* = Less Than

(d) The adjustment (if any) specified in (c) above will apply to the Margin for all Facility A Advances and Facility B Advances with effect from the date falling five Business Days after the relevant Margin Notice (or, if later, the related Relevant Financial Statements) is delivered to the Facility Agent.

(e) If UPC Distribution fails to deliver a Margin Notice in accordance with paragraph (b) above the Margin with effect from the last date permitted for delivery of the Relevant Financial Statements will be as stated in paragraph (a) above provided that if that Margin Notice is delivered later, the Margin will be adjusted in accordance with this Clause 8.10 with effect from the date falling five Business Days after the Margin Notice (or, if later, the related Relevant Financial Statements) is delivered.

(f) In this Clause 8.10, "Relevant Financial Statements" means each set of quarterly financial statements delivered under Clause 16.2(b) (Financial information).

9.   PAYMENTS

9.1  Place of Payment

     All payments by an Obligor or a Lender under this Agreement shall be made to the Facility Agent to its account at such office or bank in the principal financial centre of the country of the currency concerned (or, in the case of euros, the financial centre of such of the Participating Member States or London) as the Facility Agent may notify to the Obligor or Lender for this purpose.

9.2  Funds

     Payments under this Agreement to the Facility Agent shall be made for value on the due date at such times and in such funds as the Facility Agent may specify to the Party concerned as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.

9.3  Distribution

(a) Each payment received by the Facility Agent under this Agreement for another Party shall, subject to paragraphs (b) and (c) below, be made available by the Facility Agent to that Party by payment (on the date of value of receipt and in the currency and funds of receipt) to its account with such bank in the principal financial centre of the country of the relevant currency (or, in the case of euros, in the principal financial centre of such of the Participating Member States or London) as it may notify to the Facility Agent for this purpose by not less than five Business Days' prior notice.

(b) The Facility Agent may apply any amount received by it for an Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from an Obligor under this Agreement in the same currency on such date or in or towards the purchase of any amount of any currency to be so applied.

(c) Where a sum is to be paid under this Agreement to the Facility Agent for the account of another Party, the Facility Agent is not obliged to pay that sum to that Party until it has established that it has actually received that sum. The Facility Agent may, however, assume that the sum has been paid to it in accordance with this Agreement and, in reliance on that assumption, make available to that Party a corresponding amount. If the sum has not been made available but the Facility Agent has paid a corresponding amount to another Party, that

     Party shall forthwith on demand refund the corresponding amount to the Facility Agent together with interest on that amount from the date of payment to the date of receipt, calculated at a rate reasonably determined by the Facility Agent to reflect its cost of funds.

9.4  Currency

(a) A repayment or prepayment of an Advance is payable in the currency in which the Advance is denominated.

(b) All interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

(c) Amounts payable in respect of costs, expenses, Taxes and the like are payable in the currency in which they are incurred.

(d) Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in euros or, to the extent it relates to Facility C2, US Dollars.

9.5  Set-off and counterclaim

     All payments made by an Obligor under this Agreement shall be made without set-off or counterclaim.

9.6  Non-Business Days

(a) If a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b) During any extension of the due date for payment of any principal under this Agreement interest is payable on the principal at the rate payable on the original due date.

9.7  Partial payments

(a) Subject to the Security Deed, if the Facility Agent receives a payment insufficient to discharge all the amounts then due and payable by an Obligor under this Agreement, the Facility Agent shall apply that payment towards the obligations of the Obligors under this Agreement in the following order:

     (i) first, in or towards payment pro rata of any unpaid costs, fees and expenses of the Facility Agent under this Agreement;

     (ii) secondly, in or towards payment pro rata of any accrued fees (other than any commitment fees payable under Clause 20.1 (Commitment fee)) due but unpaid under Clause 20 (Fees);

     (iii) thirdly, in or towards payment to the Lenders pro rata of any accrued interest and commitment fees due but unpaid under this Agreement;

     (iv) fourthly, in or towards payment to the Lenders pro rata of any principal due but unpaid under this Agreement; and

     (v) fifthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b) Subject to the Security Deed, the Facility Agent shall, if so directed by all of the Lenders, vary the order set out in sub-paragraphs (a)(ii) to (v) above. The Facility Agent shall notify UPC Distribution of any such variation.

(c) Paragraphs (a) and (b) above shall override any appropriation made by any Obligor.

10.  Tax Gross-up and Indemnities

10.1 Definitions

(a)  In this Clause 10:

     "Protected Party" means a Finance Party which is or will be, for or on account of Tax, subject to any liability or required to make any payment in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

     "Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.

     "Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

     "Tax Payment" means an increased payment made by an Obligor to a Finance Party under Clause 10.2 (Tax gross-up) or a payment under Clause 10.3 (Tax indemnity).

     "Treaty Lender" means a Lender which is (on the date a payment falls due), entitled to that payment under a double taxation agreement in force on the date (subject to the completion of any necessary procedural formalities) without a Tax Deduction.

(b) In this Clause 10 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

10.2 Tax gross-up

(a) Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b) UPC Distribution or a Lender shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. If the Facility Agent receives such notification from a Lender it shall notify UPC Distribution and that Obligor.

(c) Subject to Clause 10.5 (U.S. Taxes), if a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d) If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e) Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(f) A Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate and use its reasonable efforts to complete any procedural formalities and provide any information, in each case on a timely basis, necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction (or with a reduced rate of such Tax Deduction).

10.3 Tax indemnity

(a) The Obligors shall (within three Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party.

(b)  Paragraph (a) above shall not apply with respect to any Tax assessed on:

     (i)  a Finance Party:

          (A) under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

          (B) under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

          if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

     (ii) the Facility Agent, as a result of the failure by a Lender to satisfy on the due date of a payment of interest either of the conditions set out in paragraphs (A) and (B) of Clause 19.16(b) (Lenders).

(c)  A Protected Party making or intending to make a claim pursuant to paragraph
     (a) above shall promptly notify the Facility Agent in writing of the event which will give, or has given, rise to the claim, including details of the nature of the Tax due or paid by that Protected Party, following which the Facility Agent shall promptly provide such information to UPC Distribution.

(d) A Protected Party shall, on receiving a payment from an Obligor under this Clause 10.3, notify the Facility Agent.

10.4 Tax Credit

(a) If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

     (i)  a Tax Credit is attributable to that Tax Payment; and

     (ii) that Finance Party has obtained, utilised and retained that Tax
          Credit,

     the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been made by the Obligor.

(b)  No provision of this Agreement shall:

     (i) interfere with the right of any Finance Party to arrange its tax or any other affairs in whatever manner it thinks fit or oblige any Finance Party to claim any credit, relief, remission or repayment in respect of any payment of Tax in priority to any other credit, relief, remission or repayment available to it, except that the Finance Party's sole reason (acting in good faith) for not claiming or for deferring such credit, relief, remission or repayment shall not be its obligation to make a payment under this Clause 10.4; or

     (ii) oblige any Finance Party to disclose any information relating to its Tax or other affairs or any computations in respect thereof.

10.5  U.S. Taxes

     The US Borrower shall not be required to pay any additional amount pursuant to Clause 10.2 (Tax gross-up) in respect of United States Taxes (including, without limitation, federal, state, local or other income Taxes), branch profits or franchise Taxes with respect to a sum payable by it pursuant to this Agreement to a Lender if:

     (a) on the date such Lender becomes a Party to this Agreement or has designated a new Facility Office either:

          (i) in the case of a Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code), such Lender is not entitled to submit a Form 1001 or Form W-8 (relating to such Lender and claiming a complete exemption from withholding on interest payable pursuant to this Agreement) (or successor forms including a Form W-8BEN) or a Form 4224 (or successor forms including a Form W-8EC1) with respect to interest payable pursuant to this Agreement; or

          (ii) such Lender is subject to such tax by reason of any connection between the jurisdiction imposing such tax and the Lender or its Facility Office other than a connection arising solely from this Agreement or any transaction contemplated hereby; or

     (b) such Lender has (unless the US Borrower failed to complete any procedural formalities or provide any information referred to in Clause 10.2(f) (Tax gross-up)) failed to submit any form, certificate or other information with respect to such sum payable that it was required and is entitled to file under applicable law in order to avoid the payment of the relevant Taxes.

10.6 Value added tax

(a) All consideration payable under a Finance Document by an Obligor to a Finance Party shall be deemed to be exclusive of any VAT. If VAT is chargeable, the Obligor shall, following delivery of a VAT invoice, pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT.

(b) Where a Finance Document requires an Obligor to reimburse a Finance Party for any costs or expenses, that Obligor shall also at the same time pay and indemnify that Finance Party against all VAT incurred by that Finance Party in respect of the costs or expenses save to the extent that that Finance Party is entitled to repayment or credit in respect of the VAT.

11.  MARKET DISRUPTION

11.1 Absence of quotations

     Subject to Clause 11.2 (Market disruption), if LIBOR or, if applicable, EURIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by noon on the Rate Fixing Day, the applicable LIBOR or EURIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

11.2 Market disruption

(a) If a Market Disruption Event occurs in relation to an Advance for any Interest Period, then the rate of interest on each Lender's share of that Advance for the Interest Period shall be the rate per annum which is the sum of:

     (i)    the Margin;

     (ii) the rate notified to the Facility Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Advance from whatever source it may reasonably select; and

     (iii)  the Mandatory Cost.

(b)  In this Agreement "Market Disruption Event" means:

     (i) at or about noon on the Rate Fixing Day for the relevant Term or Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR or, if applicable, EURIBOR for the relevant currency and period; or

     (ii) before close of business in London on the Rate Fixing Day for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders (whose participations in an Advance aggregate not less than one-third of that Advance) that the cost to it of obtaining matching deposits in the London Interbank Market or, as the case may be, the European Interbank Market would be in excess of LIBOR or, if applicable, EURIBOR.

11.3 Alternative basis of interest or funding

(a) If a Market Disruption Event occurs and the Facility Agent or UPC Distribution so requires, the Facility Agent and UPC Distribution shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.

(b) Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and UPC Distribution, be binding on all Parties.

11.4 Revocation of currency

     If before 9.30 a.m. on any Rate Fixing Day, the Facility Agent receives notice from a Lender that:

     (a) it is impracticable for the Lender to fund its participation in an Advance in the relevant Optional Currency during that Interest Period in the ordinary course of business in the London or (in the case of euro) European Interbank Market; and/or

     (b) the use of the proposed Optional Currency might contravene any law or regulation,

     the Facility Agent shall give notice to UPC Distribution and to the Lenders to that effect before 11.00 a.m. on that day. In this event:

     (i) UPC Distribution and the Lenders may agree that the drawdown will not be made; or

     (ii) in the absence of agreement:

          (1) that Lender's participation in the Advance (or, if more than one Lender is similarly affected, those Lender's participations in the Advance) shall be treated as a separate Advance denominated in euros (in the case of a Facility A Advance, Facility B Advance or Facility C1 Advance) or Dollars (in the case of a Facility C2 Advance) during the relevant Interest Period;

          (2) in the definitions of "LIBOR" or, as applicable, "EURIBOR", (insofar as it applies to that Advance) in Clause 1.1 (Definitions):

               (A) there shall be substituted for the time "11.00 a.m." the time "1.00 p.m."; and

               (B)  paragraph (c) of the relevant definition shall apply.

12.  INCREASED COSTS

12.1 Increased Costs

(a) Subject to Clause 12.3 (Exceptions) the Borrowers shall, within three Business Days of a demand by the Facility Agent, pay to the Facility Agent for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Holding Companies as a result of (i) the introduction of or any change in (or in the interpretation or application of) any law or regulation after the Signing Date or (ii) compliance with any law or regulation made after the Signing Date.

(b)  In this Agreement "Increased Costs" means:

     (i) a reduction in the rate of return from the Facilities or on a Finance Party's (or any of its Holding Companies') overall capital;

     (ii)   an additional or increased cost; or

     (iii)  a reduction of any amount due and payable under any Finance
            Document,

     which is incurred or suffered by a Finance Party or any of its Holding Companies to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

12.2 Increased cost claims

(a) A Finance Party intending to make a claim pursuant to Clause 12.1 (Increased Costs) as soon as is reasonably practicable after that Finance Party becomes aware that circumstances have arisen which entitle it to make such claim, shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify UPC Distribution.

(b) Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs.

12.3 Exceptions

(a) Clause 12.1 (Increased Costs) does not apply to the extent any Increased Cost is:

     (i) attributable to a Tax Deduction required by law to be made by an Obligor;

     (ii) compensated for by Clause 10.3 (Tax indemnity) (or would have been compensated for under Clause 10.3 (Tax indemnity) but was not so compensated solely because one of the exclusions in paragraph (b) of Clause 10.3 (Tax indemnity) applied);

     (iii)  compensated for by the payment of the Mandatory Cost; or

     (iv) attributable to the wilful breach by the relevant Finance Party or any of its Holding Companies of any law or regulation.

(b) In this Clause 12.3, a reference to a "Tax Deduction" has the same meaning given to the term in Clause 10.1 (Definitions).

13.  ILLEGALITY AND MITIGATION

13.1 Illegality

     If it is or will become unlawful in any applicable jurisdiction for a Lender to give effect to any of its obligations as contemplated by this Agreement or to fund or allow to remain outstanding all or part of its participation in any Advance:

     (a) that Lender shall promptly notify the Facility Agent upon becoming aware of the same;

     (b) upon the Facility Agent notifying UPC Distribution, the Commitment of that Lender will be immediately cancelled; and

     (c) if the Facility Agent on behalf of such Lender requires, the relevant Borrower or Borrowers shall repay that Lender's participation in any Advance made to that Borrower on the last day of the Interest Period for each Advance occurring after the Facility Agent has notified UPC Distribution or, if earlier, the date specified by the

          Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law).

13.2 Mitigation

(a) Each Finance Party shall, in consultation with UPC Distribution, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount (including without limitation, VAT) becoming payable under, or cancelled pursuant to, any of Clause 10 (Tax Gross-up and Indemnities), Clause 12 (Increased Costs) or Clause 13.1 (Illegality) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b) Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

13.3 Limitation of Liability

(a) The Borrowers shall indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 13.2 (Mitigation).

(b) A Finance Party is not obliged to take any steps under Clause 13.2 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

14.  GUARANTEE

14.1 Guarantee and indemnity

     In consideration of the Finance Parties entering into this Agreement and, where applicable, the other Finance Documents and performing their obligations thereunder and the Senior Hedging Banks and the High Yield Hedging Banks from time to time entering into the Senior Hedging Agreements and the High Yield Hedging Agreements respectively, each Guarantor irrevocably and unconditionally, jointly and severally:

     (a) guarantees to each Finance Party and the Security Agent on behalf of the Beneficiaries punctual performance by each Borrower and UPC of all their respective obligations under the Guaranteed Documents;

     (b) undertakes with each Finance Party and the Security Agent on behalf of the Beneficiaries that whenever a Borrower or UPC does not pay any amount when due under or in connection with any Guaranteed Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

     (c) indemnifies each Finance Party and the Security Agent on behalf of the Beneficiaries immediately on demand against any cost, loss or liability suffered by that Finance Party or Beneficiary if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal. The amount of the cost, loss or liability shall be equal to the amount which that Finance Party or Beneficiary would otherwise have been entitled to recover.

     Any demand issued to a Guarantor under this Clause 14.1 shall be copied to UPC Distribution at the same time as it is issued to the relevant Guarantor, provided that failure to do so shall not affect the validity or effectiveness of the demand or the obligations of the Guarantor under this Clause 14 (Guarantee).

14.2 Continuing guarantee

     This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor or UPC under the Guaranteed Documents, regardless of any intermediate payment or discharge in whole or in part.

14.3 Reinstatement

     If any payment by an Obligor or UPC or any discharge given by a Beneficiary (whether in respect of the obligations of any Obligor or UPC or any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

     (a) the liability of each Obligor shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

     (b) each Beneficiary shall be entitled to recover the value or amount of that security or payment from each Obligor, as if the payment, discharge, avoidance or reduction had not occurred.

14.4 Waiver of defences

     The obligations of each Guarantor under this Clause 14 will not be affected by any act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause 14 (without limitation and whether or not known to it or any Beneficiary) including:

     (a) any time, waiver or consent granted to, or composition with, any Obligor or UPC or other person;

     (b) the release of any other Obligor or UPC or any other person under the terms of any composition or arrangement with any creditor of any member of the Borrower Group or UPC;

     (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or UPC or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

     (d) any incapacity or lack of power, authority or legal personality of, or dissolution or change in, the members or status of an Obligor or UPC or any other person;

     (e) any amendment (however fundamental) or replacement of a Guaranteed Document or any other document or security;

     (f) any unenforceability, illegality or invalidity of any obligation of any person under any Guaranteed Document or any other document or security; or

     (g)  any insolvency or similar proceedings.

14.5 Immediate recourse

     None of the Beneficiaries shall be obliged to make any claim or demand on the Borrowers or UPC or to resort to any security document or other means of payment now or hereafter held by or available to them or it before enforcing its rights under this Clause 14 and no action taken or omitted by any of the Beneficiaries in connection with any such security document or other means of payment shall discharge, reduce, prejudice or affect the liability of any Guarantor under this Clause 14 nor shall any of the Beneficiaries be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any such Security Document or other means of payment in reduction of the obligations and liabilities expressed to be guaranteed by the Guarantors pursuant to this Clause 14.

14.6 Appropriations

     Until all amounts which may be or become payable by the Obligors and UPC under or in connection with the Guaranteed Documents have been irrevocably paid in full, each Beneficiary (or any trustee or agent on its behalf) may:

     (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Beneficiary (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

     (b) hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 14.

14.7 Deferral of Guarantors' rights

     Until all amounts which may be or become payable by the Obligors and UPC under or in connection with the Guaranteed Documents have been irrevocably paid in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement) each Guarantor agrees that, without the prior written consent of the Facility Agent, it will not:

     (a) exercise its rights of subrogation, reimbursement and indemnity against any other Obligor or UPC or any other person liable; or

     (b) demand or accept any security to be executed in respect of any of its obligations under this guarantee or any other indebtedness now or hereafter due to such Guarantor from any other member of the Borrower Group or UPC or from any other person liable; or

     (c) take any step or enforce any right against any Obligor or UPC or any other person liable in respect of any obligations and liabilities expressed to be guaranteed by the Guarantors pursuant to this Clause 14; or

     (d) exercise any right of set-off or counterclaim against any other Obligor or UPC or any other person liable or claim or prove or vote as a creditor in competition with any of the Beneficiaries in the bankruptcy, liquidation, administration or other insolvency proceeding of any other Obligor or UPC or any other person liable or have the benefit of, or share in, any payment from or composition with, any other Obligor or UPC or any other person liable or any other security document now or hereafter held by any of the Beneficiaries for the obligations and liabilities expressed to be guaranteed by the Guarantors pursuant to this Clause 14 or for the obligations or liabilities of any other person liable, but so that, if so directed by the Facility Agent, it will prove for the whole or any part of its claim in the liquidation of any other Obligor or UPC, as the case may be, on terms that the benefit of such proof and of all money received by it in respect thereof shall immediately be transferred to an account to be designated by the Security Agent for the Beneficiaries and applied in or towards discharge of the obligations and liabilities expressed to be guaranteed by the Guarantors pursuant to this Clause 14 in accordance with the Security Deed.

14.8  Additional security

      This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Beneficiary.

14.9  Limitation

      Notwithstanding any other provision of this Clause 14, the obligations of each US Guarantor under this Clause 14, shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Bankruptcy Code, any applicable provisions of comparable state law or any applicable case law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such US Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such US Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such US Guarantors and other Affiliates of the Borrower Group of the obligations arising under guarantees by such parties.

      For the purposes of this Clause 14.9, "US Guarantor" means each Guarantor incorporated (or in the case of a non-corporate Guarantor, formed and subsisting) in the United States of America (or any of its states or territories or any political or legal subdivision thereof).

15.   REPRESENTATIONS AND WARRANTIES

15.1  Representations and warranties

(a) Subject to paragraphs (b), each Obligor makes the representations and warranties set out in this Clause 15, in respect of itself and (where applicable) its Subsidiaries which are members of the Borrower Group, other than:

      (i) Clauses 15.9 (Accounts), 15.10 (Financial condition) and 15.14 (Information), which shall only be made by UPC Distribution; and

      (ii) Clause 15.24 (US Borrower), which shall only be made by the US Borrower, to each Finance Party.

(b) UPC Distribution Holdco does not make the representations and warranties set out in Clauses 15.6(b) or (c) (Consents), 15.7 (Material Contracts),
      15.9 (Accounts), 15.10 (Financial condition), 15.11 (Environmental), 15.13(a) (Litigation and insolvency provisions), 15.14

      (Information), 15.15 (Tax liabilities), 15.16 (Ownership of assets), 15.17 (Intellectual Property Rights), 15.19 (Borrower Group structure) and 15.24 (US Borrower).

15.2  Status

(a) It is a corporation, duly incorporated and validly existing under the laws of its place of incorporation and, in the case of the US Borrower only, it is a Delaware general partnership duly formed and wholly existing under the laws of its place of formation.

(b) It has the power to own its assets and carry on its business as it is being conducted.

15.3  Powers and authority

      It has the power:

      (a) to enter into and comply with all obligations expressed on its part under the Finance Documents; and

      (b)  (in the case of a Borrower) to borrow under this Agreement; and

      (c) (in the case of a Guarantor) to give the guarantee in Clause 14 (Guarantee), and has taken all necessary actions to authorise the execution, delivery and performance of the Finance Documents to which it is a party.

15.4  Legal validity

(a) Each Finance Document to which it is or will be a party constitutes, or when executed in accordance with its terms will constitute, its legal, valid and binding obligations enforceable, subject to any relevant reservations or qualifications as to matters of law contained in any legal opinion referred to in paragraph 3 of Part I of Schedule 2 or (as applicable) paragraph 12 of Part II of Schedule 2, in accordance with its terms.

(b) The choice of English law as the governing law of the Finance Documents and its irrevocable submission to the jurisdiction of the courts of England in respect of any proceedings relating to the Finance Documents (in each case other than any Finance Document which is expressly to be governed by a law other than English law) will be recognised and enforced in its jurisdiction of incorporation, subject to any relevant reservation or qualification as to matters of law contained in any legal opinion referred to in paragraph (a) above.

(c) Any judgment obtained in England in relation to a Finance Document (in each case other than any Security Document which is expressly to be governed by a law other than English law) will be recognised and enforced in its jurisdiction of incorporation, subject to any relevant reservation or qualification as to matters of law contained in any legal opinion referred to in paragraph (a) above.

15.5  Non-violation

      The execution and delivery by it of, the Finance Documents to which it is a party, and its performance of the transactions contemplated thereby, will not violate:

      (a) in any material respect, any law or regulation or official judgment or decree applicable to it;

      (b)  in any material respect, its constitutional documents; or

      (c) any agreement or instrument to which it is a party or binding on any of its assets or binding upon any other member of the Borrower Group or any other member of the Borrower Group's assets, where such violation would or is reasonably likely to have a Material Adverse Effect.

15.6  Consents

(a) Subject to any relevant reservations or qualifications contained in any legal opinion referred to in Clause 15.4(a) (Legal validity) above, all material and necessary authorisations, registrations, consents, approvals, licences (other than the Licences), and filings required by it in connection with the execution, validity or enforceability of the Finance Documents to which it is a party and performance of the transactions contemplated by the Finance Documents have been obtained (or, if applicable, will be obtained within the required time period) and are validly existing.

(b)   (i)  The Licences that each member of the Borrower Group has secured are those necessary for it to carry on its business.

      (ii) Such Licences are in full force and effect and each member of the Borrower Group is in compliance in all material respects with all provisions thereof such that the Licences are not the subject of any pending or, to the best of its knowledge, threatened attack, suspension or revocation by a competent authority except, in each case, to the extent that any lack of effect, non-compliance or attack, suspension or revocation of a Licence would not have or be reasonably likely to have a Material Adverse Effect.

(c) All the Necessary Authorisations are in full force and effect, each member of the Borrower Group is in compliance in all material respects with all provisions thereof and the Necessary Authorisations are not the subject of any pending or, to the best of its knowledge, threatened attack or revocation by any competent authority except, in each case, to the extent that any lack of effect, non-compliance or attack or revocation of a Necessary Authorisation would not have or be reasonably likely to have a Material Adverse Effect.

15.7  Material Contracts

(a) Each Material Contract to which any member of the Borrower Group is a party constitutes, or will when executed constitute, the legal, valid and binding obligation of such member, subject to the application of any relevant insolvency, bankruptcy or similar laws or other laws affecting the interests of creditors generally, enforceable against it in accordance with its terms.

(b) No member of the Borrower Group is in breach of any of its material obligations under any Material Contract to which such member is a party, nor (to the best of its knowledge and belief), is any other party thereto, in each case in such a manner or to such an extent as would or is reasonably likely to have a Material Adverse Effect. To the best of its knowledge and belief there is no material dispute between any member of the Borrower Group and any other party to a Material Contract and there have been no amendments to any Material Contract in the form provided to the Facility Agent prior to the date of this Agreement which would or is reasonably likely to have a Material Adverse Effect.

15.8   No default

(a) No Event of Default has occurred and is continuing or will result from the making of any Advance.

(b) None of it or any other member of the Borrower Group is in default under any law, regulation or agreement to which it is subject, except for a default which will not have or be reasonably likely to have a Material Adverse Effect.

15.9   Accounts

       The consolidated financial statements of it and the Borrower Group most recently delivered to the Facility Agent (which, at the date of this Agreement are the Original Borrower Group Financial Statements):

       (a) present a true and fair view of (in the case of audited financial statements) or fairly present (in the case of unaudited financial statements) its financial position and the consolidated financial position of the Borrower Group respectively as at the date to which they were drawn up; and

       (b) have been prepared in all material respects in accordance with GAAP (except that such consolidated financial statements do not include all consolidated Subsidiaries to the extent they are Unrestricted Subsidiaries).

15.10  Financial condition

       There has been no material adverse change in the consolidated financial position of the Borrower Group (taken as a whole) since the date of the Original Borrower Group Financial Statements which would or is reasonably likely to have a Material Adverse Effect.

15.11  Environmental

(a) It and each other member of the Borrower Group (i) have obtained all requisite Environmental Licences required for the carrying on of its business as currently conducted and (ii) have at all times complied with the terms and conditions of such Environmental Licences and (iii) have at all times complied with all other applicable Environmental Law, which in each such case, if not obtained or complied with, would or is reasonably likely to have a Material Adverse Effect.

(b) There is no Environmental Claim in existence, pending or, to the best of its knowledge, threatened, against it which is reasonably likely to be decided against it and which, if so decided, would or is reasonably likely to have a Material Adverse Effect.

(c) So far as it is aware, no Dangerous Substance has been used, disposed of, generated, stored, transported, dumped, released, deposited, buried or emitted at, on, from or under any premises (whether or not owned, leased, occupied or controlled by it or any member of the Borrower Group and including any offsite waste management or disposal location utilised by it or any member of the Borrower Group) in circumstances where this would be reasonably likely to result in a liability on it which would or is reasonably likely to have a Material Adverse Effect.

15.12  Security Interests

       Its execution and delivery of this Agreement does not necessitate and will not result in the creation or imposition of any Security Interest over any of its material assets or those of any member of the Borrower Group (except for any Security Interest created pursuant to the Security Documents).

15.13  Litigation and insolvency proceedings

(a) No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency have been started against any member of the Borrower Group and, to its knowledge, no such proceedings are threatened, where in any such case, there is a reasonable likelihood of an adverse outcome to any member of the Borrower Group where that outcome is of a nature which would or is reasonably likely to have a Material Adverse Effect.

(b) None of the circumstances referred to in Clause 18.7 (Insolvency proceedings) are pending or, to its knowledge, threatened against it or any member of the Borrower Group which is a Material Subsidiary.

15.14  Information

(a) To the best of its knowledge after due inquiry, as of the date of any Information Memorandum:

       (i) the factual information relating to the Borrower Group and UPC contained in that Information Memorandum is accurate in all material respects;

       (ii) all UPC Distribution's projections and forecasts contained in that Information Memorandum were based on and arrived at after due and careful consideration and have been prepared by UPC Distribution on the basis of assumptions that UPC Distribution believed were reasonable as of the date of the projections;

       (iii) there are no material facts or circumstances which have not been disclosed to the Lenders in writing prior to the date of that Information Memorandum and which would make any material factual information referred to in (i) above untrue, inaccurate or misleading in any material respect as at the date of that Information Memorandum, or any such opinions, projections, or assumptions referred to in (ii) above misleading in any material respect as at the date of that Information Memorandum.

(b) To the best of its knowledge after due inquiry, the factual information furnished by or on behalf of UPC or any member of the Borrower Group to the Consultant and contained or referred to in the Consultant's Report was true in all material respects at the respective dates as of which that information speaks.

(c) Notwithstanding paragraphs (a) and (b) above, no representation is made in respect of (i) any information, facts, statements, opinions, projections, forecasts, demographic statistics or circumstances relating to the cable, media, telecommunications and data services industry as a whole, (ii) the research reports contained in Book Two of the Information Memorandum and (iii) any person other than any member of the Borrower Group.

15.15  Tax liabilities

       No claims are being asserted against it or any member of the Borrower Group with respect to Taxes which are reasonably likely to be determined adversely to it or to such member and which, if so adversely determined, would or is reasonably likely to have a Material Adverse Effect. It is not materially overdue in the filing of any Tax returns required to be filed by it (where such late filing might result in any material fine or penalty on it) and it has paid within any period required by law all Taxes shown to be due on any Tax returns required to be filed by it or on any assessments made against it (other than Tax liabilities being contested by it in good faith and where it has made adequate reserves for such liabilities or where such overdue filing, or non-payment, or a claim for payment, of which in each such case would not have or be reasonably likely to have a Material Adverse Effect).

15.16  Ownership of assets

       It and each member of the Borrower Group has good title to or valid leases or licences of or is otherwise entitled to use all assets necessary to conduct its business, except where the failure to do so would not have or be reasonably likely to have a Material Adverse Effect.

15.17  Intellectual Property Rights

(a) It (and each member of the Borrower Group) owns or has the legal right to use all the Intellectual Property Rights which are required for the conduct of the business of the Borrower Group as a whole from time to time or are required by it (or such member) in order for it to carry on such business as it is then being conducted, except where the failure to do so would not have or be reasonably likely to have a Material Adverse Effect. As far as it is aware it does not (nor does any member of the Borrower Group), in carrying on its business, infringe any Intellectual Property Rights of any third party in any way which would or is reasonably likely to have a Material Adverse Effect.

(b) None of the Intellectual Property Rights owned by any member of the Borrower Group is, to its knowledge, being infringed nor, to its knowledge, is there any threatened infringement of those Intellectual Property Rights, by any third party which, in either case, would or is reasonably likely to have a Material Adverse Effect.

(c) All registered Intellectual Property Rights owned by it (or any member of the Borrower Group) are subsisting and all actions (including payment of all fees) required to maintain the same in full force and effect have been taken except where the absence of such rights or the failure to take any such action would not have or be reasonably likely to have a Material Adverse Effect.

15.18  Works councils

       All of the requirements of Section 25 of The Netherlands Works Council Act (Wet op de Ondernemingsraden) in connection with the transactions contemplated by the Finance Documents which are applicable to an Obligor have been complied with by that Obligor.

15.19  Borrower Group Structure

(a) Part I of Schedule 10 sets out a description which is true and complete in all material respects as at the Signing Date of the corporate ownership structure of the Borrower Group and of the ownership of UPC Distribution (but does not describe any level of ownership above UPC).

(b) Part II of Schedule 10 sets out a description which is true and complete in all material respects as at the first Utilisation Date (following the first Utilisation hereunder) of the corporate ownership structure of the Borrower Group (but does not describe any level of ownership above UPC).

15.20  ERISA

       Neither it nor any member of the Borrower Group or ERISA Affiliate maintains, contributes to or has any obligation to contribute to or any liability under, any Plan, or in the past five years has maintained or contributed to or had any obligation to, or liability under, any Plan.

15.21  Investment Company Act

       Neither it nor any member of the Borrower Group is an "investment company" or a company "controlled" by an "investment company", within the meaning of the United States Investment Company Act of 1940, as amended.

15.22  Public Utility Holding Company Act and Federal Power Act

       Neither it nor any member of the Borrower Group is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of, or otherwise subject to regulation under, the United States Public Utility Holding Company Act of 1935, as amended. Neither it nor any member of the Borrower Group is a "public utility" within the meaning of, or otherwise subject to regulation under, the United States Federal Power Act.

15.23  Margin stock

(a) (In the case of the Borrowers only) the proceeds of the Loans have been and will be used only for the purposes described in Clause 3 (Purpose).

(b) Neither it nor any member of the Borrower Group is engaged principally in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations U and X of the Board of Governors of the United States Federal Reserve System), and no portion of any Advance has been or will be used, directly or indirectly, to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

15.24  US Borrower

       The US Borrower has not traded or carried on any business since the date it was formed except for investment in or proposed investment in other members of the Borrower Group by way of intercompany loan or subscription of shares.

15.25  Times for making representations and warranties

(a) The representations and warranties set out in this Clause 15 (Representations and Warranties) are made by each Obligor on the Signing Date and (except for Clauses 15.6(a), (b)(ii) and (c) (Consents), 15.10 (Financial condition), 15.12 (Security Interests), 15.13(b) (Litigation and insolvency proceedings), 15.14 (Information), 15.15 (Tax liabilities), 15.16 (Ownership of assets), 15.18 (Works councils), 15.19 (Borrower Group Structure), 15.20 (ERISA) and 15.24 (US Borrower)) are deemed to be made again by each relevant Obligor on the date of each

       Request, the first day of each Interest Period and on each Utilisation Date with reference to the facts and circumstances then existing.

(b) The representations and warranties set out in this Clause 15 (Representations and Warranties) (except Clauses 15.9 (Accounts), 15.10 (Financial condition), 15.14 (Information), 15.19 (Borrower Group Structure) and 15.24 (US Borrower)) are repeated by each Additional Guarantor with respect to itself on the date of the Guarantor Accession Agreement relating to that Additional Guarantor, with reference to the facts and circumstances then subsisting.

(c) The representation and warranty made by UPC Distribution in Clause 15.14 (Information) will be deemed to be repeated on the date any updated Information Memorandum is delivered to the Facility Agent by UPC Distribution, but only in respect of that updated Information Memorandum, by reference to the facts and circumstances existing on the relevant date.

16.    UNDERTAKINGS

16.1   Duration

       The undertakings in this Clause 16 (Undertakings) will remain in force from the Signing Date for so long as any amount is or may be outstanding under any Finance Document or any Commitment is in force.

16.2   Financial information

       UPC Distribution shall supply to the Facility Agent in sufficient copies for all the Lenders:

       (a) as soon as the same are available (and in any event within 150 days of the end of each of its financial years) its audited consolidated financial statements for that financial year;

       (b) as soon as the same are available (and, in any event, (in the case of its first three financial quarters in any financial year) within 60 days of the end of each of its financial quarters and (in the case of its fourth financial quarter in each financial year) within 150 days of the end of each such financial quarter), its unaudited quarterly consolidated management accounts for that financial quarter in the agreed form;

       (c) by no later than 60 days after the last day of each of its financial years, an annual budget for the Distribution Business of the Borrower Group in the agreed form for the immediately following financial year;

       (d) together with any financial statements specified in paragraphs (a) or (b) above, a certificate signed by a director of UPC
            Distribution:

            (i) confirming that no Default is outstanding or if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it;

            (ii) setting out in reasonable detail computations establishing, as at the date of such financial statements, whether each of the financial ratios set out in Clause 17 (Financial Covenants) and, where applicable, the ratio set out in Clause 4.3(b) (Pro forma covenant compliance) were complied with;

            (iii) (in the case of financial statements specified in paragraph
                  (a) above, starting with the annual financial statements for 31st December, 2004) setting out in reasonable detail computations establishing the Excess Cash Flow (if any) for the financial year to which such financial statements were delivered for the purposes of Clause 7.5 (Mandatory prepayment from Excess Cash Flow);

            (iv) certifying current compliance with the Borrowers' obligations under Clause 7.6(b)(i) (Mandatory prepayment from disposal proceeds); and

            (v) certifying compliance with Clause 16.11(a) and (b) (Acquisitions and mergers) and setting out in reasonable detail the amount of the Acquisition Cost of all Acquisitions made by the Borrower Group since the Signing Date (excluding, at UPC Distribution's option, the value of any consideration referred to in paragraph (a) of the definition of "Acquisition Cost" in respect of such Acquisition which has yet to be paid or delivered) and whether any such Acquisition Cost has been directly or indirectly funded by the proceeds of equity or Subordinated Shareholder Loans as described in paragraph (c) of the definition of "Permitted Acquisition" and paragraph (b) of the definition of "Permitted Joint Venture" respectively.

      (e) as soon as the same is available (and in any event within 90 days after each of its financial quarters) the consolidated financial statements of UPC for that financial quarter on Form 10Q as filed with the United States Securities and Exchange Commission (the "Commission") or such other comparable form as UPC is required to file with the Commission under the United States Securities Exchange Act of 1934 (the "1934 Act") or, if UPC is no longer subject to the reporting requirements of the 1934 Act, in the form required to be filed with the regulatory body comparable to the Commission then having jurisdiction over UPC;

      (f) as soon as the same is available (and in any event within 180 days after each of its financial years) the audited consolidated financial statements of UPC for that financial year on Form 10K as filed with the Commission or such other comparable form as UPC is required to file with the Commission under the 1934 Act or, if UPC is no longer subject to the reporting requirements of the 1934 Act, in the form required to be filed with the regulatory body comparable to the Commission then having jurisdiction over UPC; and

      (g) together with the financial statements and accounts referred to in paragraphs (a) and (b), a reconciliation demonstrating the effect of excluding from such financial statements or accounts the results of any business or activity other than the Distribution Business of the Borrower Group, provided that non-Distribution Business Assets need not be so excluded (and the reconciliation need not apply to such assets) unless they are subject to any Security Interest referred to in paragraph (i) of the definition of "Permitted Security Interest" or any other form of recourse as contemplated by Clause 16.12(b)(xii)(Restrictions on Financial Indebtedness).

16.3  Information - Miscellaneous

      UPC Distribution shall supply promptly or procure that there shall be supplied promptly to the Facility Agent:

      (a) all notices, reports or other documents despatched by or on behalf of any Obligor to its creditors generally in relation to it or any of its Subsidiaries;

      (b) a copy of any material report or other notice, statement or circular, sent or delivered by any member of the Borrower Group whose shares are pledged to the Security Agent pursuant to any Security Document to any person in its capacity as shareholder of such member of the Borrower Group, which materially adversely affects the interest of the Finance Parties under such Security Document; and

      (c) such other material information regarding the Borrower Group and which is in the possession or control of any member of the Borrower Group as the Facility Agent may from time to time reasonably request.

16.4  Notification of Default and inspection rights

(a) Each Obligor shall notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of it (unless that Obligor is aware that such a notification has already been provided by another Obligor).

(b) Each Obligor (other than UPC Distribution Holdco) shall, if required by the Facility Agent (acting on the instructions of the Majority Lenders), at any time whilst an Event of Default is continuing or the Facility Agent has reasonable grounds to believe that an Event of Default may exist and at other times if the Facility Agent has reasonable grounds for such request, permit representatives of the Facility Agent upon reasonable prior written notice to UPC Distribution to:

      (i) visit and inspect the properties of any member of the Borrower Group during normal business hours,

      (ii) inspect its books and records other than records which the relevant member of the Borrower Group is prohibited by law, regulation or contract from disclosing to the Facility Agent; and

      (iii) discuss with its principal officers and Auditors its business, assets, liabilities, financial position, results of operations and business prospects provided that (A) any such discussion with the Auditors shall only be on the basis of the audited financial statements of the Borrower Group and any compliance certificates issued by the Auditors and (B) representatives of UPC Distribution shall be entitled to be present at any such discussion with the Auditors.

16.5  Authorisations

      Each Obligor (other than UPC Distribution Holdco, in the case of paragraphs (b) and (c) below) will, and will procure that each of its Subsidiaries which is a member of the Borrower Group will:

      (a) obtain or cause to be obtained, maintain and comply with the terms of:

           (i) every material consent, authorisation, licence or approval of, or filing or registration with or declaration to, governmental or public bodies or authorities or courts; and

           (ii) every material notarisation, filing, recording, registration or enrolment in any court or public office, in each case required under any law or regulation to enable it to perform its obligations under, or for the validity, enforceability or admissibility in evidence of any Finance Document to which it is a party; and

      (b) obtain or cause to be obtained every Necessary Authorisation and the Licences and ensure that (i) none of the Necessary Authorisations or Licences is revoked, cancelled, suspended, withdrawn, terminated, expires and is not renewed or otherwise ceases to be in full force and effect and (ii) no Necessary Authorisation or Licence is modified and no member of the Borrower Group commits any breach of the terms or conditions of any Necessary Authorisation or Licence which, in each case, would or is reasonably likely to have a Material Adverse Effect.

16.6  Pari passu ranking

      Each Obligor will procure that its payment obligations under the Finance Documents do and will rank at least pari passu with all the claims of its other present and future unsecured and unsubordinated creditors (save for those obligations mandatorily preferred by applicable law applying to companies generally).

16.7  Negative pledge

(a) Each Obligor (other than UPC Distribution Holdco) will not permit any Security Interest (other than the Permitted Security Interests) by any member of the Borrower Group to subsist, arise or be created or extended over all or any part of their respective present or future undertakings, assets, rights or revenues to secure or prefer any present or future indebtedness of any member of the Borrower Group or any other person.

(b) UPC Distribution Holdco will not create or permit to subsist any Security Interest over its assets which are subject to the Security Documents to which it is a party (other than any Permitted Security Interest referred to in paragraphs (a), (d), (e) or (g) of the definition of "Permitted Security Interest").

16.8  Permitted Business

(a) Each Obligor will ensure that it and its Subsidiaries which are members of the Borrower Group (other than any Relevant Eastern European Subsidiary) engage:

      (i)  in no material activity outside the Permitted Business; and/or

      (ii) in the business of acting as the holder of shares and/or interests in other members of the Borrower Group (which shall include the raising of Permitted Financial Indebtedness and the on-lending of such Financial Indebtedness to its Subsidiaries in accordance with the provisions of this Agreement and the entry into of hedging arrangements on behalf of its Subsidiaries).

(b) The Borrowers will ensure that the US Borrower will engage primarily in the business of a finance company for and in respect of the Borrower Group in connection with the Facilities and the transactions contemplated by this Agreement, to the extent not otherwise prohibited by the Indentures.

16.9   Compliance with laws

       Each Obligor will, and will procure that each of its Subsidiaries which is a member of the Borrower Group will, comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, having jurisdiction over it or any of its assets, except where failure to comply with which would not have or be reasonably likely to have a Material Adverse Effect.

16.10  Disposals

(a) Each Obligor (other than UPC Distribution Holdco) will not and will procure that no other member of the Borrower Group (other than a Relevant Eastern European Subsidiary) will, sell, transfer, lend (subject to Clause 16.14 (Loans and guarantees)) or otherwise dispose of or cease to exercise direct control over (each a "disposal") any part of its present or future undertaking, assets, rights or revenues whether by one or a series of transactions related or not (other than Permitted Disposals).

(b)    As used herein, Clause 16.10 a "Permitted Disposal" means:

       (i) disposals (including, for the avoidance of doubt, the outsourcing of activities that support or are incidental to the Permitted Business) on arm's-length commercial terms in the ordinary course of business;

       (ii)    any disposals within the Restructuring;

       (iii) the disposal of property or other assets on bona fide arm's length commercial terms in the ordinary course of business in consideration for, or to the extent that the net proceeds of disposal are applied within 120 days after such disposal in the acquisition of, property or other assets of a similar nature and approximately equal value to be used in the Permitted Business;

       (iv) disposals of assets on bona fide arm's length commercial terms where such assets are obsolete or no longer required for the purposes of the Permitted Business;

       (v) the application of cash in payments which are not otherwise restricted by the terms of this Agreement and the Security Documents including, for the avoidance of doubt, Permitted Acquisitions and Permitted Payments;

       (vi) disposals (or the payment of management, consultancy or similar fees):

               (A)  by an Obligor to another Obligor; or

               (B) from a member of the Borrower Group which is not an Obligor, to any member of the Borrower Group; or

               (C) from an Obligor to another member of the Borrower Group which is not an Obligor;

       (vii)   disposals of any interest in an Unrestricted Subsidiary;

       (viii)  disposals made in connection with Approved Stock Options;

       (ix)    (A)  disposals of assets (in addition to those described in paragraphs (i) to (viii) above), comprising or contributing in aggregate a percentage value (as determined in accordance with Clause 7.6(c) (Mandatory prepayment from disposal proceeds)) of 10 per cent. or less (adjusted in accordance with Clause 7.6(b)) of the total assets, revenues or EBITDA of the Borrower Group provided that no Default has occurred and is continuing or would occur as a result of such disposal; and

               (B) disposals of assets comprising or contributing in aggregate a percentage value (as determined in accordance with Clause 7.6(c) (Mandatory prepayment from disposal proceeds) of more than 10 per cent. of the total assets, revenues or EBITDA of the Borrower Group (taken as a whole), provided that:

                    (1) prior to the relevant disposal, UPC Distribution has delivered to the Facility Agent financial projections based on assumptions which are no more aggressive than those used in the preparation of the Information Memorandum which demonstrate that the Borrower Group will be in compliance with the undertakings set out in Clause 17 (Financial Covenants) for the period commencing on completion of the relevant disposal and ending on the last Final Repayment Date;

                    (2) no Default has occurred and is continuing or would occur as a result of such disposal; and

                    (3) the provisions of Clause 7.6 (Mandatory prepayment from disposal proceeds) have been complied with;

       (x) disposals of undertakings, assets, rights or revenues comprising interests in the share capital of persons not holding or engaged in the Distribution Business of the Borrower Group or other undertakings, assets, rights or revenues not constituting part of the Distribution Business of the Borrower Group ("non-Distribution Business Assets");

       (xi) payment, transfer or other disposal of consideration for any Acquisition, merger or consolidation permitted by Clause 16.11 (Acquisitions and mergers);

       (xii) disposals of cash or cash equivalents constituting any distribution, dividend, transfer, loan or other transaction permitted by Clause 16.13 (Restricted Payments); and

       (xiii) the grant of indefeasible rights of use or equivalent arrangements with respect to network capacity, communications, fibre capacity or conduit, in each case on arm's length commercial terms or on terms that are fair and reasonable and in the best interests of the Borrower Group.

               For the avoidance of doubt and without limiting the generality of paragraph (x) above, non-Distribution Business Assets shall include:

               (A) undertakings, assets, rights and revenues comprising interests in the share capital of any person engaged solely in the competitive local exchange carrier (CLEC) business, including without limitation, the business of providing traditional voice and data services and services based on Transmission Control Protocol/Internet Protocol (TCP/IP) technology and other undertakings, assets, rights or revenues constituting a part of such businesses; and

               (B) undertakings, assets, rights and revenues comprising interests in the share capital of any person engaged solely in the business of television and radio programming, including without limitation, the business or creating and distributing special interest television channels, radio programmes, pay per view programmes and near video on demand services and other undertakings, assets, rights or revenues constituting a part of such businesses.

(c) Except as otherwise expressly permitted in this Agreement or the relevant Security Document, UPC Distribution Holdco will not sell, transfer, lease or otherwise dispose of all or any part of its assets which are subject to a Security Document to which it is a party.

16.11  Acquisitions and mergers

(a) No Obligor (other than UPC Distribution Holdco) will, and each Obligor (other than UPC Distribution Holdco) will procure that none of its Subsidiaries which is a member of the Borrower Group will, make any Acquisition, other than:

       (i)   any Acquisition approved in writing by the Majority Lenders;

       (ii)  any Permitted Acquisition;

       (iii) any Permitted Joint Venture; or

       (iv) any Acquisition from any person which is a member of the Borrower Group or subscription of an interest in the share capital (or equivalent) in any person which is a member of the Borrower Group.

(b) No Obligor (other than UPC Distribution Holdco) will, and each Obligor (other than UPC Distribution Holdco) will procure that none of its Subsidiaries which is a member of the Borrower Group will, pay or deliver any consideration referred to in paragraph (a) of the definition of "Acquisition Cost" in connection with a Permitted Acquisition or Permitted Joint Venture made by it if and to the extent that the aggregate of:

       (i)   such deferred consideration; and

       (ii) the Acquisition Cost of all other Acquisitions made by the Borrower Group since the Signing Date,

       would cause the relevant Acquisition to cease to be a Permitted Acquisition or, as the case may be, a Permitted Joint Venture.

(c) Unless a Relevant Event has occurred or would result from the relevant Acquisition, paragraphs (a) and (b) shall not restrict Acquisitions by a member of the Borrower Group from any Shareholder, to the extent that such provisions otherwise would cause UPC or UGC to be in default of any provisions contained in any Indenture, provided that, in the case of any such Acquisition, prior to completing such Acquisition, UPC Distribution delivers to the Facility Agent financial projections based on assumptions which are no more aggressive (when taken as a whole) than those used in the preparation of the Information Memorandum which demonstrate that the Borrowers will be in compliance with Clause 6 (Repayment) and the undertakings set out in Clause 17.2 (Financial Covenants) for the period from completion of the Acquisition (taking into account the Acquisition Cost of such Acquisition (but deducting from that Acquisition the value of any consideration referred to in paragraph (a) of the definition of "Acquisition Cost") and UPC Distribution's financial projections relating to the acquired business or asset(s)) to the last Final Repayment Date.

(d) Each Obligor (other than UPC Distribution Holdco) will not merge or consolidate with any other company or person and will procure that no member of the Borrower Group will merge or consolidate with any other company or person (other than, in each case, in connection with the Romania Restructuring) save for:

       (i) Acquisitions permitted by paragraphs (a) and (b) above and disposals permitted by Clause 16.10 (Disposals); or

       (ii) with the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders); or

       (iii) mergers between any member of the Borrower Group with (1) any or all of the other members of the Borrower Group or (2) an Unrestricted Subsidiary ("Original Entities"), into one or more entities (each a "Merged Entity") provided that:

             (A) reasonable details of the proposed merger in order to demonstrate satisfaction with paragraphs (C) to (G) below are provided to the Facility Agent at least 10 days before the merger is to be entered into;

             (B) if the proposed merger is between a member of the Borrower Group and an Unrestricted Subsidiary, UPC Distribution has delivered to the Facility Agent financial projections based on assumptions which are no more aggressive than those used in the preparation of the Information Memorandum which demonstrate that the Borrower Group will be in compliance with the undertakings set out in Clause 17.2 (Financial ratios) for the period commencing on the date of merger and ending on the last Final Repayment Date under this Agreement;

             (C) such Merged Entity will be a member of the Borrower Group and will be liable for the obligations of the relevant Original Entities (including the obligations under this Agreement and the Security Documents), which obligations remain unaffected by the merger, and entitled to the benefit of all rights of such Original Entities;

             (D) (if all or any part of the share capital of any of the relevant Original Entities was charged pursuant to a Security Document) the equivalent part of the issued share capital of such Merged Entity is charged pursuant to a Security Document on terms of at least an equivalent nature and equivalent ranking as any Security Document relating to the shares in each relevant Original Entity;

             (E) such Merged Entity has entered into Security Documents (if applicable) which provide security over the same assets of at least an equivalent nature and ranking to the security provided by the relevant Original Entities pursuant to any Security Documents entered into by them;

             (F) any possibility of the Security Documents referred to in paragraphs (D) or (E) above being challenged or set aside is not materially greater than any such possibility in relation to the Security Documents entered into by, or in respect of the share capital of, any relevant Original Entity; and

          (G) all the property and other assets of the relevant Original Entities are vested in the Merged Entity and the Merged Entity has assumed all the rights and obligations of the relevant Original Entities under any relevant Material Contracts, material Necessary Authorisations and Licences and other licences or registrations (to the extent reasonably necessary for the business of the relevant Original Entities) granted in favour of the Original Entities under Telecommunications and Cable Laws and/or all such rights and obligations have been transferred to the Merged Entity and/or the relevant Material Contracts, Necessary Authorisations and Licences and other licences or registrations (to the extent reasonably necessary for the business of the relevant Original Entities) granted in favour of the Original Entities under Telecommunications and Cable Laws have been reissued to the Merged Entity.

16.12  Restrictions on Financial Indebtedness

(a) Each Obligor (other than UPC Distribution Holdco) will not, and will procure that no other member of the Borrower Group (other than a Relevant Eastern European Subsidiary) will, create, incur or otherwise permit to be outstanding any Financial Indebtedness (other than Permitted Financial Indebtedness).

(b) As used herein, "Permitted Financial Indebtedness" means, without duplication:

       (i) any Financial Indebtedness arising hereunder or under the Security Documents;

       (ii) (until the first Utilisation Date) any Financial Indebtedness described in Schedule 9 (Relevant Financial Indebtedness);

       (iii) any Financial Indebtedness or guarantees permitted pursuant to Clause 16.14 (Loans and guarantees);

       (iv) any Financial Indebtedness incurred through a Subordinated Shareholder Loan made to any member of the Borrower Group;

       (v) any Financial Indebtedness of any member of the Borrower Group arising as a result of the issue by it or a financial institution of a surety or performance bond in relation to the performance by such member of the Borrower Group or its obligations under contracts entered into in the ordinary course of its business (other than for the purpose of raising finance);

       (vi) any Financial Indebtedness approved in writing by the Facility Agent (acting on the instructions of the Majority Lenders);

       (vii) any Financial Indebtedness incurred in connection with the Senior Hedging Agreements and any other hedging arrangements permitted by Clause 16.17(b)(ii) (Hedging);

       (viii) any deposits or prepayments constituting Financial Indebtedness received by any member of the Borrower Group from a customer or subscriber for its services;

       (ix) any Financial Indebtedness owing by any member of the Borrower Group being Management Fees or management, consultancy or similar fees payable to another member of the Borrower Group in respect of which payment has been deferred;

       (x) any Financial Indebtedness being Permitted Payments in respect of which payment has been deferred;

       (xi) any Financial Indebtedness of a company which is acquired by a member of the Borrower Group after the date hereof as an acquisition permitted by Clause 16.11 (Acquisitions and mergers) where such Financial Indebtedness existed at the date of completion of such Permitted Acquisition provided that (A) such Financial Indebtedness was not incurred in contemplation of the acquisition, (B) the amount of such Financial Indebtedness is not increased beyond the amount in existence at the date of completion of the acquisition and (C) such Financial Indebtedness is discharged within six months of the date of completion of the acquisition;

       (xii) any Financial Indebtedness of any member of the Borrower Group, in respect of which the person or persons to whom such Financial Indebtedness is or may be owed has or have no recourse whatever to any member of the Borrower Group for any payment or repayment in respect thereof other than recourse to such member of the Borrower Group for the purpose only of enabling amounts to be claimed in respect of such Financial Indebtedness in an enforcement of any Security Interest given by any member of the Borrower Group over non-Distribution Business Assets, provided that:

              (A) the extent of such recourse to such member is limited solely to the amount of any recoveries made on any such enforcement;

              (B) such person or persons are not entitled, pursuant to the terms of any agreement evidencing any right or claim arising out of or in connection with such Financial Indebtedness, to commence proceedings for the winding up, dissolution or administration of any member of the Borrower Group (or proceedings having an equivalent effect) or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of any member of the Borrower Group or any of its assets (save only for the non-Distribution Business Assets the subject of that Security Interest) until after the Commitments have been reduced to zero and all amounts outstanding under the Finance Documents have been repaid or paid in full; and

              (C) the aggregate outstanding amount of all such Financial Indebtedness of all members of the Borrower Group does not exceed (Euro)100,000,000 (or its equivalent in other currencies),

       (xiii) any Financial Indebtedness of any member of the Borrower Group (other than any Obligor) constituting Financial Indebtedness to all the holders (or their Associated Companies) of the share capital of any such member of the Borrower Group on a basis that is substantially proportionate to their interests in such share capital (with any disproportionately large interest received by any member of the Borrower Group or any disproportionately small interest received by any person other than a member of the Borrower Group, in each case relative to its interests in such share capital, being ignored for this purpose), provided such Financial Indebtedness does not bear interest (other than by way of addition to its principal amount on a proportionate basis as described above) and is made on terms that repayment or pre-payment of such

              Financial Indebtedness shall only be made to each such holder (A) in proportion to their respective interests in such share capital (ignoring any disproportionately large interest held by any member of the Borrower Group or any disproportionately small interest received by any person other than a member of the Borrower Group, in each case relative to its interests in such share capital, for this purpose) and (B) only on and in connection with the liquidation or winding up (or equivalent) of such member of the Borrower Group; and

       (xiv) any other Financial Indebtedness in addition to the Financial Indebtedness falling within paragraphs (i) to (xiii) above not exceeding at any time more than (Euro)150,000,000 in aggregate (or its equivalent).

(c) No Obligor will, and each Obligor will procure that none of its Subsidiaries which is a member of the Borrower Group will, incur or have outstanding any Financial Indebtedness due to or for the benefit of UPC or any Subsidiary of UPC (not being a member of the Borrower Group), other than Subordinated Shareholder Loans and any Permitted Financial Indebtedness referred to in Clause 16.12(b)(vi), (viii), (ix), (x) or
       (xii).

16.13  Restricted Payments

(a) Except for any payment or transfer of consideration for the transfer of shares or receivables to a member of the Borrower Group pursuant to the Restructuring, each Obligor (other than UPC Distribution Holdco) will not, and will procure that no member of the Borrower Group will, make any Restricted Payments other than Permitted Payments or enter into any transaction with a Restricted Person other than on bona fide arm's length commercial terms or on terms which are fair and reasonable and in the best interests of the Borrower Group.

(b) As used herein, a "Restricted Payment" means, in each case whether in cash, securities, property or otherwise:

       (i) any direct or indirect distribution, dividend or other payment on account of any class of its share capital or capital stock or other securities;

       (ii)   any payment of principal of, or interest on, any loan; or

       (iii)  any transfer of assets, loan or other payment,

       in the case of each of (i), (ii) and (iii), to a Restricted Person.

(c) As used herein, a "Permitted Payment" means any distribution, dividend, transfer of assets, loan or other payment:

       (i) to any Restricted Person in relation to transactions carried out on bona fide arm's-length commercial terms in the ordinary course of business or on terms which are fair and reasonable and in the best interests of the Borrower Group (including, but not limited to, such transactions under Clause 16.21 (chello and Priority));

       (ii) by way of payment of Management Fees (i) which are paid on bona fide arm's-length terms in the ordinary course of business to a Restricted Person or (ii) of up to (Euro)15,000,000 in any financial year provided that, at the time of payment, no Default is subsisting or would occur as a result of such payment;

       (iii) (A) to finance the payment by UPC of interest on the High Yield Notes; or

              (B)  by way of payment of interest on Subordinated Shareholder
              Loans,

              provided that (1) the then applicable ratio for the purposes of Clause 17.2(e) (Financial ratios) is 4.5:1 (or less); and (2) no Default has occurred and is continuing or would occur as a result of such payment;

       (iv) by way of distributions, dividends or other payments paid by UPC Distribution in respect of its share capital or by way of repayment or payment by UPC Distribution or the relevant member of the Borrower Group (as the case may be) in respect of a Subordinated Shareholder Loan (each a "Relevant Payment") but only to the extent that UPC Distribution or the relevant member of the Borrower Group (as the case may be) has either (i) received a corresponding distribution, dividend or other payment from an Unrestricted Subsidiary or any other person in which UPC Distribution has any interest that is not a member of the Borrower Group of at least an equal amount to such Relevant Payment or (ii) the Relevant Payment is made from the proceeds of sale or a disposal by UPC Distribution or the relevant member of the Borrower Group (as the case may be) permitted by Clause 16.10(b)(vii) (Disposals);

       (v) by way of payment to any person or for any purpose to the extent that any such payment would be permitted to be made to UPC or the relevant Subordinated Creditor pursuant to paragraph (iii) above and provided that any such payment shall automatically reduce the liability to UPC or the relevant Subordinated Creditor under the relevant obligation referred to in paragraph (iii) above to the extent of the amount paid;

       (vi) by way of the repayment of any Subordinated Shareholder Loan made, or the redemption of equity share capital in a member of the Borrower Group subscribed for, to finance a Permitted Acquisition or a Permitted Joint Venture, provided that (A) the repayment of such Subordinated Shareholder Loan or the redemption of such equity share capital would not cause the limits referred to in the definition of "Permitted Acquisition" or "Permitted Joint Venture" to be exceeded and (B) no Default has occurred and is continuing or would occur as a result of such payment;

       (vii) by way of payment to any Restricted Person of consideration for an acquisition, merger or consolidation permitted by Clause 16.11 (Acquisitions and mergers); and

       (viii) by way of transfer to any Restricted Person of any non-Distribution Business Assets (as defined in Clause 16.10(b)(x) (Disposals)) permitted in accordance with Clause 16.10(b)(x) (Disposals), and provided further that, in the case of (iii), (v) and (vi), prior to making the relevant payment the Borrower Group is in compliance with the financial covenants set out in Clause 17.2 (Financial ratios) and would be in compliance with such covenants if Total Cash Interest had been increased by the amount of the proposed Permitted Payment and all other Permitted Payments made since the date to which the most recent financial statements delivered under Clause 16.2(a) or (b) (Financial information) were prepared.

(d) The restriction contained in paragraph (a) on the payment by any member of the Borrower Group of Management Fees shall cease to apply during such period as the applicable ratio for the purposes of Clause 17.2(e) (Financial ratios) is 3.50:1 (or less), provided that no Management Fees may be paid by any member of the Borrower Group at any time after a Relevant Event has occurred or if a Relevant Event would result from such payment.

16.14  Loans and guarantees

       Each Obligor (other than UPC Distribution Holdco) will not, and will procure that no member of the Borrower Group will make any loans, grant any credit or give any guarantee, to or for the benefit of, or enter into any transaction having the effect of lending money to, any person, other than:

       (a) loans from a member of the Borrower Group to another member of the Borrower Group, provided that no Obligor shall make a loan to any other member of the Borrower Group unless:

            (i) such Obligor has first entered into an Obligor Pledge of Shareholder Loans which creates an effective pledge in favour of the Security Agent in relation to such loan and provided the Security Agent with such evidence as it may reasonably request as the power and authority of such Obligor to enter into such Obligor Pledge of Shareholder Loans and that such Obligor Pledge of Shareholder Loans constitutes valid and legally binding obligations of such Obligor enforceable in accordance with its terms subject (to the extent possible) to substantially similar qualifications to those made in the legal opinions referred to in Schedule 2 (Conditions precedent documents); and

            (ii) the relevant member of the Borrower Group to whom the shareholder loan is to be made has given a notification of pledge to the Security Agent in respect of such shareholder loans;

       (b)  as permitted by Clause 16.12 (Restrictions on Financial
            Indebtedness);

       (c)  normal trade credit in the ordinary course of business;

       (d)  guarantees given:

            (i)   by any Obligor in respect of the liabilities of another
                  Obligor;

            (ii) by a member of the Borrower Group in respect of the liabilities of an Obligor; or

            (iii) by a member of the Borrower Group (which is not an Obligor) in respect of the liabilities of another member of the Borrower Group (which is not an Obligor); or

            (iv) by an Obligor in respect of the liabilities of any other member of the Borrower Group to the extent that such liabilities could have been incurred by such Obligor directly without breaching this Agreement; or

       (e) to the extent that the same constitute Permitted Payments or a Permitted Disposal (not being a Permitted Disposal of cash or cash equivalents);

       (f) loans to any former, present or future officers, consultants, directors and/or employees of any member of the Borrower Group or its Associated Companies for any purpose, including for the purpose of meeting tax liabilities in connection with Approved Stock Options in a maximum aggregate amount during the Finance Period of
            (Euro)50,000,000;

       (g) loans, the granting of credit, guarantees and other transactions having the effect of lending money (each a "Lending Transaction") from a member of the Borrower Group, in connection with an acquisition by that member which is permitted by Clause 16.11 (Acquisitions and mergers), to the relevant person being acquired or one or more of its Subsidiaries, provided that:

            (i) no Lending Transaction may have a term longer than twelve months (including any extensions or refinancings of the original Lending Transaction); and

            (ii) the aggregate outstanding principal amount of all Lending Transactions (which principal amount shall be deemed to be no longer outstanding for this purpose at the time the beneficiary of the relevant Lending Transaction becomes a member of the Borrower Group upon completion of the relevant acquisition, provided such Lending Transaction was made to or in favour of the person acquired or its Subsidiaries) shall not exceed (Euro)100,000,000 at any time;

       (h) Lending Transactions from a member of the Borrower Group to any person of the proceeds of equity subscribed by any Restricted Person in, or Subordinated Shareholder Loans provided to, such member (other than any such proceeds which:

            (i) are taken into account in any calculation of Acquisition Cost pursuant to paragraph (c)(i)(A) of the definition of "Permitted Acquisition" or paragraph (b)(i)(A) of the definition of "Permitted Joint Venture"; or

            (ii) are subscribed or provided pursuant to Clause 17.4 (Cure provisions)); and

       (i) Loans to UPC Facility B.V. for the purpose of enabling the refinancing of the Financial Indebtedness described in paragraph 7 in Schedule 9.

16.15  Environmental matters

       Each Obligor (other than UPC Distribution Holdco) will and will procure that each of its Subsidiaries which is a member of the Borrower Group will:

       (a) (i) obtain all requisite Environmental Licences, (ii) comply with the terms and conditions of all Environmental Licences applicable to it and (iii) comply with all other applicable Environmental Law, in each case where failure to do so would or is reasonably likely to have a Material Adverse Effect;

       (b) promptly upon receipt of the same, notify the Facility Agent and the Security Agent of any claim, notice or other communication served on it in respect of any alleged breach of, or corrective or remedial obligation or liability under, any Environmental Law which, if substantiated, would or is reasonably likely to have a Material Adverse Effect.

16.16  Insurance

       Each Obligor (other than UPC Distribution Holdco) will, and will procure that each of its Material Subsidiaries which is a member of the Borrower Group will maintain insurance cover of a type and level which a prudent company in the same business would effect.

16.17  Hedging

(a)    UPC Distribution or the US Borrower (as the case may be) shall:

       (i) within six months of the Signing Date, subject to paragraph (c), enter into currency Senior Hedging Agreement(s) in a notional amount of not less than 50 per cent. of the US Dollar denominated Facility C Advances and for a period ending no earlier than two years following the Signing Date; and

       (ii) promptly following the Trigger Date (as defined in paragraph (b) below), enter into interest rate Senior Hedging Agreements in respect of at least 50 per cent, of the then forecast amount of the aggregate euro outstanding Facility B and Facility C Advances for a term of not less than two years, in each case in accordance with the Security Deed and with Senior Hedging Banks, provided that neither UPC Distribution nor the US Borrower shall be required to enter into the Senior Hedging Agreements referred to in
       (a)(i) or (ii) above if (or to the extent that):

       (A) within the six month period referred to in paragraph (a)(i) above (in the case of the Senior Hedging Agreements referred to therein) or such longer period contemplated under (c) below; or

       (B) following the Trigger Date (in the case of the Senior Hedging Agreements referred to in paragraph (a)(ii) above),

            (1) UPC Distribution has requested quotes from not less than the greater of:

                 (x)   20 per cent. by number; or

                 (y)   five,

            of the Lenders at the relevant time (or their Affiliates) as to the rate at which such Lenders (or Affiliates) would enter into the relevant Senior Hedging Agreements and no such quotes have been provided or, to the extent that any quotes have been provided, such quotes are not reasonably representative of the market rates for entry into of hedging agreements substantially similar to the relevant Senior Hedging Agreements with counterparties who have a similar credit rating or credit profile to UPC Distribution; and

            (2) as a result of the absence of such quotes reasonably representative of the market rates as described in (1) above, UPC Distribution has been unable to enter into the relevant Senior Hedging Agreements (in whole or in part) with one or more Lenders or their Affiliates at commercially reasonable rates.

(b) For the purposes of paragraph (a), "Trigger Date" means the date (being a date falling after the first date after the Signing Date on which three month EURIBOR exceeds 5.75 per cent. per annum) which is the earlier of:

       (i) the date on which UPC Distribution and/or the US Borrower agrees in writing to enter into the Senior Hedging Agreements referred to in paragraph (a)(ii) above; or

       (ii) the date on which the Facility Agent (acting on the instructions of the Majority Lenders) notifies UPC Distribution and/or the US Borrower that it is required to enter into such Senior Hedging Agreements.

(c)    (i)   UPC Distribution may, on or about the date falling six months after the Signing Date (in the case of the currency Senior Hedging
             Agreements referred to in paragraph (a)(i) above), submit to the Facility Agent a written request for a waiver by the Facility Agent
             (acting on the instructions of the Majority Banks) of the requirement that UPC Distribution and/or the US Borrower enter into the relevant Senior Hedging Agreements referred to in paragraph
             (a)(i) above in accordance with the terms of paragraph (a).

       (ii) Neither UPC Distribution nor the US Borrower shall be required to enter into such Senior Hedging Agreements unless and until UPC Distribution receives a written notice from the Facility Agent advising that the UPC Distribution's request for a waiver has not been granted by the Majority Banks, in which case UPC Distribution or the US Borrower (as the case may be) shall enter into the relevant Senior Hedging Agreements in accordance with the terms of paragraph (a) promptly following receipt of the Facility Agent's written notice.

(d) Each Obligor (other than UPC Distribution Holdco) will not, and will procure that no member of the Borrower Group will, enter into any interest rate or currency swaps or other hedging arrangements other than:

       (i)    the transactions referred to in (a) above;

       (ii) non-speculative arrangements directly relating to the risk management of any Financial Indebtedness permitted to subsist by the terms of this Agreement and entered into in the ordinary course of business for the genuine hedging of the relevant underlying transaction; and

       (iii) to the extent they constitute interest rate or currency swaps or other hedging arrangements, the guarantees granted by each of the Guarantors pursuant to Clause 14 (Guarantee) in respect of the High Yield Hedging Agreements.

16.18  Intellectual Property Rights

       Except as otherwise permitted by this Agreement, each Obligor (other than UPC Distribution Holdco) will, and will procure that each of its Subsidiaries which is a member of the Borrower Group will:

(a) make such registrations and pay such fees and similar amounts as are necessary to keep those registered Intellectual Property Rights owned by any member of the Borrower Group and which are material to the conduct of the business of the Borrower Group as a whole from time to time;

(b) take such steps as are necessary and commercially reasonable (including, without limitation, the institution of legal proceedings) to prevent third parties infringing those Intellectual Property Rights referred to in paragraph (a) above and (without prejudice to paragraph (a) above) take such other steps as are reasonably practicable to maintain and preserve its interests in those rights, except where failure to do so will not have or be reasonably likely to have a Material Adverse Effect;

         (c) ensure that any licence arrangements in respect of the Intellectual Property Rights referred to in paragraph (a) above entered into with any third party are entered into on arm's-length terms and in the ordinary course of business (which shall include, for the avoidance of doubt, any such licensing arrangements entered into in connection with outsourcing on normal commercial terms) and will not have or be reasonably likely to have a Material Adverse Effect;

         (d) not permit any registration of any of the Intellectual Property Rights referred to in paragraph (a) above to be abandoned, cancelled or lapsed or to be liable to any claim of abandonment for non-use or otherwise to the extent the same would or is reasonably likely to have a Material Adverse Effect; and

         (e) pay all fees, and comply with each of its material obligations under, any licence of Intellectual Property Rights which are material to the conduct of the business of the Borrower Group as a whole from time to time.

16.19    Share Capital

         Each Obligor (other than UPC Distribution Holdco) will not, and will procure that no member of the Borrower Group (other than in respect of such other members of the Borrower Group in order to permit a solvent reorganisation permitted under Clause 16.11(d)(iii) (Acquisitions and mergers)) will, reduce its capital or purchase or redeem any class of its shares or any other ownership interest in it, except to the extent the same constitutes a Permitted Payment or in the case of members of the Borrower Group other than the Obligors, is otherwise permitted by Clause 16.13 (Restricted Payment) or is in connection with the Romania Restructuring.

16.20    Inter-connection and chello

         Each Obligor (other than UPC Distribution Holdco) will ensure that each member of the Borrower Group which is not a Relevant Eastern European
         Subsidiary:

         (a) which offers residential telephony services in any country, maintains inter-connection arrangements with one or more major fixed line telephony operators in that country; and

         (b) which offers internet and/or data services is provided with such services by chello broadband N.V. or by another provider on arm's length commercial terms.

16.21    chello and Priority

         For as long as chello broadband N.V. or, as the case may be, Priority Telecom N.V. is a Restricted Person, each Obligor (other than UPC Distribution Holdco) will not and will not permit any contractual arrangements between chello broadband N.V. and Priority Telecom N.V. respectively and the Borrower Group to be entered into other than on bona fide arm's-length commercial terms or on terms that are fair and reasonable and in the best interests of the Borrower Group.

16.22    Restructuring

(a) UPC Distribution will procure that the Romania Restructuring is completed as soon as is reasonably practicable and that the Facility Agent is notified promptly of the completion of the Romania Restructuring.

(b) Prior to the completion of the Restructuring, references in this Agreement to the consolidated financial statements or accounts of UPC Distribution shall mean a combination of the consolidated financial statements or accounts of UPC Distribution and each of the other Obligors, together with the consolidated (if applicable) financial statements or accounts of any other person who will be a member of the Borrower Group following completion of the Restructuring, as set out in
       Part II of Schedule 10 (Borrower Group Structure).

16.23  UPC Distribution Pledged Account

(a) Subject to receipt of all necessary legal, regulatory, shareholder and partner approvals (all of which each Obligor will, and will ensure that each of its Subsidiaries will, use all reasonable efforts to obtain as soon as practicable), each Obligor (other than UPC Distribution Holdco) shall ensure that it and each of its Subsidiaries which is a member of the Borrower Group, promptly following the last day of each financial quarter of UPC Distribution ending after 1st January, 2001 (or any earlier financial quarter, if practicable), transfers an amount equal to its Excess Cash on that date to the UPC Distribution Pledged Account.

(b)    For the purposes of this Clause 16.23:

       (i) "Excess Cash" means, in relation to any member of the Borrower Group at any time, the aggregate cash in hand and at bank (less withdrawals and other transfers of cash that have not cleared at bank) of that member at that time in excess of 5,000,000 (or its equivalent in other currencies); and

       (ii) the "UPC Distribution Pledged Account" means one or more accounts in the name of UPC Distribution or any other member of the Borrower Group, held with a branch of a bank or financial institution, which has been pledged to the Beneficiaries pursuant to a Security Document in the agreed form and in respect of which account(s) all notices required by that Security Document have been served upon the relevant bank or financial institution in the manner required by that Security Document and the relevant account bank(s) have waived any lien, right of set-off or other Security Interest, other than in respect of routine account keeping charges and set offs between UPC Distribution Pledged Accounts.

(c) UPC Distribution may withdraw amounts standing to the credit of the UPC Distribution Pledged Account at any time provided that:

       (i) any such withdrawn amount is to be applied to meet expenditure arising in the course of the Business of the Borrower Group as carried on in accordance with this Agreement or for any other purpose permitted under this Agreement; and

       (ii) no Event of Default has occurred which is continuing.

16.24  Share security

       Each Obligor (other than UPC Distribution Holdco) will not, and will procure that no member of the Borrower Group will, issue any shares of any class provided that:

       (a) notwithstanding paragraph (b), an Obligor (other than UPC Distribution, UPC Holding II or UPC Distribution Holdco) may issue shares to any person other than a member of the Borrower Group and shall not be required to procure that such shares are charged or pledged in favour of the Beneficiaries, provided that such share issue does not result in a Change of Control;

          (b) any member of the Borrower Group may issue shares to or otherwise acquire additional rights from any other member of the Borrower Group so long as (if any of the existing shares in the relevant member of the Borrower Group are charged or pledged in favour of any Beneficiary) such shares are charged or pledged in favour of the Beneficiaries pursuant to the terms of a Security Document and there are delivered at the same time to the Security Agent the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Security Agent may reasonably require;

          (c) UPC Distribution and UPC Holding II may issue shares to UPC Distribution Holdco provided that such shares are charged or pledged in favour of the Beneficiaries pursuant to the terms of a Security Document and there are delivered at the same time to the Security Agent the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Security Agent may reasonably require;

          (d) any member of the Borrower Group may issue shares pursuant to the exercise of Approved Stock Options,

          (e) a member of the Borrower Group may issue shares as part of an Acquisition or merger or consolidation permitted by Clause 16.11 (Acquisitions and mergers), provided that the issue of such shares does not cause a Change of Control;

          (f) any member of the Borrower Group may issue shares in connection with the Romania Restructuring, provided that if any existing shares in that member of the Borrower Group are charged or pledged in favour of any Beneficiary under any Security Document upon issue the shares are charged or pledged in favour of the Beneficiaries as provided in paragraph (b) above;

          (g) a member of the Borrower Group (other than an Obligor) may issue shares to all the holders of the share capital of such member pro rata to their interests in such share capital provided that, if any existing shares in that member of the Borrower Group are charged or pledged in favour of any Beneficiary under any Security Document, upon issue the shares that are issued to any other member of the Borrower Group or any Shareholder are charged or pledged in favour of the Beneficiaries as provided in paragraph (b) above; and

          (h) any member of the Borrower Group (other than UPC Distribution or UPC Holding II) may issue shares to any person pursuant to any agreement or other legally binding arrangement existing, and disclosed to the Lead Arrangers in writing, on or before the Signing Date, provided that such share issue does not result in a Change of Control.

16.25     Shareholder Loans

(a) Each Obligor will procure that prior to any Restricted Person making any Financial Indebtedness (other than Permitted Payments) available to any member of the Borrower Group, such Restricted Person shall enter into a Pledge of Subordinated Shareholder Loans on terms and conditions satisfactory to the Facility Agent and a Security Provider's Deed of Accession and provides (i) the Facility Agent with such documents and evidence as it may reasonably require as to the power and authority of the Restricted Person to enter into such Pledge of Subordinated Shareholder Loans and Security Provider's Deed of Accession and that the same constitute valid and legally binding obligations of such Restricted Person enforceable in accordance with their terms subject (to the extent applicable) to substantially similar qualifications to those made in the legal opinions referred to in Schedule 2 (Conditions Precedent Documents); and (ii) notification of such pledge to the relevant member of the Borrower Group.

(b) Each Obligor shall ensure that each Subordinated Shareholder Loan and each shareholder loan entered into between an Obligor which is a party to an Obligor Pledge of Shareholder Loans as a creditor and a member of the Borrower Group is governed by the law of The Netherlands.

16.26     Further security over receivables

          UPC Distribution shall:

          (a) on each date on which it is required to deliver the financial statements referred to in Clause 16.2(b) (Financial information) in respect of its second and fourth financial quarters in each financial year, notify the Facility Agent of the details of any contracts, agreements or other arrangements entered into by any member of the Borrower Group with chello broadband N.V. or Priority Telecom N.V. at any time under which receivables owing to such member of the Borrower Group aggregating (Euro)10,000,000 (or its equivalent in other currencies) or more are outstanding on such date, together with details of such receivables; and

          (b) if the Facility Agent (acting on the instructions of the Majority Lenders) requires, promptly grant, or procure the grant by the relevant member of the Borrower Group of (in each case subject to receipt of all necessary legal, regulatory, shareholder and partner approvals, other than approvals from chello broadband N.V. or Priority Telecom N.V, all of which UPC Distribution will and will ensure that each member of the Borrower Group will use all reasonable efforts to obtain as soon as possible) (i) a pledge in favour of the Beneficiaries over the receivables referred to in (a) above in substantially the same form as a receivables pledge already granted to the Security Agent by a member of the Borrower Group in respect of receivables located in, or governed by the laws of, or (as the case may be) owed by or to a person incorporated in, the same jurisdiction as the relevant receivables or (as the case may be) relevant person by or to whom such receivables are owed or in such other form as the Security Agent may reasonably request and (ii) a Security Provider's Deed of Accession and shall provide the Security Agent with such evidence as it may reasonably request as to the power and authority of such member of the Borrower Group to enter into such pledge of receivables and Security Provider's Deed of Accession and that the same constitute valid and legally binding obligations of such member enforceable in accordance with their terms subject (to the extent possible) to substantially similar qualifications to those made in the legal opinions referred to in
               Schedule 2 (Conditions precedent documents), together with all such notices and other documents as the Security Agent may reasonably require to perfect the receivables pledge.

16.27     Financial year end

          Each Obligor (other than UPC Distribution Holdco) will, and will procure that its Subsidiaries which are members of the Borrower Group will, maintain a financial year end of 31st December, save with the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders in each case not to be unreasonably withheld).

16.28  Capital expenditure

       Each Obligor (other than UPC Distribution Holdco) will not, and will procure that no member of the Borrower Group will, incur any material Capital Expenditure other than in relation to the Permitted Business.

16.29  Constitutive documents

       Each Obligor will not, and will procure that no member of the Borrower Group will, amend its constitutive documents in any way which would or is reasonably likely to materially adversely effect (in terms of value, enforceability or otherwise) any charge or pledge over the shares or partnership interest of any member of the Borrower Group granted to the Beneficiaries pursuant to the Security Documents.

16.30  ERISA

       Each Obligor (other than UPC Distribution Holdco) will, and will procure that its Subsidiaries which are members of the Borrower Group will, give the Facility Agent prompt notice of the adoption of, participation in or contribution to any Plan by it or any ERISA Affiliate, or any action by any of these to adopt, participate in or contribute to any Plan, or the incurrence by any of them of any liability or obligation to any Plan.

16.31  US Borrower

(a) Each Borrower will ensure that the proceeds of any loan made to the US Borrower by UPC Distribution or UPC Holding II and the proceeds of any drawing made by the US Borrower under Facility C shall be invested by way of intercompany loan or equity subscription in one or more other members of the Borrower Group within five Business Days of receipt of such proceeds or, as the case may be, the relevant Utilisation Date.

(b) To the extent not otherwise prohibited by the Indentures, each Obligor (other than UPC Distribution Holdco) will ensure that, in accordance with the terms of any pledge of intercompany loans made by the US Borrower, any intercompany loan made by the US Borrower to any Obligor or any Subsidiary of an Obligor which is a member of the Borrower Group is made on bona fide arm's length commercial terms or on terms which are fair and reasonable and in the best interests of the US Borrower and entered into in good faith.

17.    FINANCIAL COVENANTS

17.1   Financial definitions

       In this Clause 17:

       "Adjusted Cable TV Subscribers"

       means at any time the aggregate at that time of:

       (a)  the number of Cable TV Subscribers resident in Western Europe; and

       (b) fifty per cent. (50%) of the number of Cable TV Subscribers resident in Europe (other than Western Europe).

     "Annualised EBITDA"

     means, in respect of any Ratio Period, two times EBITDA of the Borrower Group for that Ratio Period.

     "Annualised Revenues"

     means, in respect of any Ratio Period, two times the aggregate of the revenues of the Borrower Group arising from the Distribution Business of the Borrower Group during that Ratio Period.

     "Borrower Group Capitalisation"

     means at any time the aggregate of:

     (a) Subordinated Shareholder Loans on the date immediately following the first Utilisation Date and any further Subordinated Shareholder Loans made since the first Utilisation Date for the purpose of funding the Acquisition Cost of any Acquisition (other than any further Subordinated Shareholder Loans made pursuant to Clause 17.4 (Cure provisions)), to the extent the proceeds of such further Subordinated Shareholder Loans are at the relevant time held in cash by a member of the Borrower Group pending utilisation in the relevant Acquisition; and

     (b) the amount of paid up share capital of UPC Distribution on the date immediately following the first Utilisation Date and the proceeds of any further equity subscribed in UPC Distribution or any other member of the Borrower Group by any person that is not a member of the Borrower Group since the first Utilisation Date for the purpose of funding the Acquisition Cost of any Acquisition (other than any further equity subscribed pursuant to Clause 17.4 (Cure provisions)), in each case to the extent the proceeds of such further equity are at the relevant time held in cash by a member of the Borrower Group pending utilisation in the relevant Acquisition, and in each case to the extent that such further Subordinated Shareholder Loans or further equity referred to in (a) and (b) above have not been prepaid or redeemed in accordance with Clause 16.13 (Restricted Payments), less the aggregate of the Acquisition Cost of all Acquisitions made by any member of the Borrower Group since the Signing Date which would have been prohibited under Clause 16.11(a) or (b) (Acquisitions and mergers) were it not for the operation of Clause 16.11(c) (Acquisitions and mergers).

     "Cable TV Subscriber"

     means a current subscriber to the cable television services of the Network who:

     (a) has entered into a standard contract of the relevant member of the Borrower Group (a "Subscription Contract"), requiring regular payments to be made to such member in respect of that subscriber's subscription to the cable television services of the Network;

     (b) has made first payment to the relevant member of the Borrower Group under that Subscription Contract; and

     (c) is not more than 90 days overdue in any amount owed to the relevant member of the Borrower Group under any Subscription Contract to which that subscriber is party.

     "Contributed Capital"

     means, at any time, the sum of:

     (a)  the amount in cash paid up on the share capital of the Borrower Group;

     (b) the amount in cash paid up on any share capital of a Subsidiary of UPC Distribution that is not owned by a member of the Borrower Group; and

     (c)  the principal amount of outstanding Subordinated Shareholder Loans.

     "EBITDA"

     means, in respect of any period or person, the Net Income of that person (plus, in the case of the Borrower Group, any amount attributable to non-cash compensation payable to employees or directors of members of the Borrower Group deducted in calculating Net Income, any depreciation, amortisation, other non-cash charges (such as deferred Taxes), accrued Management Fees (whether or not paid), fees accrued (whether or not paid) in respect of Financial Indebtedness and interest expense and other charges in respect of Financial Indebtedness) for such period adjusted as follows:

     (a) minus extraordinary income of the relevant person for such period;

     (b) plus any extraordinary expenses of the relevant person for such period;

     (c) minus any interest income of the relevant person for such period; and

     (d) in the case of the Borrower Group, minus any Management Fees paid during such period,

     to the extent attributed to the Distribution Business of the Borrower Group and all as determined in accordance with GAAP and (in the case of the Borrower Group) as shown in the relevant financial statements prepared and delivered to the Facility Agent pursuant to Clause 16.2(a) or (b) (Financial information) (as the case may be).

     "Interest"

     means:

     (a) interest and amounts in the nature of interest (including, without limitation, the interest element of finance leases) accrued;

     (b) discount fees and acceptance fees payable or deducted in respect of any Financial Indebtedness (including all commissions payable in connection with any letter of credit); and

     (c) any net payment (or, if appropriate in the context, receipt) under any interest rate hedging agreement or instrument (including without limitation under the Senior Hedging Agreements and (as applicable) High Yield Hedging Agreements), taking into account any premiums payable.

     "Net Income"

     means, in respect of any period and for any period, the net profit after Taxes and (in the case of the Borrower Group only) Management Fees, in the case of the Borrower Group to the extent attributed to the Distribution Business of the Borrower Group for such period as determined in accordance with GAAP and (in the case of the Borrower Group) as shown in the financial statements in respect of such period prepared and delivered to the Facility Agent pursuant to Clause 16.2(a) or (b) (Financial information).

     "Ratio Period"

     means each period of approximately 6 months covering two quarterly Accounting Periods of the Borrower Group ending on each date to which each set of financial statements required to be delivered under Clause 16.2 (a) or (b) (Financial information) or (in the case of Clause 4.3 (Pro forma covenant compliance)), Clause 4.1 (Documentary conditions precedent) are prepared.

     "Revenues"

     means, in respect of any Ratio Period, the aggregate of the revenues of the Borrower Group arising from the Distribution Business of the Borrower Group during that Ratio Period.

     "Senior Debt"

     means at any time, the consolidated Financial Indebtedness of the Borrower Group, excluding:

     (a) any Financial Indebtedness which is a contingent obligation of a member of the Borrower Group; and

     (b) any Subordinated Shareholder Loans and Financial Indebtedness referred to in Clause 16.12(b)(viii), (xi), (xii) and (xiii) (Restrictions on Financial Indebtedness).

     "Senior Debt Service"

     means, for any Ratio Period, the sum of:

     (a) all scheduled repayments (including scheduled reductions of revolving credits) of Senior Debt which fell due during such Ratio Period; and

     (b)  Total Cash Interest for that Ratio Period.

     "Total Cash Interest"

     means, in respect of any period, the total amount of all Interest paid in cash in respect of:

     (a) Senior Debt and Subordinated Shareholder Loans during such period (having taken into account the effect of any Senior Hedging Agreements); and

     (b) the High Yield Notes during such period to the extent that the same are funded by Permitted Payments, except in each case, to the extent that such payments (other than payments in respect of Senior Debt) are funded by distributions made by Unrestricted Subsidiaries to UPC Distribution or any other member of the Borrower Group and excluding, for the avoidance of doubt, capitalisation of Interest accrued in respect of Subordinated Shareholder Loans.

17.2 Financial ratios

     UPC Distribution will procure that:

     (a) Senior Debt divided by Adjusted Cable TV Subscribers for each Ratio Period which ends prior to 31st March, 2003 shall not exceed
          (Euro)725;

     (b) Senior Debt for each Ratio Period which ends prior to 31st March, 2003 shall not exceed sixty per cent. of the sum of Contributed Capital and Senior Debt for that Ratio Period.

     (c) Revenues for each Ratio Period which ends on a date specified in column 1 below shall not be less than the amount specified opposite such date in Column 2 below:



          --------------------------------------------------------------
          Test Dates                                            Revenue
          --------------------------------------------------------------
          30th June, 2000                             (Euro)250,000,000
          --------------------------------------------------------------
          30th September, 2000                        (Euro)265,000,000
          --------------------------------------------------------------
          31st December, 2000                         (Euro)285,000,000
          --------------------------------------------------------------
          31st March, 2001                            (Euro)325,000,000
          --------------------------------------------------------------
          30th June, 2001                             (Euro)365,000,000
          --------------------------------------------------------------
          30th September, 2001                        (Euro)385,000,000
          --------------------------------------------------------------
          31st December, 2001                         (Euro)400,000,000
          --------------------------------------------------------------
          31st March, 2002                            (Euro)470,000,000
          --------------------------------------------------------------
          30th June, 2002                             (Euro)540,000,000
          --------------------------------------------------------------
          30th September, 2002                        (Euro)565,000,000
          --------------------------------------------------------------
          31st December, 2002                         (Euro)590,000,000
          --------------------------------------------------------------

     (d) the ratio of Senior Debt to Annualised Revenues for each Ratio Period which ends on a date or in a period specified below shall not exceed the ratio specified in column 2 below opposite such date or period:


          Test Dates                                                 Ratio
          -----------------------------------------------------------------

          31st March, 2000 - 31st December, 2000                     3.50:1
          -----------------------------------------------------------------
          31st March, 2001 - 31st December, 2001                     3.25:1
          -----------------------------------------------------------------
          31st March, 2002                                           3.00:1
          -----------------------------------------------------------------
          30th June, 2002 - 31st December, 2002                      2.75:1
          -----------------------------------------------------------------

(e) the ratio of Senior Debt to Annualised EBITDA for each Ratio Period which ends on a date or in a period specified in column 1 below shall not exceed the ratio specified in column 2 below opposite such date or period:

     ------------------------------------------------------
     Test Dates                                   Ratio
     ------------------------------------------------------
     31st March, 2003                             7.25:1
     ------------------------------------------------------
     30th June, 2003                              6.75:1
     ------------------------------------------------------
     30th September, 2003                         6.00:1
     ------------------------------------------------------
     31st December, 2003                          5.50:1
     ------------------------------------------------------
     31st March, 2004                             5.00:1
     ------------------------------------------------------
     30th June, 2004                              4.50:1
     ------------------------------------------------------
     30th September, 2004                         4.00:1
     ------------------------------------------------------
     31st December, 2004                          3.50:1
     ------------------------------------------------------
     31st March, 2005                             3.25:1
     ------------------------------------------------------
     30th June, 2005                              2.75:1
     ------------------------------------------------------
     30th September, 2005                         2.50:1
     ------------------------------------------------------
     31st December, 2005                          2.25:1
     ------------------------------------------------------
     Thereafter                                   2.00:1
     ------------------------------------------------------

(f) the ratio of EBITDA to Total Cash Interest for each Ratio Period which ends on a date or in a period specified in column 1 below shall not be less than the ratio specified in column 2 below opposite such date and period:

     -----------------------------------------------------
     Test Dates                                  Ratio
     -----------------------------------------------------
     31st March, 2003                            1.75:1
     -----------------------------------------------------
     30th June, 2003                             2.00:1
     -----------------------------------------------------
     30th September, 2003                        2.25:1
     -----------------------------------------------------
     31st December, 2003                         2.50:1
     -----------------------------------------------------
     30th June, 2004                             3.00:1
     -----------------------------------------------------
     31st December, 2004                         3.50:1
     and thereafter
     -----------------------------------------------------

(g) the ratio of EBITDA to Senior Debt Service for each Ratio Period which ends on a date or in a period specified in column 1 below shall not be less than the ratio specified in column 2 below opposite such date or period:

     ------------------------------------------------------
     Test Dates                                   Ratio
     ------------------------------------------------------
     31st December, 2003 - 31st December, 2005    1.1:1
     ------------------------------------------------------
     31st March, 2006 and thereafter              1.5:1;    and
     ------------------------------------------------------

      (h) Borrower Group Capitalisation will not at any time following the first Utilisation Date be less than 3,500,000,000.

17.3  Calculations

      For the purposes of Clause 17.2 (Financial ratios), "Contributed Capital" or "Senior Debt" for any Ratio Period will be calculated on the basis of Contributed Capital or Senior Debt (as the case may be) outstanding on the last day of that Ratio Period.

17.4  Cure provisions

(a) UPC Distribution may cure a breach of the financial ratios set out in Clause 17.2 (a), (b), (d), (e), (f) and (g) (Financial ratios) by procuring that additional equity is injected into the Borrower Group by one or more Restricted Persons and/or additional Subordinated Shareholder Loans are provided to the Borrower Group in an aggregate amount equal to:

      (i) in the case of a breach of Clause 17.2(a), (b), (d) or (e) (Financial ratios), the amount which, if it had been deducted from Senior Debt for the Ratio Period in respect of which the breach arose, would have avoided the breach; or

      (ii) in the case of a breach of Clause 17.2 (f) or (g) (Financial ratios), the amount which, if it had been added to EBITDA for the Ratio Period in respect of which the breach arose, would have avoided the breach; or

      (iii) in the case of a breach of more than one paragraph of Clause 17.2 (Financial ratios), the higher of the relevant amount referred to in
            (i) or (ii) above.

(b)   A cure under paragraph (a) above will not be effective unless:

      (i) the required amount of additional equity or the proceeds of Subordinated Shareholder Loans is received by the Borrower Group before delivery of the financial statements delivered under Clause 16.2(a) or (b) (Financial information) which show that Clause 17.2 (Financial ratios) has been breached; and

      (ii) in the case of a cure of Clause 17.2(a), (b), (d) or (e) (Financial ratios), the proceeds of the relevant additional equity or Subordinated Shareholder Loans are applied in full in or towards repayment or prepayment of Facility A Advances in accordance with Clause 7 (Cancellation and Prepayment) and, to the extent of any surplus after such repayment or prepayment, for the purposes of the Permitted Business.

(c)   No cure may be made under this Clause 17.4:

      (i) in respect of more than five Ratio Periods during the life of the Facilities; or

      (ii)  in respect of consecutive Ratio Periods.

(d) Where a cure is exercised under this Clause 17.4 in respect of a breach of Clause 17.2(f) or (g) and the next Ratio Period ends approximately three months after the Ratio Period in respect of which the cure was made, EBITDA in respect of that next Ratio Period will be deemed, for the purposes of Clause 17.2(f) and (g) (Financial ratios), to be increased by the amount determined under paragraph (a)(ii) above in respect of the relevant cure. This deemed increase will not be treated as a separate cure.

17.5 Determinations

(a) Any amount outstanding in a currency other than euros is to be taken into account at its euro equivalent calculated at the rate used in the latest accounts delivered to the Facility Agent.

(b) All the terms used above are to be calculated in accordance with the GAAP on which the preparation of the Original Borrower Group Financial Statements was based.

(c)  If there is a dispute as to any interpretation of or computation for Clause
     17.1 (Financial definitions), the interpretation or computation of the auditors of UPC Distribution shall prevail.

(d) If UPC Distribution is obliged or chooses to prepare its financial statements on a different basis from the basis used in the preparation of the Original Borrower Group Financial Statements, such financial statements shall be accompanied by a statement (providing reasonable detail) from UPC Distribution either:

     (i) confirming that the change(s) would have no effect on the operation of the ratios set out in Clause 17.2 (Financial ratios); or

     (ii) unless otherwise agreed in writing by the Facility Agent (acting upon the instructions of the Majority Lenders), if the change(s) would have such an effect, containing a reconciliation demonstrating the effect of the change(s) (and, for the purpose of calculating the ratios set out in Clause 17.2 (Financial ratios), such financial statements will be treated as though adjusted by that reconciliation so as to exclude the effect of the changes).

18.  DEFAULT

18.1 Events of Default

     Each of the events set out in Clauses 18.2 (Non-payment) to 18.19 (Material Adverse Change) (inclusive) is an Event of Default (whether or not caused by any reason whatsoever outside the control of any Obligor or any other person).

18.2 Non-payment

     An Obligor does not pay on the due date any amount payable by it under the Finance Documents at the place at, and in the currency in, which it is expressed to be payable, unless the relevant amount is paid in full within one Business Day (in the case of principal amounts) or three Business Days (in the case of other amounts) of the due date.

18.3 Breach of other obligations

(a)  An Obligor does not comply with any of Clauses 16.6 (Pari passu ranking),
     16.7 (Negative pledge), 16.10 (Disposals), 16.11 (Acquisitions and mergers), 16.13 (Restricted Payments), 16.14 (Loans and guarantees), 16.19 (Share capital) or 17 (Financial Covenants).

(b) An Obligor does not comply with any provision of the Finance Documents (other than those referred to in paragraph (a) above or in Clause 18.2 (Non-payment)) and such failure (if capable of remedy before the expiry of such period) continues unremedied for a period of 28 days from the earlier of the date on which (i) such Obligor has become aware of the failure to comply or (ii) the Facility Agent gives notice to UPC Distribution requiring the same to be remedied.

18.4 Misrepresentation

     A representation or warranty made or repeated by any Obligor in or in connection with any Finance Document or in any certificate or statement delivered by or on behalf of any Obligor under or in connection with any Finance Document is incorrect in any material respect when made or deemed to have been made or repeated and, in the event that any representation or warranty is capable of remedy, the misrepresentation is not remedied within 28 days of the earlier of the date on which (i) such Obligor has become aware of the misrepresentation or (ii) the Facility Agent gives notice to UPC Distribution requiring the same to be remedied.

18.5 Cross default

(a) Subject to paragraph (d) below, any Financial Indebtedness of a member of the Borrower Group or UPC or UPC Distribution Holdco is not paid when due or within any originally applicable grace period.

(b) Subject to paragraph (d) below, any Financial Indebtedness of a member of the Borrower Group or UPC or UPC Distribution Holdco becomes prematurely due and payable or is placed on demand, in each case as a result of an event of default (howsoever described) under the document relating to that Financial Indebtedness.

(c) Subject to paragraph (d) below, any Financial Indebtedness of a member of the Borrower Group becomes capable of being declared prematurely due and payable or placed on demand, in each case is a result of an event of default (howsoever described) under the document relating to that Financial Indebtedness.

(d)  It shall not be an Event of Default under:

     (i) this Clause 18.5 where the aggregate principal amount of all Financial Indebtedness to which any event specified in paragraphs
           (a), (b) or (c) relates is less than (Euro)15,000,000 (in the case of the Borrower Group or UPC Distribution Holdco) or (Euro)50,000,000 (in the case of UPC) or, as the case may be, the equivalent in other currencies);

     (ii) this Clause 18.5 in respect of Financial Indebtedness owing by a member of the Borrower Group to another member of the Borrower Group which is permitted under this Agreement; and

     (iii) paragraph (c) above, in the case of the Acquisition of an entity which results in that entity becoming a member of the Borrower Group, for a period of 180 days following completion of that Acquisition, by reason only of an event of default (however described) arising in relation to the Financial Indebtedness of that acquired entity as a result only of the Acquisition of that acquired entity, provided that such Financial Indebtedness is not placed on demand, becomes prematurely due and payable or is otherwise accelerated during that period).

18.6 Insolvency

(a) The Netherlands: any Obligor, UPC or any Material Subsidiary organised in The Netherlands is declared bankrupt (in staat van faillissement verklaard) or enters into a preliminary or definitive moratorium (in voorlopige of definitieve surseance van betaling gaan) pursuant to the Dutch Bankruptcy Act (Faillissementswet); or

(b) Austria: any business reorganisation according to the Austrian Business Reorganisation Act (Unternehmensreoranisationsgesetz), bankruptcy (Konkursordnung) or settlement proceedings (Ausgleichsordnung) under the respective applicable Austrian laws is being opened on any Obligor, or any Material Subsidiary seated in Austria or any such Obligor or Material Subsidiary enters into an agreement with its creditors having the same effect; or

(c) Belgium: any Obligor or any Material Subsidiary incorporated in Belgium is declared bankrupt under the Bankruptcy Act of 8th August, 1997 of Belgium (or any replacement enactment therefor which is entered into after the date of this Agreement) or is otherwise subject to the proceeding provided under
     Section 8 of that Bankruptcy Act; or

(d) Norway: with respect to any Obligor or any Material Subsidiary incorporated in Norway, any order of a competent court or an event analogous thereto shall be made or any effective resolution passed with a view to the bankruptcy, composition proceedings, debt negotiations, liquidation, winding-up or similar event pursuant to the Norwegian Bankruptcy Act of 8th June, 1984 or any replacement enactment therefor which is entered into after the date of this Agreement; or

(e) United States of America: any Obligor or any Material Subsidiary which is a partnership, or a partner of any partnership, formed under the laws of the states of Colorado or Delaware, United States or which is incorporated under the laws of a State of the United States (each a "U.S. Obligor"):

     (i) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due;

     (ii) shall have had appointed a receiver, a custodian, trustee or similar official for, or a receiver, custodian, trustee or similar official shall have taken possession of, all or substantially all of its assets, in proceedings brought by or against such Obligor or Material Subsidiary, and such appointment shall not have been discharged or such possession shall not have been terminated within sixty days after the effective date thereof or such Obligor or Material Subsidiary shall have consented to or acquiesced in such appointment or possession;

     (iii) shall have filed a petition for relief under the insolvency, bankruptcy or similar laws of the United States of America or any state thereof, or an involuntary petition for such relief shall have been filed against any such Obligor or Material Subsidiary under such laws and shall not have been dismissed or terminated within sixty days after such involuntary petition is filed; or

     (iv) shall have failed to have discharged or obtained a stay of any proceeding to enforce, within a period of forty-five days after the commencement thereof, any attachment, sequestration or similar proceeding asserted against all or substantially all of the assets of such Obligor or Material Subsidiary; or

(f) Czech Republic: any Obligor or any Material Subsidiary which is incorporated in or which has a branch office in the Czech Republic is, or is deemed for the purposes of the applicable Czech law to be, unable to pay its debts as they fall due or, for the purpose of Section 1, sub-sections 2 and 3 of Act 328/1991 Coll., as amended, on Bankruptcy and Composition (the

     "Czech Bankruptcy Act") to be insolvent (in Czech, "v upadku") or admits inability to pay its debts as they fall due; or is subject in the Czech Republic to:

     (i)    bankruptcy proceedings under the Czech Bankruptcy Act;

     (ii)   involuntary composition proceedings under the Czech Bankruptcy Act;

     (iii)  voluntary composition proceedings under the Czech Bankruptcy Act;

     (iv) voluntary winding up with liquidation under Act No. 513/1991 Coll., as amended (the "Czech Commercial Code"); or

     (v) involuntary winding up with liquidation under the Czech Commercial Code; or

(g) Republic of Hungary: any Obligor or any Material Subsidiary which is incorporated or which has a branch office in the Republic of Hungary:

     (i) shall have filed a petition for bankruptcy (csod) under the Act IL of 1991, as amended, on Bankruptcy Proceedings, Liquidation Proceedings and Voluntary Dissolution ("Hungarian Bankruptcy Act"); or

     (ii) shall have been the subject of an order for execution against its assets which was unsuccessful as referred to in section 27(2) of the Hungarian Bankruptcy Act; or

     (iii)  is not paying its debts as such debts become due as referred to in section 27(2) of the Hungarian Bankruptcy Act; or

     (iv) shall have filed a petition for voluntary liquidation (felszamolas) under the Hungarian Bankruptcy Act; or

     (v) an involuntary liquidation (felszamolas) proceedings shall have been commenced against it under the Hungarian Bankruptcy Act; or

     (vi) an involuntary liquidation (felszamolas) proceedings shall have been commenced against its branch office under the Act CXXXII of 1997 on Hungarian Branch Offices and Representative Offices of Foreign-Registered Companies; or

(h) Sweden: any Obligor or any Material Subsidiary which is incorporated in Sweden takes any corporate action or any order is made or resolution passed for the suspension of payments, business reorganisation (foretagsrekonstruktion), liquidation or bankruptcy of any such Obligor or Material Subsidiary or a liquidator, receiver, insolvency manager, reconstruction manager (foretagsrekonstruktor) or similar officer is appointed in respected of any such Obligor or Material Subsidiary; or

(i)  France: any Obligor or Material Subsidiary which is incorporated in France:

     (i) admits in writing its inability to pay its debts generally as they become due;

     (ii) declares to the court such inability (declaration de cessation des paiements);

     (iii) applies for or takes any corporate action approving any voluntary liquidation (liquidation volontaire);

     (iv) applies for the appointment of a conciliator (conciliateur), within the meaning of French law No. 84-148 of 1st March, 1984;

     (v) enters into an amicable settlement (accord amiable) with its creditors;

     (vi)   ceases its payments (cessation de paiements) for the purposes of
            Article 3 of the French bankruptcy law No. 85-98 of 25th January, 1985;

     (vii) has a judgment issued in respect of its judicial reorganisation (redressement judiciaire) and the administrateur judiciaire named in connection with such proceedings does not (or is deemed not to) opt to continue performance of this Agreement; or

     (viii) has a judgment issued in respect of its judicial liquidation (liquidation judiciaire) pursuant to French law No. 85-98 of 25th January, 1985, or pursuant to such law, for the transfer of the whole or part of its business (cessation totale ou partielle de l'entreprise); or

(j) Republic of Poland: any Obligor or any Material Subsidiary which has its seat or which has a branch office in the Republic of Poland:

     (i)    shall have filed a petition for declaration of its bankruptcy; or

     (ii) shall have a petition for declaration of its bankruptcy filed against it by any of its creditors; or

     (iii)  shall have been declared bankrupt; or

     (iv) is not paying its debts as such debts become due or its assets are insufficient to cover its liabilities; or

     (v) shall have filed a petition for voluntary arrangement with its creditors; or

     (vi) shall have liquidation (whether voluntary or involuntary) proceedings commenced against it; or

     (vii) shall have a liquidator, bankruptcy administrator (syndyk), judge-supervisor (sedzia komisarz), court supervisor (nadzorca sad wy), compulsory manager or management (zarz d lub zarz dca przymusowy lub komisaryczny) appointed in respect of itself or in respect of any of its assets; or

(k)  Slovak Republic:

     (i) any Obligor or any Material Subsidiary which is incorporated in or which has a branch office in the Slovak Republic is insolvent as provided under Act No. 328/1991 Coll., as amended, on Bankruptcy and Composition (the "Slovak Bankruptcy Act");

     (ii) any Obligor or any Material Subsidiary which is incorporated in or which has a branch office in the Slovak Republic is subject in the Slovak Republic to:

            (A)  bankruptcy proceedings under the Slovak Bankruptcy Act;

            (B) involuntary composition proceedings under the Slovak Bankruptcy Act;

            (C)  voluntary composition proceedings under the Slovak Bankruptcy
                 Act;

            (D) voluntary winding up with liquidation under Act No. 513/1991 Coll., as amended (the "Slovak Commercial Code"); or

            (E) involuntary winding up with liquidation under the Slovak Commercial Code; or

(l) Romania: any Obligor or any Material Subsidiary incorporated in Romania, is subject to an order of a syndic judge for the commencement of bankruptcy, reorganisation or liquidation proceedings or similar event pursuant to Law No. 64/1995 regarding Judicial Reorganisation and Bankruptcy, as republished with the Official Gazette No. 608/13th December, 1999, or any amendment or replacement enactment therefor which is issued after the date of this Agreement.

18.7 Insolvency proceedings

(a) Any formal voluntary step commencing legal proceedings (including petition or convening a meeting) is taken by any Obligor, UPC or any Material Subsidiary with a view to a composition, assignment or arrangement with any class of creditors of any Obligor, UPC or any Material Subsidiary; or

(b) a meeting of any Obligor, UPC or any Material Subsidiary is convened by its directors, managing partner (in the case of the US Borrower) or secretary for the purpose of considering any resolution for (or to petition for) its winding-up, dissolution or for its administration, suspension of payments, composition or bankruptcy or any such resolution is passed; or

(c) any person files, with the appropriate legal authorities, a petition for the winding-up or for the administration or for the bankruptcy of any Obligor, UPC or any Material Subsidiary and the petition is not discharged or stayed within 45 days (or, in the case of a US Obligor, 60 days); or

(d) an order for the winding-up or administration of any Obligor, UPC or any Material Subsidiary is made,

     in each case other than in connection with a reconstruction or amalgamation on terms approved by the Facility Agent (acting on the instructions of the Majority Lenders).

18.8 Appointment of receivers and managers

(a) Any liquidator, trustee-in-bankruptcy, preliminary trustee, composition trustee, judicial custodian, compulsory manager, receiver, administrative receiver or administrator is appointed in respect of any Obligor, UPC, or any Material Subsidiary or any part of its assets which is material in the context of the Borrower Group (taken as a whole) and, only in the case of the appointment of a judicial custodian, compulsory manager or receiver, is not discharged within 45 days (or, in the case of a US Obligor, 60 days); or

(b) the directors of any Obligor, UPC or any Material Subsidiary request the appointment of a liquidator, trustee in bankruptcy, preliminary trustee, composition trustee, judicial custodian, compulsory manager, receiver, administrative receiver or administrator, in each case other than in connection with a reconstruction or amalgamation on terms approved by the Facility Agent (acting on the instructions of the Majority Lenders).

18.9   Creditors' process

       A distress, execution, attachment or other legal process is levied, enforced or sued out upon or against all or any part of the assets of any Obligor, UPC or any Material Subsidiary which is material in the context of the Borrower Group (taken as a whole), except where the same is being contested in good faith or is removed, discharged or paid within 45 days (or, in the case of a US Obligor, 60 days).

18.10  Similar proceedings

       Anything which has an equivalent effect to any of the events specified in Clauses 18.6 (Insolvency) to 18.9 (Creditors' process) (inclusive) shall occur under the laws of any applicable jurisdiction in relation to any Obligor, UPC or any Material Subsidiary.

18.11  Unlawfulness

       It is or becomes unlawful for any Obligor or Subordinated Creditor to perform any of its payments or other material obligations under the Finance Documents to which it is a party.

18.12  Repudiation

       Any Obligor or Subordinated Creditor repudiates, or evidences an intention to repudiate, any Finance Document to which it is a party.

18.13  Cessation of Distribution Business

       The Borrower Group (taken as a whole) or UPC ceases to carry on all or substantially all of its Distribution Business.

18.14  Seizure

       All or a material part of the undertakings, assets, rights or revenues of, or shares or other ownership interests in, UPC, UPC Distribution Holdco or the Borrower Group (taken as a whole but excluding any undertaking, assets, rights or revenues which do not form part of the Distribution Business) are seized, nationalised, expropriated or compulsorily acquired by or under the authority of any government.

18.15  Environmental Matters

       As a result of any Environmental Law any of the Finance Parties becomes subject to a material obligation (actual or contingent and, in the case of any contingent obligation, being one which, at the relevant time, would be likely to arise) directly as a result of it entering into any of the Finance Documents which was not caused by its negligence or wilful default.

18.16  Breach of Security Deed

(a) A Subordinated Creditor fails to comply with any of its obligations under the Security Deed or the Pledge of Subordinated Shareholder Loans to which it is party and such failure (if capable of remedy before the expiry of such period) continues unremedied for a period of 28 days from the earlier of the date on which (i) UPC or UPC Distribution has become aware of the failure to comply or (ii) the Facility Agent gives notice to the relevant Subordinated Creditor and UPC Distribution requiring the same to be remedied.

(b) Any representation or warranty made by a Subordinated Creditor under the Security Deed or the Pledge of Subordinated Shareholder Loans is incorrect in any material aspect when made or repeated and, in the event that any representation or warranty is capable of remedy, the misrepresentation is not remedied within 28 days of the earlier of the date on which (i) such Obligor has become aware of the misrepresentation or (ii) the Facility Agent gives notice to that Subordinated Creditor requiring the same to be remedied.

18.17  Loss of Licences

       Any Licence is in whole or part:

      (a) terminated, suspended or revoked or does not remain in full force and effect or otherwise expires and is not renewed prior to its expiry (in each case, without replacement by Licence(s) having substantially equivalent effect) in any case in a manner which would or is reasonably likely to have a Material Adverse Effect; or

      (b) is modified or is breached in a manner which would or is reasonably likely to have a Material Adverse Effect.

18.18 Material Contracts

(a) Except as is required by any term of this Agreement, any Material Contract to which a member of the Borrower Group is a party is terminated, suspended, revoked or cancelled or otherwise ceases to be in full force and effect, unless:

      (i) in the case of an Interconnect Agreement only, services of a similar nature to those provided pursuant to such Material Contract are at all times provided to the Borrower Group on terms which are not materially more onerous on the relevant member of the Borrower Group or on the terms imposed by the mandatory requirements of any regulatory body; or

      (ii) such termination, suspension, revocation, cancellation or cessation (in the reasonable opinion of the Facility Agent) would not or is not reasonably likely to have a Material Adverse Effect.

(b) Any alteration or variation is made to any term of any Material Contract to which a member of the Borrower Group is a party which individually or cumulatively (in the reasonable opinion of the Facility Agent) would or is reasonably likely to have a Material Adverse Effect.

(c) Any party breaches any term of or repudiates any of its obligations under any Material Contract to which a member of the Borrower Group is a party where such breach or repudiation (in the opinion of the Facility Agent exercised reasonably) would or is reasonably likely to have a Material Adverse Effect unless, in the case of a breach of a Material Contract by any person other than any member of the Borrower Group, the relevant services are at all relevant times provided to the appropriate members of the Borrower Group on the basis set out in (a) above.

18.19 Material Adverse Change

      Any event or series of events occurs which would or is reasonably likely to have a Material Adverse Effect.

18.20 ERISA

      The occurrence of:

      (a) any event or condition that presents a material risk that any member of the Borrower Group or any ERISA Affiliate may incur a material liability to a Plan or to the United States Internal Revenue Service or to the United States Pension Benefit Guaranty Corporation; or

      (b) an "accumulated funding deficiency" (as that term is defined in section 412 of the United States Internal Revenue Code of 1986, as amended, or section 302 of ERISA), whether or not waived, by reason of the failure of any member of the Borrower Group or any ERISA Affiliate to make a contribution to a Plan.

18.21 Acceleration

      On and at any time after the occurrence of an Event of Default while such event is continuing the Facility Agent may, and if so directed by the Majority Lenders will, by notice to UPC Distribution declare that an Event of Default has occurred and:

      (a)  cancel the Total Commitments; and/or

      (b) declare that all the Advances be payable on demand, whereupon they shall immediately become payable on demand by the Facility Agent on the instructions of the Majority Lenders; and/or

      (c) demand that all the Advances be immediately due and payable, whereupon they shall become immediately due and payable together with all interest accrued on those Advances and all other amounts payable by the Obligors under the Finance Documents.

19.   FACILITY AGENT, SECURITY AGENT, LEAD ARRANGERS AND LENDERS

19.1  Appointment and duties of the Agents

(a) Each Lender and Lead Arranger irrevocably appoints each Agent to act as its agent under and in connection with the Finance Documents.

(b) Each Finance Party appointing each Agent irrevocably authorises each Agent on its behalf to:

      (i) perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Finance Documents, together with any other incidental rights, powers and discretions; and

      (ii) execute each Finance Document expressed to be executed by the Facility Agent on that Finance Party's behalf.

(c) Each Agent shall have only those duties which are expressly specified in this Agreement. Those duties are solely of a mechanical and administrative nature.

19.2  Role of the Lead Arrangers

      Except as otherwise provided in this Agreement, no Lead Arranger has any obligations of any kind to any other Party under or in connection with any Finance Document.

19.3  Relationship

      The relationship between each Agent and the other Finance Parties is that of agent and principal only. Nothing in this Agreement constitutes either Agent as trustee or fiduciary for any other Party or any other person and neither Agent need hold in trust any moneys paid to it for a Party save as provided in the Finance Documents or be liable to account for interest on those moneys.

19.4  Majority Lenders' directions

(a) Each Agent will be fully protected if it acts in accordance with the instructions of the Majority Lenders in connection with the exercise of any right, power or discretion or any matter not expressly provided for in the Finance Documents. Any such instructions given by the Majority Lenders will be binding on all the Lenders. In the absence of such instructions each Agent may act as it considers to be in the best interests of all the Lenders.

(b) No Agent is authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document.

19.5  Delegation

      Each Agent may act under the Finance Documents through its personnel and agents.

19.6  Responsibility for documentation

      Neither Agent nor any Lead Arranger is responsible to any other Party for:

      (a) the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document by any other Party;

      (b)  the collectability of amounts payable under any Finance Document;

      (c) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document (including the Information Memorandum) by any other Party; or

      (d) the integrity or security of any Finance Document or other document or information posted or distributed electronically on any intranet based system (or similar) in connection with the preparation, negotiation and execution of the Finance Documents or the syndication or administration of the Facilities.

19.7  Default

(a) Neither Agent is obliged to monitor or enquire as to whether or not a Default has occurred. Neither Agent will be deemed to have knowledge of the occurrence of a Default. However, if an Agent receives notice from a Party referring to this Agreement, describing the Default and stating that the event is a Default, it shall promptly notify the Lenders of such notice.

(b) Each Agent may require the receipt of security satisfactory to it whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any Finance Document before it commences these proceedings or takes that action.

19.8  Exoneration

(a) Without limiting paragraph (b) below, neither Agent will be liable for any action taken or not taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b) No Party may take any proceedings against any officer, employee or agent of either Agent in respect of any claim it might have against that Agent or in respect of any act or omission of any kind (including negligence or wilful misconduct) by that officer, employee or agent in relation to any Finance Document.

(c)   Any officer, employee or agent of either Agent may rely on this Clause
      19.8 and enforce its terms under the Contracts (Rights of Third Parties) Act 1999.

19.9  Reliance

      Each Agent may:

      (a) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

      (b) rely on any statement made by a director or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify; and

      (c) engage, pay for and rely on legal or other professional advisers selected by it (including those in the Facility Agent's employment and those representing a Party other than the Facility Agent).

19.10 Credit approval and appraisal

      Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms that it:

      (a) has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by either Agent or the Lead Arrangers in connection with any Finance Document; and

      (b) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

19.11 Information

(a) Each Agent shall promptly forward to the person concerned the original or a copy of any document which is delivered to that Agent by a Party for that person.

(b) Except where this Agreement specifically provides otherwise, neither Agent is obliged to review or check the accuracy or completeness of any document it forwards to another Party.

(c)  Except as provided above, neither Agent has a duty:

     (i) either initially or on a continuing basis to provide any Lender with any credit or other information concerning the financial condition or affairs of any Obligor or any related entity of any Obligor whether coming into its possession or that of any of its related entities before, on or after the Signing Date; or

     (ii) unless specifically requested to do so by a Lender in accordance with this Agreement, to request any certificates or other documents from any Obligor.

19.12 Each Agent and the Lead Arrangers individually

(a) If it is also a Lender, each of the Facility Agent, the Security Agent and the Lead Arrangers has the same rights and powers under this Agreement as any other Lender and may exercise those rights and powers as though it were not the Facility Agent, Security Agent or (as applicable) a Lead Arranger.

(b)   Each of the Agents and the Lead Arrangers may:

      (i)   carry on any business with an Obligor or its related entities;

      (ii) act as agent or trustee for, or in relation to any financing involving, an Obligor or its related entities; and

      (iii) retain any profits or remuneration in connection with its activities under the Finance Documents, or in relation to any of the foregoing.

19.13 Indemnities

      Each Lender shall indemnify each Agent, within three Business Days of demand, against any cost, loss or liability incurred by the relevant Agent (otherwise than by reason of the relevant Agent's gross negligence or wilful misconduct) in acting as Agent under the Finance Documents (unless the relevant Agent has been reimbursed by an Obligor pursuant to a Finance Document). Such indemnification shall be pro rata to its Commitments (and for the purposes of calculating this proportion, the amount of the Total Facility C Commitments and each Lender's Facility C Commitments shall be converted to euros at the Agent's Spot Rate of Exchange on the date of the relevant calculation).

19.14 Compliance

(a) Each Agent may refrain from doing anything which might, in its reasonable opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its reasonable opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction.

(b) Without limiting paragraph (a) above, neither Agent need disclose any information relating to any Obligor or any of its related entities if the disclosure might, in the opinion of the relevant Agent, constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

19.15 Resignation of Agents

(a) Notwithstanding its irrevocable appointment (but subject to paragraphs (f) and (g) below), each Agent may resign by giving notice to the Lenders and UPC Distribution, in which case the relevant Agent may, following consultation with and with the consent of UPC Distribution (not to be unreasonably withheld or delayed) forthwith appoint one of its Affiliates as successor Agent or, failing that, the Majority Lenders may with the consent of UPC Distribution (not to be unreasonably withheld or delayed) appoint a reputable and experienced bank as successor Agent. The resignation of the Security Agent is subject to compliance with Clause 9.1 (Retirement of Security Agent) of the Security Deed.

(b) If the appointment of a successor Agent is to be made by the Majority Lenders but they have not, within 30 days after notice of resignation, appointed a successor Agent which accepts the appointment, the retiring Agent may, following consultation with and with the consent of UPC Distribution (not to be unreasonably withheld or delayed), appoint a successor Agent.

(c) The resignation of the retiring Agent and the appointment of any successor Agent will both become effective only upon the successor Agent notifying all the Parties that it accepts the appointment. On giving the notification and receiving such approval, the successor Agent will succeed to the position of the retiring Facility Agent and the term "Facility Agent" or "Security Agent" (as the case may be) will mean the successor Facility Agent or Security Agent, respectively.

(d) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as the Agent under this Agreement.

(e) Upon its resignation becoming effective, this Clause 19 shall continue to benefit the retiring Agent in respect of any action taken or not taken by it under or in connection with the Finance Documents while it was the relevant Agent and, subject to paragraph (d) above, it shall have no further obligation under any Finance Document.

(f) The Majority Lenders may by notice to an Agent require it to resign in accordance with paragraph (a) above. In this event, the relevant Agent shall resign in accordance with paragraph (a) above but it shall not be entitled to appoint one of its Affiliates as successor Agent.

(g) UPC Distribution may, if it is unsatisfied (acting reasonably) with the performance by an Agent of its role as Agent, following a period of consultation with the relevant Agent of not less than 14 days, by notice to that Agent require it to resign in accordance with paragraph (a) above. Such notice must specify the reasons for which UPC Distribution is seeking the Agent's resignation, which must be based on reasonable grounds. In this event, the relevant Agent shall resign in accordance with paragraph
      (a) above but it shall not be entitled to appoint one of its Affiliates as successor Agent.

19.16 Lenders

(a) Each Agent may treat each Lender as a Lender, entitled to payments under this Agreement and as acting through its Facility Office(s) until it has received notice from the Lender to the contrary by not less than five Business Days prior to the relevant payment.

(b) Each Lender, on the date on which it becomes a party to this Agreement, represents to the Facility Agent that it is:

       (i)  either:

            (A) not resident in the United Kingdom for United Kingdom Tax purposes; or

            (B) a "bank" as defined in section 840A of the Income and Corporation Taxes Act 1988 and resident in the United Kingdom; and

       (ii) beneficially entitled to the principal and interest payable by the Facility Agent to it under this Agreement,

       and shall forthwith notify the Facility Agent if either representation ceases to be correct.

19.17  Separate divisions

       In acting as an Agent or Lead Arranger, the agency and syndication's division of each of the Agents and the Lead Arrangers shall be treated as a separate entity from its other divisions and departments. Any information acquired at any time by either Agent or any Lead Arranger otherwise than in the capacity of Agent or Lead Arranger through its agency and syndication's division (whether as financial adviser to any member of the Borrower Group or otherwise) may be treated as confidential by the relevant Agent or Lead Arranger and shall not be deemed to be information possessed by the relevant Agent or Lead Arranger in its capacity as such. Each Finance Party acknowledges that each Agent and the Lead Arrangers may, now or in the future, be in possession of, or provided with, information relating to the Obligors which has not or will not be provided to the other Finance Parties. Each Finance Party agrees that, except as expressly provided in this Agreement, neither Agent nor any Lead Arranger will be under any obligation to provide, or be under any liability for failure to provide, any such information to the other Finance Parties.

20.    FEES

20.1   Commitment fee

(a) Subject to paragraph (b) below UPC Distribution shall pay to the Facility Agent for distribution to each Lender pro rata to the proportion that the relevant Lender's Facility A Commitment, Facility B Commitment or Facility C Commitment bears to the Total Facility A Commitment, Total Facility B Commitment or Total Facility C Commitment respectively from time to time a commitment fee (subject to sub-clause (b) below) computed at the rate of 0.75 per cent. per annum on any undrawn, uncancelled amount of the Total Facility A Commitment, Total Facility B Commitment and Total Facility C Commitment, PROVIDED THAT on any day that the aggregate outstanding Advances exceed 50 per cent. of the aggregate drawn and undrawn Total Facility A Commitments, Total Facility B Commitments and Total Facility C Commitments the commitment fee shall be computed at the rate which is the lower of:

       (i)   50 per cent. of the then applicable Margin; and

       (ii)  0.50 per cent. per annum,

       on any undrawn, uncancelled amount of the Total Facility A Commitment, Total Facility B Commitment and Total Facility C Commitment.

       In calculating aggregate outstanding Facility C2 Advances and Total Facility C Commitments for the purposes of the proviso to this Clause 20.1(a), outstanding Facility C2 Advances and

       Facility C2 Commitments shall be converted to euros on the date of the relevant calculation on the basis of the Agent's Spot Rate of Exchange on that date.

(b) Commitment fee is calculated and accrues on a daily basis on and from the Signing Date and is payable quarterly in arrear from the Signing Date and (in the case of the Total Facility A Commitment) on the last day of the Facility A Availability Period, (in the case of the Total Facility B Commitment) on the last day of the Facility B Availability Period and (in the case of the Total Facility C Commitment) on the last day of the Facility C Availability Period. Accrued commitment fee is also payable to the Facility Agent for the relevant Lender(s) on the cancelled amount of its (their) Facility A Commitment, Facility B Commitment or Facility C Commitment, as the case may be, at the time the cancellation takes effect (but only in respect of the period up to the date of cancellation).

(c) Commitment fee is payable in euros in respect of Facility A, Facility B and Facility C1 and in Dollars in respect of Facility C2.

20.2   Agents' fees

       UPC Distribution shall pay to the Facility Agent and the Security Agent for their own account an agency fee in the amounts and on the dates agreed in the relevant Fee Letter.

20.3   Underwriting Fee

       UPC Distribution shall pay the arrangement fee and underwriting fees in accordance with the relevant Fee Letter.

20.4   VAT

       Any fee referred to in this Clause 20 (Fees) is exclusive of any applicable value added tax. If any value added tax is so chargeable and is invoiced, it shall be paid by UPC Distribution at the same time as it pays the relevant fee. Where appropriate, the relevant Finance Party will supply a VAT invoice in respect of such fees.

21.    EXPENSES

21.1   Transaction Expenses

       UPC Distribution shall within ten Business Days of demand pay Chase Manhattan plc and TD Bank Europe Limited the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution, perfection and syndication of:

       (a) this Agreement and any other documents referred to in this Agreement; and

       (b) any other Finance Document executed after the date of this Agreement.

21.2   Amendment Costs

       If:

       (a) an Obligor requests an amendment, waiver or consent under or in connection with any Finance Document;

       (b)  an amendment is required under Clause 25.3 (Change of Currency),

       UPC Distribution shall, within ten Business Days of demand, reimburse the Facility Agent or, as the case may be, the Security Agent, for the amount of all costs and expenses (including legal fees) reasonably incurred by the Facility Agent or, as the case may be, the Security Agent in responding to, evaluating, negotiating or complying with that request or requirement.

21.3   Enforcement Costs

       UPC Distribution shall, within ten Business Days of demand, pay to the Facility Agent on behalf of each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

22.    Stamp Duties

       UPC Distribution shall pay and, within ten Business Days of demand, indemnify each Finance Party against any cost, loss or liability which that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document (other than those imposed by reason of any assignment or novation by any Finance Party).

23.    INDEMNITIES

23.1   Currency indemnity

(a) If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

       (i)  making or filing a claim or proof against that Obligor;

       (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

       that Obligor shall as an independent obligation, within ten Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b) Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

23.2   Other indemnities

       UPC Distribution shall (or shall procure that an Obligor will), within ten Business Days of demand, indemnify each Lender against any cost, loss or liability incurred by that Lender as a result of:

       (a)  the occurrence of any Event of Default;

       (b) a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 29 (Pro rata sharing);

       (c) funding, or making arrangements to fund, its participation in an Advance requested by a Borrower in a Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Lender alone); or

       (d) an Advance (or part of an Advance) not being prepaid in accordance with a notice of prepayment given by a Borrower.

23.3   Indemnity to the Facility Agent

       UPC Distribution shall, within ten Business Days of demand, indemnify the Facility Agent against any cost, loss or liability incurred by the Facility Agent (acting reasonably) as a result of:

       (a)  investigating any event which it reasonably believes is a Default;
            or

       (b) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.

23.4   Break Costs

(a) UPC Distribution shall, within ten Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of an Advance or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Advance or Unpaid Sum.

(b) Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate (which shall be provided to UPC Distribution) confirming the amount of its Break Costs for any Interest Period in which they accrue.

24.    EVIDENCE AND CALCULATIONS

24.1   Accounts

       Accounts maintained by a Finance Party in connection with this Agreement are prima facie evidence of the matters to which they relate.

24.2   Certificates and determinations

       Any certification or determination by a Finance Party of a rate or amount payable under this Agreement or otherwise expressed to be determined by a Finance Party is, in the absence of manifest error, prima facie evidence of the matters to which it relates.

24.3   Calculations

       The interest and the fees payable under Clause 20.1 (Commitment fee) accrue from day to day and are calculated on the basis of the actual number of days elapsed and a year of 360 days or, where practice in the London inter-bank market, in the case of non-euro amounts, or the European interbank market, in the case of euro amounts, otherwise dictates, 365 days.

25.    AMENDMENTS AND WAIVERS

25.1   Required consents

(a) Subject to Clause 25.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and UPC Distribution and any such amendment or waiver will be binding on all Parties.

(b) The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause.

25.2   Exceptions

(a) An amendment or waiver that has the effect of changing or which relates to:

       (i) the definitions of "Majority Lenders" or "Majority Facility C Lenders" in Clause 1.1 (Definitions);

       (ii) an extension to the date of payment of any amount of principal, interest or commitment fees under this Agreement or the Security Documents or the extension of the Facility A Availability Period, Facility B Availability Period or Facility C Availability Period;

       (iii)  a reduction in the Margin other than in accordance with Clause
              8.10 (Margin) or the amount of any payment of principal, interest, fees or commission payable under this Agreement or the Security Documents;

       (iv) an increase in a Lender's Facility A Commitment, Facility B Commitment or Facility C Commitment;

       (v) an assignment, transfer, novation or other disposal of any of, or any interest in, an Obligor's rights and/or obligations under this Agreement other than in accordance with Clause 26 (Changes to the Parties);

       (vi) any provision which expressly requires the consent of all the Lenders;

       (vii) Clause 2.5 (Nature of a Finance Party's rights and obligations), Clause 26.2 (Transfer by Lenders) or this Clause 25;

       (viii) a release of the guarantee under Clause 14 (Guarantee) other than in accordance with Clause 26 (Changes to the Parties);

       (ix)   the selection of an Interest Period exceeding six months; or

       (x) the release of an asset from a Security Document (except as otherwise expressly permitted herein or in any such Security Document and except in furtherance of a disposal or any other transaction which is permitted by any Finance Document), shall not be made without the prior consent of all the Lenders.

(b) An amendment or waiver which relates to the rights or obligations of the Facility Agent or the Lead Arrangers may not be effected without the consent of the Facility Agent or, as the case may be, the Lead Arrangers.

(c) An amendment or waiver which has the effect of changing or relates to Clause 7.10 (Facility C Call Protection) may not be effected without the consent of the Majority Facility C Lenders.

(d) The Facility Agent may agree with UPC Distribution any amendment to or the modification of the provisions of any of the Finance Documents or any Schedule thereto, which is necessary to correct a manifest error.

(e) If authorised by the Majority Lenders, the Security Agent may, subject to paragraph (a) above, grant any waiver or consent in relation to, or variation of the material provisions of, any Security Document.

25.3   Change of Currency

(a) If more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

       (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent; and

       (ii) any translation from one currency or currency unit to another shall be at the official conversion rate recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent acting reasonably.

(b) If a change in any currency of a country occurs, this Agreement will be amended to the extent the Agent specifies to be necessary to reflect the change in currency and to put the Banks in the same position, so far as possible, that they would have been in if no change in currency had occurred.

25.4   Waivers and remedies cumulative

       The rights of each Party under the Finance Documents:

      (a) may be exercised as often as necessary, subject to the terms of the relevant Finance Documents;

      (b) are cumulative and not exclusive of its rights under the general law; and

      (c) may be waived only in writing and specifically.

       Delay in the exercise or non-exercise of any such right is not a waiver of that right.

26.    CHANGES TO THE PARTIES

26.1   Transfers by Obligors

(a) No Obligor may assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under this Agreement, except:

       (i) pursuant to a merger in accordance with Clause 16.11(d) (Acquisitions and mergers); and

       (ii) that UPC Distribution Holdco ("Existing UPC Distribution Holdco") may at any time assign, transfer, novate or dispose of all of its rights and obligations under this Agreement and the other Finance Documents to which it is a party to another person which is the immediate Holding Company of UPC Distribution ("New UPC Distribution Holdco") in accordance with the terms of this Agreement and the terms of such other Finance Document, provided that any transfer or novation of obligations by Existing UPC Distribution Holdco will not be effective until New UPC Distribution Holdco has become an Additional Guarantor in accordance with Clause 26.4 (Additional Guarantors) and has delivered or delivers the documents specified in Clause 26.4(a)
              (iv) (Additional Guarantors).

(b) At the time the foregoing conditions for the transfer or novation of Existing UPC Distribution Holdco's obligations shall have been satisfied (or waived, as the case may be) and such transfer or novation has taken effect:

       (i) Existing UPC Distribution Holdco will be released from its obligations under this Agreement and the other Finance Documents, without prejudice to any such obligations which may have accrued and shall not have been discharged prior to such time; and

       (ii) Existing UPC Distribution Holdco will cease to be an Original Guarantor.

26.2   Transfers by Lenders

(a) A Lender (the "Existing Lender") may at any time assign, transfer or novate any of its rights and/or obligations under this Agreement and the other Finance Documents to another person (the "New Lender"), provided that in the case of a partial assignment, transfer or novation of rights and/or obligations, such assignment, transfer or novation shall be in a minimum amount (in relation to Facility A Commitment or Facility B Commitment) of 5,000,000, or (in relation to Facility C Commitment) $1,000,000 (save that in the case of a partial assignment, transfer or novation by a Facility C Lender of its rights and/or obligations under Facility C to an Affiliate or Related Fund of that Facility C Lender, such assignment, transfer or novation shall be in a minimum amount (in relation to Facility C Commitment) of $500,000.

(b) After the end of the Syndication Period, the prior consent of UPC Distribution is required for any such assignment, transfer or novation (unless to an Affiliate or to a Lender), provided that:

       (i) UPC Distribution's consent must not be unreasonably withheld or delayed;

       (ii) the consent of UPC Distribution to an assignment, transfer or novation must not be withheld solely because the assignment, novation or transfer may result in an increase to the Mandatory Cost;

       (iii) the prior consent of UPC Distribution is not required when (A) the assignment, novation or transfer of a Lender's rights and/or obligations is to an Affiliate or Related Fund of that Lender or
              (B) an Event of Default is outstanding;

       (iv) nothing in this Clause 26.2 restricts the ability of any Lender to enter into any sub-participation or other arrangement with any third party relating to the Finance

              Documents which does not transfer to that third party any obligation and/or legal or equitable interest in any of the rights arising under this Agreement.

(c) A transfer of obligations will be effective only if the obligations are novated in accordance with Clause 26.3 (Procedure for novations).

(d) On each occasion an Existing Lender assigns, transfers or novates any of its rights and/or obligations under this Agreement after the end of the Syndication Period (other than to an Affiliate or Related Fund of that Existing Lender), the New Lender shall, on the date the assignment, transfer and/or novation takes effect, pay to the Facility Agent for its own account a fee of 1,500 (in relation to Facility A, Facility B or Facility C1) or US$3,500 (in relation to Facility C2); provided that, in the case of contemporaneous assignments by a Lender under Facility C2 to more than one fund managed by the same investment adviser (which funds are not then Lenders hereunder), only a single such US$3,500 fee shall be payable for all such contemporaneous assignments.

(e)    An Existing Lender is not responsible to a New Lender for:

       (i) the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document;

       (ii)   the collectability of amounts payable under any Finance Document;
              or

       (iii) the accuracy of any statements (whether written or oral) made in connection with any Finance Document.

(f) Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

       (i) has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

       (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under this Agreement or any Facility A Commitment, Facility B Commitment or Facility C Commitment is in force.

(g)    Nothing in any Finance Document obliges an Existing Lender to:

       (i) accept a re-transfer from a New Lender of any of the rights and/or obligations assigned, transferred or novated under this Clause 26; or

       (ii) support any losses incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under this Agreement or otherwise.

(h) Any reference in this Agreement to a Lender includes a New Lender (to the extent rights have been assigned, transferred or novated to that New Lender and to the extent that obligations have been assumed by the New Lender) but excludes a Lender if no amount is or may be owed to or by it under this Agreement and its Facility A Commitment (if any), Facility B Commitment (if any), and Facility C Commitment (if any) has been cancelled or reduced to nil.

(i) If any assignment, transfer or novation taking effect after the end of the Syndication Period results, or will result by reason of circumstances existing at the time of the assignment, transfer or novation, in additional amounts becoming due under Clause 10 (Tax Gross up and Indemnities) or amounts becoming due under Clause 12 (Increased Costs), the New Lender shall be entitled to receive such additional amounts only to the extent that the Existing Lender would have been so entitled had there been no such assignment, transfer or novation.

(j) Any Facility C Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations under this Agreement or substitute any such pledgee or assignee for such Facility C Lender as a party hereto.

26.3   Procedure for novations

(a)    A novation is effected if:

       (i) the Existing Lender and the New Lender deliver to the Facility Agent a duly completed certificate (a "Novation Certificate"), substantially in the form of Part I of Schedule 5, with, for the purposes of primary syndication of the Facilities or to facilitate novations of Facility C2 Advances (and Facility C2 Commitments, if applicable), such amendments as the Facility Agent approves to achieve a substantially similar effect; and

       (ii) the Facility Agent executes it (which the Facility Agent shall promptly do).

(b) Each Finance Party (other than the Existing Lender and the New Lender) irrevocably authorises the Facility Agent to execute any duly completed Novation Certificate on its behalf if that Novation Certificate effects a novation permitted by Clause 26.2.

(c) To the extent that they are expressed to be the subject of the novation in the Novation Certificate:

       (i) the Existing Lender and the other Parties (the "existing Parties") will be released from their obligations to each other (the "discharged obligations");

       (ii) the New Lender and the existing Parties will assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by the New Lender instead of the Existing Lender;

       (iii) the rights of the Existing Lender against the existing Parties and vice versa (the "discharged rights") will be cancelled;

       (iv) the New Lender and the existing Parties will acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against the New Lender instead of the Existing Lender; and

       (v) the New Lender shall become, by the execution by the Facility Agent of such Novation Certificate, bound by the terms of the Security Deed as if it were an original party thereto as a Senior Beneficiary and shall acquire the same rights and assume the same obligations towards the other parties to the Security Deed as would have been acquired and assumed had the New Lender been an original party to the Security Deed as a Senior Beneficiary, all on the date of execution of the Novation Certificate by the Facility Agent or, if later, the date specified in the Novation Certificate.

(d) If the effective date of a novation is after the date a Request is received by the Facility Agent but before the date the requested Advance is disbursed to the relevant Borrower, the Existing Lender shall be obliged to participate in that Advance in respect of its discharged obligations notwithstanding that novation, and the New Lender shall reimburse the Existing Lender for its participation in that Advance and all interest and fees thereon up to the date of reimbursement (in each case to the extent attributable to the discharged obligations) within three Business Days of the Utilisation Date of that Advance.

26.4   Additional Guarantors

(a)    (i)    Subject to paragraph (b) below, a Subsidiary of UPC Distribution may become an Additional Guarantor by delivering to the Facility
              Agent a Guarantor Accession Agreement, duly executed by that company.

       (ii) A person which becomes the immediate Holding Company of UPC Distribution shall, prior to or contemporaneously with becoming such Holding Company, become an Additional Guarantor by delivering to the Facility Agent a Guarantor Accession Agreement, duly executed by that company.

       (iii) Upon execution and delivery of a Guarantor Accession Agreement and delivery of the documents specified in paragraph (iv) below, the relevant Subsidiary or person referred to in paragraph (i) or (ii) above will become an Additional Guarantor.

       (iv) UPC Distribution shall procure that, at the same time as a Guarantor Accession Agreement is delivered to the Facility Agent, there is also delivered to the Facility Agent all those documents listed in Part II of Schedule 2, in each case in form and substance satisfactory to the Facility Agent (acting reasonably).

       (v) The Guarantor Accession Agreement referred to in (i) above may, with the prior written approval of the Facility Agent, include a limitation of the obligations or liabilities of the relevant Additional Guarantor under Clause 14 where such limitation is required by any applicable law.

(b) UPC Distribution shall procure that the value of the aggregate EBITDA, total assets and total revenues of:

       (i)    the Original Guarantors (other than UPC Holding and UPC Holding
              II) and their respective Subsidiaries as of the Signing Date (as calculated by reference to the relevant financial statements most recently provided under Clause 16.2(a) or (b) (Financial Information)); and

       (ii) the Additional Guarantors (other than any UPC Distribution Holdco) and their respective Subsidiaries as of the date they become Additional Guarantors (as calculated by reference to the financial statements referred to in paragraph 11 of Part II of Schedule 2 (Conditions Precedent Documents) provided under Clause 26.4(a)(iii) in respect of each Additional Guarantor), is equal to or greater than 90 per cent. of the Borrower Group's consolidated EBITDA, total assets and total revenue (as calculated by reference to the relevant financial statements most recently provided under Clause 16.2(a) or (b) (Financial information)), if necessary by procuring that additional Subsidiaries of UPC Distribution become Additional Guarantors.

(c) UPC Distribution represents and warrants to the Finance Parties that it is in compliance with paragraph (b) above as of the Signing Date (all relevant calculations being made by reference to the Original Borrower Group Financial Statements).

(d) After the Signing Date, UPC Distribution shall be in compliance with its obligations under paragraph (b) above if it procures that any of its Subsidiaries which are required to become Additional Guarantors do so within 60 days after the delivery to the Facility Agent of any financial statements delivered under Clause 16.2(a) or (b) (Financial information) which demonstrate that additional Subsidiaries of UPC Distribution are required to be become Additional Guarantors under paragraph (b).

(e) The execution of a Guarantor Accession Agreement constitutes confirmation by the relevant Additional Guarantor that the relevant representations and warranties set out in Clause 15 (Representations and warranties) to be made by it on the date of the Guarantor Accession Agreement are correct, as if made with reference to the facts and circumstances then existing.

26.5   Reference Banks

(a) If a Reference Bank ceases to be a Lender, the Facility Agent shall (after consulting with UPC Distribution) appoint another Lender which is not a Reference Bank to replace that Reference Bank.

(b) After the end of the Syndication Period, UPC Distribution and the Facility Agent may agree to add one or more additional Reference Bank(s) from among the Lenders.

26.6   Register

       The Facility Agent shall maintain at its address referred to in Clause 32.2(b) a copy of each Novation Certificate delivered to and accepted by it and a register of the names and addresses all the Parties including, in the case of Lenders, their Commitments under each Facility, the principal amount of the Advances owing under each Facility to each Lender from time to time and the details of their Facility Office notified to the Facility Agent from time to time, and shall supply any other Party (at that Party's expense) with a copy of the register on request. The entries in such register shall be conclusive and binding for all purposes, absent manifest error, and the Obligors, the Facility Agent and the Lenders shall treat each person whose name is recorded in the register as a Lender hereunder for all purposes of this Agreement.

27.    DISCLOSURE OF INFORMATION

       Any Lender may disclose to any of its Affiliates and any other person:

       (a) to (or through) whom that Lender assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under this Agreement;

       (b) with (or through) whom that Lender enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, this Agreement or any Obligor; or

       (c) to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation,

       any information about any Obligor, the Borrower Group and the Finance Documents as that Lender shall consider appropriate (acting reasonably) if, in relation to paragraphs (a) and (b) above, the person to whom the information is to be given has entered into a Confidentiality Undertaking.

28.    SET-OFF

28.1   Contractual set-off

       A Finance Party may set off any matured obligation owed by an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

28.2   Set-off not mandatory

       No Finance Party shall be obliged to exercise any right given to it by Clause 28.1 (Contractual set-off).

28.3   Notice of set-off

       Any Finance Party exercising its rights under Clause 28.1 (Contractual set-off) shall notify the relevant Obligor promptly after set-off is applied.

29.    PRO RATA SHARING

29.1   Redistribution

       If any amount owing by an Obligor under any Finance Document to a Finance Party (the "recovering Finance Party") is discharged by payment, set-off or any other manner other than through the Facility Agent in accordance with Clause 9 (Payments) (a "recovery"), then:

       (a) the recovering Finance Party shall, within three Business Days, notify details of the recovery to the Facility Agent;

       (b) the Facility Agent shall determine whether the recovery is in excess of the amount which the recovering Finance Party would have received had the recovery been received by the Facility Agent and distributed in accordance with Clause 9 (Payments);

       (c) subject to Clause 29.3 (Exceptions), the recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the "redistribution") equal to the excess;

       (d) the Facility Agent shall treat the redistribution as if it were a payment by the Obligor concerned under Clause 9 (Payments) and shall pay the redistribution to the Finance Parties (other than the recovering Finance Party) in accordance with Clause 9.7 (Partial payments); and

       (e) after payment of the full redistribution, the recovering Finance Party will be subrogated to the portion of the claims paid under paragraph (d) above, and that Obligor will owe the recovering Finance Party a debt which is equal to the redistribution, immediately payable and of the type originally discharged.

29.2   Reversal of redistribution

       If under Clause 29.1 (Redistribution):

       (a) a recovering Finance Party must subsequently return a recovery, or an amount measured by reference to a recovery, to an Obligor; and

       (b) the recovering Finance Party has paid a redistribution in relation to that recovery,

       each Finance Party shall, within three Business Days of demand by the recovering Finance Party through the Facility Agent, reimburse the recovering Finance Party all or the appropriate portion of the redistribution paid to that Finance Party. Thereupon the subrogation in Clause 29.1(e) (redistribution) will operate in reverse to the extent of the reimbursement.

       Each Finance Party agrees with the Facility Agent that it will comply with any notice given to it by the Facility Agent under this Clause 29.2.

29.3   Exceptions

(a) A recovering Finance Party need not pay a redistribution to the extent that it would not, after the payment, have a valid claim against the Obligor concerned in the amount of the redistribution pursuant to Clause 29.1(e) (Redistribution).

(b) A recovering Finance Party is not obliged to share with any other Finance Party any amount which the recovering Finance Party has received or recovered as a result of taking legal proceedings, if the other Finance Party had an opportunity to participate in those legal proceedings but did not do so and did not take separate legal proceedings.

30.    SEVERABILITY

       If a provision of any Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

       (a) the legality, validity or enforceability in that jurisdiction of any other provision of the Finance Documents; or

       (b) the legality, validity or enforceability in other jurisdictions of that or any other provision of the Finance Documents.

31.    COUNTERPARTS

       This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

32.    NOTICES

32.1   Giving of notices

       All notices or other communications under or in connection with this Agreement shall be given in writing and, unless stated, may be made by letter, telex or facsimile or (to the extent that (i) the relevant Party has specified such an address pursuant to Clause 32.2 (Addresses for notices) and (ii) such notice or communication is not required to be signed by an Authorised Signatory, other officer or board of the relevant entity and the form of such notice or communication does not provide for signature by an Authorised Signatory, other officer or board of the relevant entity) by e-mail. Any such notice will be deemed to be given as follows:

       (a)  if by letter, when delivered personally or on actual receipt; and

       (b)  if by facsimile or e-mail, when received in legible form.

       However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

32.2   Addresses for notices

(a) The address and facsimile number and (if so specified) e-mail address of each Party (other than the Facility Agent and the Borrowers) for all notices under or in connection with this Agreement are:

       (i) that notified by that Party for this purpose to the Facility Agent on or before it becomes a Party; or

       (ii) any other notified by that Party for this purpose to the Facility Agent by not less than five Business Days' notice.

(b) The address, facsimile numbers and e-mail address of the Facility Agent and the Security Agent are:

       TD Bank Europe Limited
       Triton Court
       14/18 Finsbury Square
       London EC2A 1DB

       Contact:    Manager - Credit Administration

       Facsimile:  020 7638 2551

       E-mail:    payned@tdsec.co.uk and mcphes@tdsec.co.uk
                  ------------------     ------------------

       Toronto Dominion (Texas), Inc.,


       909 Fannin Street, Suite 1700
       Houston, Texas 77010

       Attention:  Jano Mott
                   Vice President

       Facsimile:  001 713 951 9921

       Email:      mottj@tdusa.com

       or such other as the Facility Agent may notify to the other Parties by not less than five Business Days' notice.

(c)    The address, facsimile numbers and e-mail address of each Borrower are:

       UPC Distribution Holding B.V.
       Beech Avenue 100
       1119 PW Schiphol Rijk
       Postbus 74763
       1070 BT Amsterdam


       Contact:    Joe Katz

       Facsimile:  +31 207789 861; and

       E-mail:     jkatz@upccorp.com

       UPC Financing Partnership
       c/o UPC Distribution


       Contact:    Joe Katz

       Facsimile:  +31 207789 861,

       E-mail:     jkatz@upccorp.com

       or such other as the relevant Borrower may notify to the other Parties by not less than five Business Days' notice.

(d) The Facility Agent shall, promptly upon request from any Party, give to that Party the address, facsimile number or e-mail address (if applicable) of any other Party applicable at the time for the purposes of this Clause 32.

33.    LANGUAGE

(a) Any notice given under or in connection with any Finance Document shall be in English.

(b) All other documents provided under or in connection with any Finance Document shall be:

       (i)  in English; or

       (ii) if not in English and the Facility Agent so requests, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

34.  JURISDICTION

34.1 Submission

     For the benefit of each Finance Party, each Obligor agrees that the courts of England have jurisdiction to settle any disputes in connection with any Finance Document (other than any Security Document expressed to be governed by laws other than the laws of England) and accordingly submits to the jurisdiction of the English courts.

34.2 Service of process

     Without prejudice to any other mode of service, each Obligor which is not incorporated in England and Wales:

     (a) irrevocably appoints HRO Registers Ltd., Heathcoat House, 20 Saville Row, London as its agent for service of process relating to any proceedings before the English courts in connection with any Finance Document;

     (b) agrees to maintain an agent for service of process in England until all Facility A Commitments, Facility B Commitments and Facility C Commitments have terminated and the Advances and all other amounts payable under the Finance Documents have been finally, irrevocably and indefeasibly repaid in full;

     (c) agrees that failure by a process agent to notify the Obligor of the process will not invalidate the proceedings concerned;

     (d) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being applying under Clause 32.2 (Addresses for notices); and

     (e)  agrees that if the appointment of any person mentioned in paragraph
          (a) above ceases to be effective, the relevant Obligor shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within 15 days, the Facility Agent is entitled and authorised to appoint a process agent for the Obligor by notice to the Obligor.

34.3 Forum convenience and enforcement abroad

     Each Obligor:

     (a) waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with a Finance Document; and

     (b) agrees that a judgment or order of an English court in connection with a Finance Document is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

34.4 Non-exclusivity

     Nothing in this Clause 34 limits the right of a Finance Party to bring proceedings against an Obligor in connection with any Finance Document:

     (a)  in any other court of competent jurisdiction; or

     (b)  concurrently in more than one jurisdiction.

35.  WAIVER OR IMMUNITY

     Each Obligor irrevocably and unconditionally:

     (a) agrees that if a Finance Party brings proceedings against it or its assets in relation to a Finance Document, no immunity from those proceedings (including, without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) will be claimed by or on behalf of itself or with respect to its assets;

     (b) waives any such right of immunity which it or its assets now has or may subsequently acquire; and

     (c) consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with those proceedings, including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in those proceedings.

36.  GOVERNING LAW

     This Agreement is governed by and construed in accordance with English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                  SCHEDULE 1

                                    PART I

                              ORIGINAL GUARANTORS

Name                                               Address

UPC Financing Partnership                          4643 South Ulster Street
                                                   Suite 1300
                                                   Denver, Co 80237
                                                   United States

UPC Distribution Holding B.V.                      Beech Avenue 100
                                                   1119 PW Schiphol Rijk
                                                   Postbus 74763
                                                   1070 BT Amsterdam
                                                   The Netherlands

UPC Holding II B.V.                                Beech Avenue 100
                                                   1119 PW Schiphol Rijk
                                                   Postbus 74763
                                                   1070 BT Amsterdam
                                                   The Netherlands

UPC Holding B.V.                                   Beech Avenue 100
                                                   1119 PW Schiphol Rijk
                                                   Postbus 74763
                                                   1070 BT Amsterdam
                                                   The Netherlands

UPC France Holding B.V                             Beech Avenue 100
                                                   1119 PW Schiphol Rijk
                                                   Postbus 74763
                                                   1070 BT Amsterdam
                                                   The Netherlands

UPC Scandinavia Holding B.V.                       Beech Avenue 100
                                                   1119 PW Schiphol Rijk
                                                   Postbus 74763
                                                   1070 BT Amsterdam
                                                   The Netherlands

                                    PART II

                       ORIGINAL LENDERS AND COMMITMENTS

                       Facility A             Facility B              Facility C1           Facility C2
Lender                 Commitments            Commitments             Commitments           Commitments

                         (Euro)                  (Euro)                  (Euro)                 (US$)
The Chase             102,857,145             377,142,855
Manhattan Bank

The Toronto-          102,857,145             377,142,855
Dominion Bank

Toronto Dominion                                                                            295,400,000
(Texas), Inc.,

ABN AMRO Bank          37,500,000             137,500,000
N.V.

BNP Paribas,           37,500,000             137,500,000
Belgian Branch

CIBC World             37,500,000             137,500,000
Markets plc

Credit Lyonnais        37,500,000             137,500,000
S.A.

Fortis Bank            37,500,000             137,500,000
(Nederland) N.V.

N.B. International     37,500,000             137,500,000
Finance B.V.

The Royal Bank         37,500,000             137,500,000
of Scotland plc

Abbey National          7,500,000              27,500,000               5,000,000
Treasury Services
plc

Lehman                                                                                        5,000,000
Commercial Paper
Inc

                         Facility A               Facility B              Facility C1           Facility C2
Lender                   Commitments              Commitments             Commitments           Commitments

                           (Euro)                   (Euro)                  (Euro)                (US$)
Banca                     21,428,571               78,571,429
Commerciale
Italiana S.p.A.

Bear Stearns              21,428,571               78,571,429
Corporate
Lending Inc.

Citibank, N.A.            21,428,571               78,571,429

Credit Suisse             10,714,286               39,285,714              50,000,000
First Boston

Daimler Chrysler           6,428,571               23,571,429              10,000,000
Capital Services
(Debis)

DLJ Capital               21,428,571               78,571,429
Funding, Inc.

Dresdner Bank             17,142,857               62,857,143
AG, London
Branch

Goldman Sachs             21,428,571               78,571,429
Credit Partners,
L.P.

Goldman Sachs                                                                                   8,000,000
Credit Partners,
L.P.

The Govenor and           17,142,857               62,857,143
Company of the
Bank of Scotland

Harbourmaster                                                              15,000,000
Loan Corporation
B.V.

                                      133

                             Facility A              Facility B                Facility C1              Facility C2
Lender                       Commitments             Commitments               Commitments              Commitments
                               (Euro)                  (Euro)                    (Euro)                    (US$)
IBM Nederland                3,214,286                 11,785,714
Financieringen
B.V.

ING Bank N.V.               21,428,571                 78,571,429

Eurocredit CDO I,                                                                15,000,000
B.V. and
Eurocredit CDO II,
B.V.

KBC Bank NV                  5,357,143                 19,642,857

Merrill Lynch               21,428,571                 78,571,429
Capital
Corporation

Debt Strategies                                                                                            820,000
Fund III, Inc.

Debt Strategies                                                                                          4,200,000
Fund II, Inc.

Debt Strategies                                                                                          1,800,000
Fund, Inc.

Senior High                                                                                              3,180,000
Income
Portfolio, Inc.

Morgan Stanley              21,428,571                 78,571,429
Senior Funding,
Inc.

Oppenheimer                                                                                              4,100,000
Senior Floating
Rate Fund

Scotiabank Europe           21,428,571                 78,571,429
plc

Van Kampen Prime                                                                                        15,000,000
Rate Income Trust

                        Facility A              Facility B                Facility C1             Facility C2
Lender                 Commitments             Commitments                Commitments             Commitments
                         (Euro)                   (Euro)                     (Euro)                  (US$)
Van Kampen Senior                                                                                  10,000,000
Income Trust

UBS AG, London          21,428,571              78,571,429
Branch

                   -----------------     -------------------         ----------------          --------------

Total              (Euro)750,000,000     (Euro)2,750,000,000         (Euro)95,000,000          US$347,500,000

                                  SCHEDULE 2

                        CONDITIONS PRECEDENT DOCUMENTS

                                    PART I

                   TO BE DELIVERED BEFORE THE FIRST ADVANCE


1.   Constitutional Documents

     A copy of the memorandum and articles of association and certificate of incorporation of each Obligor (other than the US Borrower) and the partnership agreement in relation to the US Borrower.

2.   Authorisations

(a) A copy of an extract of a resolution of the board of directors (or equivalent) of each Obligor:

     (i) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party (including, in the case of each Guarantor, the giving of the guarantee under Clause 14) and resolving that it execute and, where applicable, deliver the Finance Documents;

     (ii) authorising a specified person or persons to execute and, where applicable, deliver the Finance Documents to which it is a party on its behalf; and

     (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including Requests) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party;

(b) a specimen of the signature of each person authorised by the resolutions referred to in paragraph (a) above;

(c) certificate of an authorised signatory of each of UPC Distribution and the US Borrower respectively certifying that each copy of the documents specified in Part I of this Schedule 2 and supplied by UPC Distribution or the US Borrower (as the case may be) is a true copy and in full force and effect as at a date no earlier than the Signing Date; and

(d) Evidence that all of the requirements of Section 25 of the Netherlands Works Council Act (Wet op de Ondernemingsraden) in connection with the transactions contemplated by the Finance Documents have been complied with.

3.   Legal opinions

(a)  Legal opinions of:

     (i) Allen & Overy, London, Amsterdam and New York, legal advisers to the Lead Arrangers;

     (ii)   Loeff Claeys Verbeke, Brussels, legal advisers to the Lead
            Arrangers;

     (iii)  Vinge KB, Stockholm, legal advisers to the Lead Arrangers;

     (iv) Wiersholm, Mellbye & Bech, Oslo, legal advisers to the Lead Arrangers.

(b) Legal opinion of Holme Roberts & Owen LLP, legal advisers to the Borrowers, addressed to the Finance Parties and confirming that the Facility will not cause any default under the existing high yield indentures of UPC or UGC.

4.   Existing Financial Indebtedness

     Evidence that:

     (a) all availability under the facility agreements or other documentation relating to any Financial Indebtedness ("Relevant Financial Indebtedness") described in Schedule 9 (Relevant Financial Indebtedness) has irrevocably been cancelled in full or will be irrevocably cancelled in full as at the first Utilisation Date;

     (b) all indebtedness under such facility agreements or other documentation relating to any Relevant Financial Indebtedness has been repaid in full or will be repaid in full upon the making of the first Advance;

     (c) all letters of credit and guarantees and similar instruments issued under such facility agreements or other documentation relating to any Relevant Financial Indebtedness have been cancelled and that no cash collateral is held by the relevant issuing banks in respect of those instruments (or that the foregoing will be achieved upon the making of the first Advance); and

     (d) all Security Interests described in Schedule 8 (Relevant Security Interests) have been released (or will be released upon the making of the first Advance) and that all parties with an interest in such Security Interests have consented to such release.

5.   Capital and corporate structure

(a) A certificate from a director of UPC Distribution addressed to the Finance Parties confirming that as at the first Utilisation Date (following the first Utilisation hereunder) there will be no Subordinated Shareholder Loans outstanding from the Borrower Group to any Subordinated Creditors other than Subordinated Shareholder Loans owing by UPC Distribution to UPC Holdco in a principal amount of not less than 1,400,000,000.

(b) Evidence as to the capital and corporate structure of the Borrower Group as at the first Utilisation Date, such structure being consistent with the description set out in Part II of Schedule 10 (Borrower Group Structures).

6.   Finance Documents

(a) The Security Documents listed in Schedule 7 (Security Documents) duly executed by all parties thereto.

(b)  The Security Deed duly executed by all parties thereto.

(c) All relevant notices of security required to be delivered under any Security Document together with acknowledgements of such notices, in each case in the form required by the relevant Security Document.

(d) Delivery to the Security Agent of share certificates and duly completed blank stock transfer forms (or equivalent) in respect of all shares or partnership interests (as applicable) subject to the Security Documents listed in Schedule 7 (Security Documents).

(e) UCC-1 Financing Statements duly executed by each of UPC Holding and UPC Holding II.

(f) Completion of all other steps specified by the Security Agent as being necessary to perfect the Security Interests intended to be created by the Security Documents listed in Schedule 7 (Security Documents).

(g)  Syndication Letter duly executed by all parties thereto.

(h) Guarantor Accession Agreements duly executed by each of UPC Nederland N.V., Stipdon Investments B.V. and Cable Networks Austria Holding B.V..

7.   Financial information

(a) Audited consolidated financial statements for UPC for the financial year ending 31st December, 1999.

(b) The Original Borrower Group Financial Statements, together with the financial statements of the Borrower Group for the Accounting Period ended 30th June, 2000.

(c)  The Consultant's Report.

(d) A certificate from a director of UPC Distribution confirming that as at the first Utilisation Date (following the first Utilisation) Borrower Group Capitalisation will be equal to the figure specified in Clause 17.2(h).

8.   Other documents

(a)  Copies of the Material Contracts listed in Schedule 11 (Material
     Contracts).

(b) A copy of (and of all applications for) any and all approvals, consents, licences, exemptions and other requirements of governmental and other authorities required for the entering into or performance of the Finance Documents to be entered into on or about the Signing Date by each party.

(c) Restricted Person's Framework Agreement and Obligors' Framework Agreement, in each case duly executed by all parties thereto.

                                    PART II

                  TO BE DELIVERED BY AN ADDITIONAL GUARANTOR


1. A Guarantor Accession Agreement, duly executed as a deed (or using any equivalent necessary formality, in the case of an Additional Guarantor incorporated outside the United Kingdom) by the Additional Guarantor.

2. In the case of an Additional Guarantor (other than any UPC Distribution Holdco), a pledge over all the issued shares of the Additional Guarantor owned by any member of the Borrower Group in substantially the same form as a share pledge already granted to the Security Agent over shares of another Obligor incorporated in the same jurisdiction as the Additional Guarantor or in such other form as the Security Agent may reasonably require, together with a Security Provider's Deed of Accession executed by such member of the Borrower Group, such notices and other documents as the Security Agent may require to perfect such share pledge.

3.   Details of:

     (a) (in the case of an Additional Guarantor, other than any UPC Distribution Holdco) all material receivables (aggregating 10,000,000 (or its equivalent in other currencies) or more) which are owed to the Additional Guarantor by chello broadband N.V. or Priority Telecom N.V.;

     (b) (in the case of, an Additional Guarantor, other than UPC Distribution Holdco) all intercompany loans owed to the Additional Guarantor by any member of the Borrower Group, together with an Obligor Pledge of Shareholder Loans executed by the Additional Guarantor in respect of such intercompany loans and the other documents referred to in Clause 16.14(a) (Restrictions on Financial Indebtedness); and

     (c) where the Additional Guarantor will become a UPC Distribution Holdco at the same time as, or after, it becomes an Additional Guarantor, details of all Financial Indebtedness owing to the Additional Guarantor by any member of the Borrower Group, together with a Pledge of Subordinated Shareholder Loans executed by the Additional Guarantor in respect of such Financial Indebtedness and the other documents referred to in Clause 16.25(a) (Shareholder Loans).

     (d) (in the case of an Additional Guarantor, other than any UPC Distribution Holdco) all Financial Indebtedness owing by the Additional Guarantor to any Restricted Person, together with a Pledge of Subordinated Shareholder Loans executed by the relevant Restricted Person(s) (if any) in respect of such Financial Indebtedness and the other documents referred to in Clause 16.25(a) (Shareholder Loans).

4. A pledge over such of the receivables referred to in paragraph 3(a) above (in the case of an Additional Guarantor, other than any UPC Distribution Holdco) as in the opinion of the Security Agent is necessary to maintain the coverage of the Security Documents over such receivables owed to the Borrower Group on a basis consistent with Clause 16.26 (Further Security over receivables) in substantially the same form as a receivables pledge already granted to the Security Agent (i) by a member of the Borrower Group incorporated in the same jurisdiction as the Additional Guarantor or (ii) in respect of receivables located in the same jurisdiction as the relevant receivables or (iii) in such other form as the Security Agent may reasonably request, together with all such notices and other documents as the Security Agent may require to perfect the receivables pledge.

5. A copy of the memorandum and articles of association and certificate of incorporation (or other equivalent constitutional documents) of the Additional Guarantor (and any Subsidiary of the Additional Guarantor (a "Relevant Subsidiary"), the issued shares of which are to be subject to a share pledge referred to in paragraph 6 below).

6. (a) Where the Additional Guarantor will become a UPC Distribution Holdco at the same time as, or after, it becomes an Additional Guarantor, a pledge over all the issued shares of UPC Distribution substantially in the same form as a share pledge already granted to the Security Agent over shares of UPC Distribution or in such other form as the Security Agent may reasonable require, together with such notices and other documents as the Security Agent may require to perfect such share pledge.

     (b) In the case of an Additional Guarantor (other than New UPC Distribution Holdco), Stipdon Investments B.V., Cable Networks Austria Holding B.V. or UPC Nederland N.V., a pledge over all the issued shares of any Subsidiary (a "Relevant Subsidiary") of the Additional Guarantor (other than shares not owned by the Additional Guarantor or any Subsidiary of the Additional Guarantor) if in the opinion of the Security Agent such pledge is necessary to maintain the coverage of the Security Documents over shares in Obligors (other than UPC Holding and any other UPC Distribution Holdco) or other key members of the Borrower Group (being holding companies in respect of one or more members of the Borrower Group which carry on business in a particular jurisdiction). Such share pledge shall be in substantially the same form as a Share Pledge already granted to the Security Agent over shares in a person incorporated in the same jurisdiction as the Relevant Subsidiary or in such other form as the Security Agent may reasonably require, together with such notices and other documents as the Security Agent may require to perfect such pledge.

7.   A copy of a resolution of the board of directors of the Additional
     Guarantor:

     (a) approving the terms of, and the transactions contemplated by, the Guarantor Accession Agreement (and any relevant Security Document referred to in paragraphs 2, 3, 4 or 6 above (each an "Additional Security Document") resolving that it execute the Guarantor Accession Agreement (and each Additional Security Document);

     (b) authorising a specified person or persons to execute the Guarantor Accession Agreement and each Additional Security Document; and

     (c) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents to be signed and/or despatched by it under or in connection with the Finance Documents.

8. A copy of any other authorisation or other document, opinion or assurance which the Facility Agent reasonably considers to be necessary in connection with the entry into and performance of, and the transactions contemplated by, the Guarantor Accession Agreement or any Additional Security Document.

9. A specimen of the signature of each person authorised by the resolution referred to in paragraph 7 above.

10. A certificate of an authorised signatory of the Additional Guarantor certifying that each copy of the documents specified in Part II of this
     Schedule 2 and provided by it is a true copy and in full force and effect as at a date no earlier than the date of the Guarantor Accession Agreement (and, in the case of an Additional Guarantor other than any UPC Distribution Holdco, if required by the Facility Agent, a certificate of each Relevant Subsidiary in respect of each copy of the documents provided by it in accordance with the provisions of Part II of Schedule 2).

11. A copy of the latest financial statements (audited, if available) of the Additional Guarantor.

12. A legal opinion of legal advisers to the Facility Agent, and, if applicable, other lawyers approved by the Facility Agent in the place of incorporation of the Additional Guarantor (and/or each Relevant Subsidiary) addressed to the Finance Parties.

13. All other notices, documents and other steps required to perfect the security constituted by each Additional Security Document (including, without limitation, accession to, or entry into (as the case may be), by:

     (a) the relevant Additional Guarantor (and any member of the Borrower Group which is an intercompany debtor in respect of the Additional Guarantor) of an Obligors' Framework Agreement; or

     (b) as the case may be, the relevant Restricted Person referred to paragraph 3(d) above (and the Additional Guarantor) of a Restricted Person's Framework Agreement.

                                   SCHEDULE 3

                            MANDATORY COST FORMULAE


1. The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Interest Period (or as soon as possible thereafter) the Facility Agent shall calculate, as a percentage rate, the arithmetic mean (rounded up, if necessary, to four decimal places) of the respective rates notified by each Reference Bank to the Facility Agent at its request as the rate resulting from the application of the formulae set out in paragraphs 3 and 4 below (the "Additional Cost Rate").

3. The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be calculated in accordance with paragraph 2 above by reference to the percentage rate notified by each Reference Bank to the Facility Agent as the cost of complying with the minimum reserve requirements of the European Central Bank.

4. The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated in accordance with paragraph 2 above as follows:

     (a)  in relation to a Sterling Advance:

          AB+C(B-D)+Ex0.01
          ----------------per cent. per annum
              100-(A+C)

     (b)  in relation to an Advance in any currency other than sterling:

          EX0.01
          ------per cent. per annum.
           300

     Where:

     A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Reference Bank is from time to time required to maintain as an interest-free cash ratio deposit with the Bank of England to comply with cash ratio requirements;

     B is the percentage rate of interest (excluding the Margin and the Mandatory Cost) payable for the relevant Interest Period on the Advance;

     C is the percentage (if any) of Eligible Liabilities which that Reference Bank is required from time to time to maintain as interest-bearing Special Deposits with the Bank of England;

     D is the percentage rate per annum payable by the Bank of England to the Facility Agent on interest-bearing Special Deposits;

     E is the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per (Pounds)1,000,000 of the Fee Base of that Reference Bank.

5.   For the purposes of this Schedule:

     (a) "Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

     (b) "Fees Regulations" means the Banking Supervision (Fees) Regulations 1999 or such other law or regulation as may be in force from time to time in respect of the payment of fees for banking supervision; and

     (c) "Fee Base" has the meaning given to it, and will be calculated in accordance with, the Fees Regulations.

6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7. Each Reference Bank shall use reasonable endeavours to supply to the Facility Agent on request the percentage rate per annum so calculated by it on any date. If any Reference Bank does not do so on request of the Facility Agent, the Facility Agent shall determine the relevant Mandatory Costs on the basis of the quotation supplied by the remaining Reference Banks. If no, or only one, Reference Bank supplies a quotation on request of the Facility Agent, then the Mandatory Costs will be the percentage rate per annum stated by the Facility Agent to be the Additional Cost Rate applicable to it.

8. The Facility Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Reference Bank pursuant to paragraph 3 above is true and correct in all respects.

9. Any determination by the Facility Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

10. The Facility Agent may from time to time, after consultation with UPC Distribution and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

                                  SCHEDULE 4

                    FORM OF REQUEST AND CANCELLATION NOTICE

                                    PART I

                                FORM OF REQUEST


To:            [                 ]

Attention:     [          ]

From:          [Borrower]                         Date: [         ]

                               REQUEST (ADVANCE)
     UPC Distribution Holding B.V. - (Euro)3,500,000,000 and US$347,500,000 and
95,000,000 Term and Revolving Credit Agreement dated [                ], 2000

Dear Sirs,

We hereby give you notice pursuant to Clause 5.1 (Delivery of Request) of the above Credit Agreement that we require an Advance to be made to that Borrower under the Credit Agreement, as follows:

(a)  Facility:          [A, B, C1 or C2]

(b)  Utilisation Date:  [                 ]

(c)  Requested Amount:  [                 ]

(d)  Currency:          [                   ]

(e)  Interest Period:   [                   ]

Payment instructions with respect to the proceeds of the Advance to be made in
relation to this Request are as follows: [             ].

We confirm that each condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Request.

Terms used in this Request and defined in the Credit Agreement have the same meaning in this Request as in the Credit Agreement.

                           Yours faithfully

                        [Authorised Signatory]

                              [Borrower]

                                    PART II

                 FORM OF CANCELLATION AND/OR PREPAYMENT NOTICE


To:    [   ] as Facility Agent

From:  [BORROWER]

                                                                Date:  [       ]

     UPC Distribution Holding B.V. - (Euro)3,500,000,000 and US$347,500,000 and
95,000,000 Term and Revolving Credit Agreement dated [                ], 2000


1. [We wish to cancel a portion of Total Facility A Commitments* and/or* Total Facility B Commitments* and/or* Total Facility C Commitments* in the following amounts:

       Cancellation:

       Total Facility A Commitments:   [       ]*

       Total Facility B Commitments:   [       ]*

       Total Facility C1 Commitments:  [       ]*

       Total Facility C2 Commitments:  [       ]*

                                      OR

       [We wish to prepay the whole or part of the following Advances which are to be applied against the Facilities in the following order:

(a)    Facilities:

       Facility A Advance:   [          ]*

       Facility B Advance:   [          ]*

       Facility C1 Advance:  [          ]*

       Facility C2 Advance:  [          ]*


(b)    Application of Advance[s]:

       Facility A:     [          ]*
______________________
*      Delete as appropriate.

       Facility B:     [          ]*

       Facility C1:    [          ]*

       Facility C2:    [          ]*

2. Terms defined in the above Credit Agreement have the same meaning in this notice.

[By:

[BORROWER]
Authorised Signatory

                                  SCHEDULE 5

                         FORMS OF ACCESSION DOCUMENTS

                                    PART I

                             NOVATION CERTIFICATE


To:    [   ] as Facility Agent

From:  [THE EXISTING LENDER] and [THE NEW LENDER]                 Date: [      ]

     UPC Distribution Holding B.V. - (Euro)3,500,000,000 and US$347,500,000 and
95,000,000 Term and Revolving Credit Agreement dated [                ], 2000

We refer to Clause 26.3 (Procedure for novations) of the Credit Agreement and Clause 9.3 (Transfers by the Lenders) of the Security Deed]. Terms defined in the Credit Agreement have the same meaning in this Novation Certificate.

1.     We [    ] (the "Existing Lender") and [     ] (the "New Lender") agree
       to the Existing Lender and the New Lender novating all the Existing Lender's rights and obligations referred to in the Schedule in accordance with Clause 26.3 (Procedure for novations) of the Credit Agreement and Clause 9.3 (Transfers by the Lenders) of the Security Deed].

2. The specified date for the purposes of Clause 26.3(c) (Procedure for novations) is [date of novation].

3. The Facility Office and address for notices of the New Lender for the purposes of Clause 32.2 (Addresses for notices) are set out in the Schedule.

4.     This Novation Certificate is governed by English law.


                                 THE SCHEDULE

                     Rights and obligations to be novated

[Details of the rights and obligations of the Existing Lender to be novated.]

[New Lender]

[Facility Office                  Address for notices]
[Existing Lender]                 [New Lender]                       [        ]
By:                               By:                                By:
Date:                             Date:                              Date:

                                    PART II

                         GUARANTOR ACCESSION AGREEMENT


To:    [   ] as Facility Agent and [     ] as Security Agent

From:  [PROPOSED GUARANTOR]

                                                                  Date: [      ]

     UPC Distribution Holding B.V. -(Euro) 3,500,000,000 and US$347,500,000 and
95,000,000 Term and Revolving Credit Agreement dated [                ], 2000

We refer to Clause 26.4 (Additional Guarantors). Terms defined in the Credit Agreement have the same meaning in this Deed.

We, [name of company] of [Registered Office] (Registered no. [         ]) agree:

(a) to become an Additional Guarantor and to be bound by the terms of the Credit Agreement as an Additional Guarantor in accordance with Clause
       26.4 (Additional Guarantors); and

(b) to become a party to the Security Deed as a Charging Entity and to observe, perform and be bound by the terms and provisions of the Security Deed in the capacity of a Charging Entity in accordance with Clause 9.6 (Charging Entities) of the Security Deed.

Our address for notices for the purposes of Clause 32.2 (Addresses for notices) is:

[




                         ]

This Deed is governed by English law.



Executed as a deed by    )  Director

[PROPOSED GUARANTOR]     )

acting by                )  Director/Secretary

and                      )

                                  SCHEDULE 6

                    FORM OF LMA CONFIDENTIALITY UNDERTAKING

                    LMA CONFIDENTIALITY LETTER (PURCHASER)
                        [Letterhead of Existing Lender]


To:

====================================================
                                                     [insert name of New Lender]





====================================================


Re:              The Facility

====================================================
 Borrowers:
 Amount:
 Agent:

====================================================


Dear Sirs

We understand that you are considering participating in the Facility. In consideration of us agreeing to make available to you certain information, by your signature of a copy of this letter you agree as follows:

1.     Confidentiality Undertaking You undertake:

(a) to keep the Confidential Information confidential and not to disclose it to anyone except as provided for by paragraph 2 below and to ensure that the Confidential Information is protected with security measures and a degree of care that would apply to your own confidential information;

(b) to keep confidential and not disclose to anyone the fact that the Confidential Information has been made available or that discussions or negotiations are taking place or have taken place between us in connection with the Facility;

(c)    to use the Confidential Information only for the Permitted Purpose;

(d) to use all reasonable endeavours to ensure that any person to whom we pass any Confidential Information (unless disclosed under paragraph 2(b) below) acknowledges and complies with the provisions of this letter as if that person were also a party to it; and

(e) not to make enquiries of any member of the Borrower Group or any of their officers, directors, employees or professional advisers relating directly or indirectly to the Facility.

2.     Permitted Disclosure We agree that you may disclose Confidential
       Information:

       (a) to members of the Participant Group and their officers, directors, employees and professional advisers to the extent necessary for the Permitted Purpose and to any auditors of members of the Participant Group;

       (b) (i) where requested or required by any court of competent jurisdiction or any competent judicial, governmental, supervisory or regulatory body, (ii) where required by the rules of any stock exchange on which the shares or other securities of any member of the Participant Group are listed or (iii) where required by the laws or regulations of any country with jurisdiction over the affairs of any member of the Participant Group.

       (c)  with the prior written consent of us and the Borrower.


3. Notification of Required or Unauthorised Disclosure You agree (to the extent permitted by law) to inform us of the full circumstances of any disclosure under paragraph 2(b) or upon becoming aware that Confidential Information has been disclosed in breach of this letter.

4. Return of Copies If we so request in writing, you shall return all Confidential Information supplied to you by us and destroy or permanently erase all copies of Confidential Information made by you and use all reasonable endeavours to ensure that anyone to whom you have supplied any Confidential Information destroys or permanently erases such Confidential Information and any copies made by them, in each case save to the extent that you or the recipients are required to retain any such Confidential Information by any applicable law, rule or regulation or by any competent judicial, governmental, supervisory or regulatory body or in accordance with internal policy, or where the Confidential Information has been disclosed under paragraph 2 (b) above.

5. Continuing Obligations The obligations in this letter are continuing and, in particular, shall survive the termination of any discussions or negotiations between you and us. Notwithstanding the previous sentence, the obligations in this letter shall cease (a) if you become a party to or otherwise acquire (by assignment or sub-participation) an interest, direct or indirect, in the Facility or (b) twelve months after we have returned all Confidential Information supplied to you by us and destroyed or permanently erased all copies of Confidential Information made by you (other than any such Confidential Information or copies which have been disclosed under paragraph 2 above (other than sub-paragraph 2(a)) or which, pursuant to paragraph 4 above, are not required to be returned or destroyed).

6. No Representation; Consequences of Breach, etc You acknowledge and agree that:

       (a) neither we nor any of our officers, employees or advisers (each a "Relevant Person") (i) make any representation or warranty, express or implied, as to, or assume any responsibility for, the accuracy, reliability or completeness of any of the Confidential Information or any other information supplied by us or any member of the Borrower Group or the assumptions on which it is based or (ii) shall be under any obligation to update or correct any inaccuracy in the Confidential Information or any other information supplied by us or any member of the Borrower Group or be otherwise liable to you or any other person in respect to the Confidential Information or any such information; and

       (b) we or members of the Borrower Group may be irreparably harmed by the breach of the terms of this letter and damages may not be an adequate remedy; each Relevant Person or member of the Borrower Group may be granted an injunction or specific performance for any threatened or actual breach of the provisions of this letter by you.

7. No Waiver; Amendments, etc. This letter sets out the full extent of our obligations of confidentiality owed to us in relation to the information the subject of this letter. No failure or delay in exercising any right, power or privilege under this letter will operate as a waiver thereof nor will any single or partial exercise of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privileges under this letter. The terms of this letter and your obligations under this letter may only be amended or modified by written agreement between us.

8. Inside Information We acknowledge that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation relating to insider dealing and you undertake not to use any Confidential Information for any unlawful purpose.

9. Nature of Undertakings The undertakings given by you under this letter are given to us and (without implying any fiduciary obligations on our part) are also given for the benefit of the Borrower and each other member of the Borrower Group.

11.    Third party rights

       (a) Subject to paragraph 6 and paragraph 9 the terms of this letter may be enforced and relied upon only by you and us and the operation of the Contracts (Rights of Third Parties) Act 1999 is excluded.

       (b) Notwithstanding any provisions of this letter, the parties to this letter do not require the consent of any Relevant Person or any member of the Borrower Group to rescind or vary this letter at any time.

1. Governing Law and Jurisdiction This letter (including the agreement constituted by your acknowledgement of its terms) shall be governed by and construed in accordance with the laws of England and the parties submit to the non-exclusive jurisdiction of the English courts.

2.     Definitions In this letter (including the acknowledgement set out below):

       "Borrower Group" means UPC Distribution and each of its holding companies and subsidiaries and each subsidiary of each of its holding companies (as each such term is defined in the Companies Act 1985);

       "Confidential Information" means any information relating to a Borrower, the Borrower Group, the Facility including, without limitation, the information memorandum provided to you by us or any of our affiliates or advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that (a) is or becomes public knowledge other than as a direct or indirect result of any breach of this letter or (b) is known by you before the date the information is disclosed to you by us or any of our affiliates or advisers or is lawfully obtained by you thereafter, other than from a source which is connected with the Borrower Group and which, in either case, as far as you are aware, has not been obtained in violation of, and is not otherwise subject to, any obligation of confidentiality;

       "Participant Group" means us, each of your holding companies and subsidiaries and each subsidiary of each of your holding companies (as each such term is defined in the Companies Act 1985).

       "Permitted Purpose" means considering and evaluating whether to enter into the Facility; and

       Please acknowledge your agreement to the above by signing and returning the enclosed copy.

       Yours faithfully

       .....................

       For and on behalf of

       [Arranger]

       To:  [Existing Lender]

            The Borrower and each other member of the Borrower Group

            We acknowledge and agree to the above:

       .....................

       For and on behalf of

       [New Lender]

                                  SCHEDULE 7

                              SECURITY DOCUMENTS


1.     Each share pledge given in favour of the Security Agent in the agreed form by:

       (a) UPC Distribution Holdco in respect of its interest in the share capital of UPC Distribution;

       (b) UPC Distribution Holdco in respect of its interest in the share capital of UPC Holding II;

       (c) UPC Distribution in respect of its interest in the share capital of each Guarantor which is a Subsidiary of UPC Distribution;

       (d) UPC Scandinavia Holding B.V. in respect of its interest in the share capital of UPC Norge AS;

       (e) UPC Scandinavia Holding B.V. and Cable Networks Austria Holding B.V. in respect of their respective interests in the share capital of UPC Belgium SA;

       (f) UPC Scandinavia Holding B.V. in respect of its interest in the share capital of NBS Nordic Broadband Services AB;

       (g) Stipdon Investments B.V. in respect of its interest in the share capital of UPC Czech Holding B.V.;

       (h) Stipdon Investments B.V. in respect of its interest in the share capital of UPC Slovakia Holding B.V.;

       (i) Stipdon Investments B.V. in respect of its interest in the share capital of UPC Romania Holding B.V.; and

       (j) Stipdon Investments B.V. in respect of its interests in the share capital of Telekabel Hungary N.V.

2. Pledge by each of UPC Distribution Holdco and UPC Holding II of its partnership interest in the US Borrower.

3. (i) Obligor Pledge of Shareholder Loans between UPC Distribution Holding B.V., UPC Scandinavia Holding B.V., UPC France Holding B.V. Stipdon Investments B.V., UPC Nederland N.V., Cable Network Austria Holding B.V. and UPC Financing Partnership and the Security Agent;

       (ii) Pledge of Subordinated Shareholder Loans between UPC Holding and the Security Agent/1/.

                                  SCHEDULE 8

                          RELEVANT SECURITY INTERESTS


(A) Security granted in connection with the loan agreement between N.V. Telekabel as Borrower, Bank of America International Limited, Citibank, N.A., Deutsche Bank AG London, Meespierson N.V. and Paribas as Arrangers and others, dated 10th March, 1999 (the "N.V. Telekabel Facility").

(B) Security granted in connection with credit facility agreement between Cable Network Brabant Holding B.V. as Borrower and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. as Agent and Initial Lender, dated 20th February, 1998, as amended.

(C) Security granted in connection with bridge facility agreement between A2000 Holding N.V., Kabeltelevisie Amsterdam B.V. and A2000 Hilversum B.V. as Borrowers and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. as Arranger and Agent, dated 15th December, 1999 (the "A2000 Facility").

(D) Security granted in connection with revolving loan facility agreement for NLG90,000,000 between GelreVision Holding B.V. as Borrower, MeesPierson N.V. as Arranger, Facility Agent and Security Agent and others, dated 17th November, 1999;

(E)    Security granted in connection with facility agreement for
       (Euro)250,000,000 between UPC France S.A. and Mediareseaux S.A. as Borrowers, Paribas, Credit Lyonnais S.A and ING Barings as Joint Arrangers, Videopole S.A., Citereseau S.A. and InterComm France Holding S.A. as Original Guarantors and Paribas as Facility Agent and Security Agent, dated 7th April, 2000 (the "Mediareseaux Facility");

(F) Security granted in connection with revolving credit facility agreement for (Euro)500,000,000 between UPC Nederland N.V. as Borrower, Chase Manhattan plc and Toronto Dominion Bank Europe Limited as Arrangers, The Chase Manhattan Bank and The Toronto-Dominion Bank as Original Lenders and Toronto Dominion Bank Europe Limited as Agent, dated 9th June, 2000.

(G) Security granted in connection with loan and note issuance agreement for up to (Euro)1,000,000,000 between UPC Facility BV, TeleKabel Wien GmbH and Janco Multicom A/S as Borrowers, the banks, guarantors and arrangers named therein and The Toronto-Dominion Bank as Agent and Security Agent, dated 27th July, 1999 (the "UPCF Facility").

(H) Security granted in connection with the Loan agreement and working capital facility for up to KC 510,000,000 between, among others, Dottelkabel A.S. as Borrower, De Nationale Investerings - bank N.V. as Facility Agent and Lenders and Creditanstalt A.S. as Working Capital Bank and Lender, dated 16th June, 1998 and June 1998 respectively.

                                  SCHEDULE 9

                        RELEVANT FINANCIAL INDEBTEDNESS

1. Loan agreement for up to NLG340,000,000 between N.V. Telekabel as Borrower, Bank of America International Limited, Citibank, N.A., Deutsche Bank AG London, MeesPierson N.V. and Paribas, as Arrangers and others, dated 10th March, 1999;

2. Credit facility agreement between Cable Network Brabant Holding B.V. as Borrower and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. as Agent and Initial Lender, dated 20th February, 1998, as amended;

3. Bridge facility agreement between A2000 Holding N.V., Kabeltelevisie Amsterdam B.V. and A2000 Hilversum B.V. as Borrowers and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. as Arranger and Agent, dated 15th December, 1999;

4. Revolving loan facility agreement for NLG90,000,000 between Gelrevision Holding B.V. as Borrower, MeesPierson N.V. as Arranger, Facility Agent and Security Agent and others, dated 17th November, 1999;

5. Facility agreement for (Euro)250,000,000 between UPC France S.A. and Mediareseaux S.A. as Borrowers, Paribas, Credit Lyonnais S.A. and ING Barings as Joint Arrangers, Videopole S.A., Citereseau S.A. and InterComm France Holding S.A. as Original Guarantors and Paribas as Facility Agent and Security Agent, dated 7th April, 2000;

6. Revolving credit facility agreement for (Euro)500,000,000 between UPC Nederland N.V. as Borrower, Chase Manhattan plc and Toronto Dominion Bank Europe Limited as Arrangers, The Chase Manhattan Bank and The Toronto-Dominion Bank as Original Lenders and Toronto Dominion Bank Europe Limited as Agent, dated 9th June, 2000;

7. Loan and note issuance agreement for up to (Euro)1,000,000,000 between UPC Facility B.V., TeleKabel Wien GmbH and Janco Multicom A/S as Borrowers, the banks, guarantors and arrangers named therein and The Toronto-Dominion Bank as Agent and Security Agent, dated 27th July, 1999; and

8. Loan Agreement and working capital facility for up to KC510,000,000 between, among others Dattelkabel A.S. as Borrower, De Nationale Investeringsbank N.V. as Facility Agent and Lender and Creditanstalt A.S. as Working Capital Bank and Lender, dated 16th June, 1998 and June 1998 respectively.

                                  SCHEDULE 10

                            BORROWER GROUP STRUCTURE

                                     PART I

                    Borrower Group** as at the Signing Date






                      [ORGANISATIONAL CHART APPEARS HERE]


_____________________
* All the asterisked entities are not part of the Borrower Group at the Signing Date. These entities figure on the chart for the sake of clarification.

**   Although not specifically listed, the Borrower Group at the signing date includes Subsidiaries of all Borrower Group entities shown above.

                                    PART II

           Borrower Group** following Completion of the Restructuring



                      [ORGANISATIONAL CHART APPEARS HERE]


* All the asterisked entities are not part of the Borrower Group at the Signing Date. These entities figure on the chart for the sake of clarification.

**   Although not specifically listed, this chart includes Subsidiaries of the listed entities which will be members of the Borrower Group following the Restructuring.
1. One share in UPC Belgium S.A. will be held by Cable Network Austria Holding B.V. following the Restructuring.

                                  SCHEDULE 11



                              MATERIAL CONTRACTS

                                    PART I

                            INTERCONNECT AGREEMENTS



Note:  The documents relating to Romanian entities on this list represent the
----
       best efforts to provide a complete list but are unlikely to include every document that conforms to the required description.


1.     Austria


       (a) chello Franchise Agreement dated 30 June 1999 between chello Broadband N.V. and Telekabel Wien. (In English and in German).

       (b) Zusatzvereinbarung (additional agreement) dated 29 June 1999 among chello Broadband N.V., Telekabel Wien and KTV-Wien. (In English and German).

       (c) Interconnection Agreement, dated 15 December 1998, between Telekabel Wien and Citykom Austria Telekommunikation GmbH.

       (d) Interconnection Agreement, dated 26 February 1999, between Connect Austria Gesellschaft fur Telekommunikation GmbH and Telekabel Wien.

       (e) Interconnection Agreement, dated 3 February 2000, between CyberTron Telekom AG and Telekabel Wien.

       (f) Reciprocal Telecommunications Services Agreement, dated 30 September 1999, between FaciliCom International GmbH and Telekabel Wien.

       (g) Interconnection Agreement, dated 28 October 1998, between max.mobil. Telekommunikation Service GmbH and Telekabel Wien.

       (h) International Service Agreement, dated 30 May 2000, between MCI WorldCom Telecommunication Services Austria GmbH and Telekabel Wien GmbH Priority Telecom.

     (i) Interconnection Agreement, dated 23 October 1998, between Mobilkom Austria AG and Telekabel Wien.

     (j) Interconnection Agreement, dated 8 May 2000, between Telekabel Wien and Netway AG.

     (k) Interconnection Agreement, dated 14 April 2000, between Priority Telecom and Raiffeisen Datennetz Ges.m.b.H.

     (l) Interconnection Agreement, dated 18 May 2000, between RSL COM Austria AG and Telekabel Wien.

     (m) Interconnection Agreement, dated 25 April 2000, between tele.ring Telekom Service GmbH and Telekabel Wien.

     (n) Interconnection Agreement, dated 27 November 1998, between Telekabel Wien and tele.ring Telekom Service GmbH & Co KG.

     (o) Interconnection Agreement, dated 2 December 1999, between Telekom Austria Aktiengesellschaft and Telekabel Wien.


2.   Belgium


     (a) Summarized Term Sheet for the Franchise Agreement between chello broadband N.V. ("chello") and UPC Belgium S.A., dated 18 May 2000.



3.   Czech Republic
-----------


     (a) Interconnection Agreement, dated 12 December 1995, between Kabel Plus a.s. and SPT Telecom a.s. as amended in 1996, 1997, 1998, 1999 and 2000 concerning the interconnection of telecommunication equipment and networks in Liberec.

     (b) Interconnection Agreement, dated 9 May 2000, between KabelPlus a.s. and GTS Czech Net s.r.o concerning the interconnection of telecommunication networks to provide voice services through Internet in Liberec.

     (c) Summarized Term Sheet for the Franchise Agreement between chello and Kabel Plus A.S., dated 18 May 2000.

4.   France


     (a) Interconnection Agreement dated 23 November 1998 between RSL COM France SA and Mediareseaux Marne SA;

     (b) Interconnection Agreement dated 5 January 1999 between Telecom Development and Mediareseaux Marne SA;

     (c) Interconnection Agreement dated 16 May 2000 between Telecom Developpement SA and Mediareseaux Marne SA;

     (d) Interconnection Agreement dated 2 June 2000 between France Telecom SA and UPC France;

     (e) Memorandum of Understanding dated 18 February 1998 between chello and Mediareseaux Marne.



5.   Hungary


     (a) Summarized Term Sheet for the Franchise Agreement between chello and Monor Telefon Tarsasag RT, dated 18 May 2000.

     (b) Summarized Term Sheet for the Franchise Agreement between chello and UPC Magyarorszag Kft, dated 18 May 2000.

     (c) Network Contract between MATAV Rt. and Monor Telefon Tarsasag Rt. dated 28 September 1994.



6.   The Netherlands
     ---------------


     (a) Interconnection Agreement, dated 27 January 1997, between PTT Telecom B.V. (now known as KPN Telecom B.V.) and A2000 Holding N.V. concerning mutual interconnection of their telecommunication infrastructures and the telecommunication services provided by way of those telecommunication infrastructures (in English).

     (b) Interconnection Agreement, dated 29 January 1999, between KPN Telecom B.V. and United Telekabel Holding N.V. (now known as UPC Nederland N.V.) concerning mutual interconnection of their telecommunication infrastructures and special network access (in Dutch).

     (c) Interconnection Agreement, dated 1 July 1997, between PTT Telecom B.V. (now known as KPN Telecom B.V.), N.V. Eneco and K&T Netwerkdiensten concerning mutual interconnection of their telecommunications infrastructure (in Dutch).

     (d) Wholesale Master Services Agreement, dated February 1999, between A2000/Kabeltelevisie Amsterdam B.V. and WorldCom Communications B.V. concerning the interconnection of the WorldCom voice switch in Amsterdam with the A2000/KTA voice switch in Amsterdam (in English).

     (e) Bilateral Carrier Services Agreement, dated 23 September 1999, between Kabeltelevisie Amsterdam B.V. and Global Telesystems (UK) Ltd. concerning connection of their respective networks in order to permit the conveyance of telecommunications traffic from their respective networks to destinations as specified in the agreement (in English).

     (f) Agreement, dated June 1999, between Eneco K&T B.V. and bART Internet Services concerning Internet services to cable subscribers (in Dutch).

     (g) Co-operation Agreement, dated July 1998, between Eneco KabelTV & Telecom B.V. and Sonera Ltd. concerning fast Internet services to cable subscribers (in English).

     (h) Distribution Agreement, dated 9 July 1999, between Kabel Haarlem B.V. and MultiWeb B.V. concerning fast Internet services to cable subscribers (in English).

     (i) Summarized Term Sheet for the Franchise Agreement between chello and A2000 Hilversom B.V., dated 18 May 2000.

     (j) Summarized Term Sheet for the Franchise Agreement between chello and Kabetelevisie Amsterdam B.V., dated 18 May 2000.

     (k) Summarized Term Sheet for the Franchise Agreement between chello and K&T Netwerkdiensten B.V., dated 18 May 2000.

     (l) Summarized Term Sheet for the Franchise Agreement between chello and Kabel TV & Telecom B.V., dated 18 May 2000.

     (m) Summarized Term Sheet for the Franchise Agreement between chello and UPC Haarlem B.V., dated 18 May 2000.

     (n) Summarized Term Sheet for the Franchise Agreement between chello and Gelrevision Holding B.V., dated 18 May 2000.

     (o) Summarized Term Sheet for the Franchise Agreement between chello and Cable Network Brabant Holding B.V., dated 18 May 2000.

     (p) Summarized Term Sheet for the Franchise Agreement between chello and N.V. TeleKabel, dated 18 May 2000.

     (q) Summarized Term Sheet for the Franchise Agreement between chello and UPC Oost Gelderland N.V., dated 18 May 2000.

7.   Norway
-----------


     (a) Summarized Term Sheet for the Franchise Agreement between chello and United Pan-Europe Communications Norge AS, dated 18 May 2000.

     (b)  Interconnection Agreement between UPC Norge AS and Telenor Nett for
          1999.

     (c) Interconnection Agreement between UPC Norge AS and Telenor Nett for the year 2000.


8.   Slovak_Republic

     (a) Summarized Term Sheet for the Franchise Agreement between chello and Trnavatel spol. s.r.o., dated 18 May 2000.

     (b) Summarized Term Sheet for the Franchise Agreement between chello and KabelTel s.r.o., dated 18 May 2000.

     (c) Summarized Term Sheet for the Franchise Agreement between chello and UPC Slovensko s.r.o., dated 18 May 2000.

     (d) Summarized Term Sheet for the Franchise Agreement between chello and Kabel Plus Bratislava a.s., dated 18 May 2000.

     (e) Summarized Term Sheet for the Franchise Agreement between chello and Kabel Plus a.s. (Banska Bystrica), dated 18 May 2000.

9.   Sweden
     ------



     (a) Summarized Term Sheet for the Franchise Agreement between chello and UPC Sverige AB, dated 18 May 2000.

                                    PART II

                            SHAREHOLDERS' AGREEMENTS

1.    Austria
      -------

     (a) Syndikatsvereinbarung (shareholders agreement) dated 28 June 1995 among Osterreichische Philips Industrie GmbH, Cable Networks Austria Holding B.V. and Kabel-TV-Wien GmbH. (In English and German).

2.   France
     ------

     (a) Stockholders Agreement dated 29 February 2000 between Belmarken Holding B.V., InterComm France CVOHA, InterComm France II CVOHA and Reflex Participants.

3.   The Netherlands

     (a) Shareholders' Agreement, dated 6 July 1995, among The Municipality of Amsterdam, A2000 Holding N.V. and Kabeltelevisie Amsterdam B.V. (in English).

4.   Romania
     -------

     (a) Partnership Agreement between Comtec 2000, Multicanal Holdings S.R.L. and Control SA.

                                  SCHEDULE 12

                                    LICENCES

Note:     The documents relating to Romanian entities on this list represent the
-----
          best efforts to provide a complete list but are unlikely to include every document that conforms to the required description.

I.        Austrian Licences
          -----------------

          (a)  Telekabel Wien GmbH
               -------------------

               (i)    Gewerbeschein dated 5 November 1981

               (ii)   Gewerbeschein dated 30 October 1979

               (iii)  Konzessionsdekret dated 8 October 1981

               (iv)   Fernmeldebewillingung dated 13 September 1993

               (v)    Wegerechtsbescheid dated 1 March 1978

               (vi)   Gewerbeschein dated 7 May 1999

               (vii)  Bescheid of the Telekom-Control-Kommission dated 9 March
                      1998

               (viii) Zusammenschaltungsbescheid (reference Z 3/98) dated 5
                      October 1998

               (ix) Zusammenschaltungsbescheid (reference Z33/99-87) dated 17 April 2000

               (x)    Mietleitungskonzession dated 9 March 1998

               (xi)   Internetdiensteaufnahmeanzeige dated 10 March 1998

          (b)  Telekabel Graz GmbH
               -------------------

               (i)    Gewerbeschein dated 22 April 1980

               (ii)   Gewerbeschein dated 7 May 1984

               (iii)  Fernmeldebewillingung dated 24 October 1995

               (iv)   Elecktrotechnikergewerbebewillingung dated 30 December
                      1998

          (c)  Telekabel Klagenfurt GmbH
               -------------------------

               (i)    Gewerbeschein dated 10 November 1980

               (ii)   Gewerbeschein dated 16 December 1982

               (iii)  Fernmeldebewillingung dated 17 January 1995

               (iv)   Electrotechnikergewerbebewillingung dated 9 December 1998

          (d)  Telekabel - Fernsehnetz Baden Betriebsgesellschaft  mbH
               -------------------------------------------------------

               (i)  Gewerbeschein dated 4 December 1981

               (ii) Fernmeldebewillingung dated 26 July 1990

          (e)  Telekabel - Fernsehnetz Wiener Newstadt/Neunkirchen
               ---------------------------------------------------
               Betriebsgesellschaft mbH
               ------------------------

               (i)  Gewerbeschein dated 26 June 1984

               (ii) Fernmeldebewillingung dated 25 July 1990

          (f)  chello Broadband Gesellschaft mbH
               ---------------------------------

               (i) Gewerbeschein dated 15 November 1999

II.  Belgian Licences
     ----------------

A.   Cable Television Services
     -------------------------

1.   Flanders area:
     -------------

     (a)  Municipality of Leuven
          ----------------------

          Licence for the establishment and exploitation of a cable-television network dated 31 July 1970

     (b)  Municipality of Heverlee and Kessel-Lo
          --------------------------------------

          Licence for the establishment and exploitation of a cable-television network dated 4 March 1971

     (c)  Municipality of Herent, Wilsele, Tervuren and Wezembeek-Oppen
          -------------------------------------------------------------

          Licence for the establishment and exploitation of a cable-television network dated 13 August 1999

2.   Brussels area:
     -------------

     (a)  Municipality of Schaarbeek
          --------------------------

          Licence for the establishment and exploitation of a cable-television network dated 21 October 1969

     (b)  Municipality of Etterbeek
          -------------------------

          Licence, dated 19 May 1969, for the establishment and exploitation of a cable-television network, and Franchise Agreement dated 26 May 1997

     (c)  Municipality of Koekelberg
          --------------------------

          Licence for the establishment and exploitation of a cable-television network dated 21

          October 1969

     (d)  Municipalities of Jette and Ganshoren
          -------------------------------------

          Licence for the establishment and exploitation of a cable-television network dated 6 February 1970

     (e)  Municipality of Sint-Agatha-Berchem
          -----------------------------------

          Licence for the establishment and exploitation of a cable-television network dated 22 December 1970

     (f)  Municipality of Vorst
          ---------------------

          Licence for the establishment and exploitation of a cable-television network dated 21 December 1970

     (g)  Municipalities of Anderlecht, Oudergem, Brussels, Evere, Elsene, St.-
          --------------------------------------------------------------------
          Jans-Molenbeek, St.-Gillis, St.-Joost-Ten-Noode, Ukkel, Watermaal-
          -----------------------------------------------------------------
          Bosvoorde, St.-Lambrechts-Woluwe and St.-Pieters-Woluwe
          -------------------------------------------------------

          Licence for the establishment and exploitation of a cable-television network dated 19 April 1999

     (h)  Municipalities of Schaarbeek and Vorst
          --------------------------------------

          Authorisation to set up a cable link between Schaarbeek and Vorst dated 3 January 1978

B.   Telecommunication Services
     --------------------------

     (a) Licence for the establishment and exploitation of a public telecommunication network dated 22 January 1999, covering all the Brussels area municipalities and the Flanders area of Beersel, Drogenbos, Grimbergen, Kraainem, Linkebeek, Machelen, St.-Pieters-Leeuw, Tervuren, Vilvoorde, Wemmel, Wezembeek-Oppem and Zaventem

     (b) Notification of UPC Belgium, dated 28 March 1997, for the provision of an Internet access service over UPC Belgium's network and a letter of non-opposition dated 30 May 1997 from the B.I.P.T.

     (c) Licence for the establishment and exploitation of a voice telephony service dated 4 February 2000 covering the whole Belgian territory

III. Czech Licences
     --------------

A.   Kabel Plus a.s.
     ---------------

     (a) Registration for broadcasting by means of (hard) cable networks, issued 5 October 1999 (Rg. 97/99)

     (b) Registration for broadcasting by means of satellite, valid since 27 August 1996 (Rg. 58/96)

     (c) Licence for broadcasting using MMDS, issued 22 June 1999, for the territorial scope of Kladno (Ru. 176/99)

     (d) Licence for broadcasting using MMDS, issued 22 June 1999, for the territorial scope of eske Bud jovice (Ru. 177/99)

     (e) Licence for broadcasting using MMDS, issued 22 June 1999, for the territorial scope of Olomouc (Ru. 178/99)

     (f)  Permit of cable/telephony operator issued by The Czech
          Telecommunication Office, valid since 23 October 1995, for the installation and operation of part of JTS (telephone services) in Liberec (Ref. no. 9083/95-611)

     (g)  Permit of cable/telephony operator issued by The Czech
          Telecommunication Office, valid since 6 May 1996, for the provision of data telecommunication services (non-public data network - the whole Czech Republic) (Ref. no. 6574/1996 - 611)

     (h)  Permit of cable/telephony operator issued by The Czech
          Telecommunication Office, valid since 18 March 1998, for the lease of lines of the whole territory of the Czech Republic (Ref. no. 100 320/1998)

     (i)  Permit of cable/telephony operator issued by The Czech
          Telecommunication Office, valid since 10 April 1998, for the provision of public data telecommunication services for all the territory of the Czech Republic (Ref. no. 100 421/98-611)

B.   Kabel Net Holding a.s.
     ----------------------

     (a) Registration for broadcasting by means of (hard) cable networks, issued 4 August 1996 (Rg 68/96)

     (b) Registration for broadcasting by means of (hard) cable networks, issued 4 June 1996 (Rg. 4/96)

     (c) Licence for broadcasting using MMDS, issued 6 May 1993, for the territorial scope of Praha (Ref. 014/93)

     (d) Licence for broadcasting using MMDS, issued 31 March 1994, for the territorial scope of Brno (Ref. 051/93)

C.   Kabel Plus TEL, a.s.
     --------------------

     Permit of cable/telephony operator issued by The Czech Telecommunication Office, valid since 2 February 1996, for the installation and operation of part of JTS for VMS Litomice and Lovosice (telephone services) (Ref. no. 15690/95 - 611)

IV.  French Licences
     ---------------

A.   Franchise Agreement
     -------------------

1.   Videopole S.A. and its subsidiaries
     -----------------------------------

     -  Commune d'Albertville, Societe Regionale de Communication;

     -  Commune d'Amberieu-en-Bugey, Videopole;

     -  Commune d'Amfreville-la-Mivoie, Citecable Ouest;

     -  Commune d'Argentan, Videopole;

     -  Commune d'Andrezieux Boutheon, Videopole;

     -  Commune d'Avesnes-sur-Helpe, Videopole;

     -  Commune d'Annonay, Videopole;

     -  Commune de Barby, Videopole;

     -  Commune de Behren-les-Forbach, Videopole;

     -  Commune de Bassens, Videopole;

     -  Commune de Barbaste, CiteCable Regions;

     -  Commune de Belley, Videopole;

     -  Commune de Boulange, Videopole;

     -  Commune de Bourbon-Lancy, Videopole;

     -  Commune de Bousbach, Videopole;

     -  Commune de Bruyeres, EDF Videopole;

     -  Commune de Breibieres, Videopole;

     -  Commune de Boe, CiteCable Regions;

     -  Commune de Blanzat, CiteCable Auvergne;

     -  Commune de Carling et l'Hopital, SERCL;

     -  Commune d'Espalion, Videopole;

     -  Commune de Epinay-sur-Orge, Action Communication Promotions CiteCable;

     -  Commune d'Evron, CiteCable;

     -  Commune de Digoin, Videopole;

     -  Commune de Charleville-Mezieres, Videopole;

     -  Commune d'Aiguillon, Videopole;

     - Commune de Chateau Rouge-Oberdorff, Regicom SA (Transfer from Regicom to Est, Videopole on 31/10/96);

     -  Commune de Chateaubriand, Videopole;

     -  Commune de Cognac, Videopole;

     - Commune de Chaumont, Societe Regionale de Communication (Avenant (absorption SRC par Videopole) on 01/07/94);

     -  Commune de Chavelot, Videopole;

     -  Commune de Cancon, CiteCable Regions;

     -  Commune de Chateau Chinon Ville, CiteCable Regions;

     -  Commune de Challes-les-Eaux, Challes-les-Eaux Videopole;

     -  Commune de Cebazat, CiteCable Auvergne;

     -  Commune de Cluses, Societe Generale de Communication;

     -  Commune de Bourbonnes-les-Bains, Haute-Marne et Meuse MediaCable;

     -  Commune de Desvres, Videopole;

     -  Commune de Darneulles, Videopole;

     -  District de Grand Rodez, Videopole;

     -  Commune de Furemeyer, Videopole;

     -  Commune de Fosses, Videopole;

     -  Commune de Forbach, Videopole;

     -  Commune de Firminy, Societe Regionale de Communication;

     -  Commune de Feurs, Videopole;

     -  Commune de Fecamp, Videopole;

     -  Commune de Figeac, Videopole;

     -  Commune de Girmont, Videopole;

     -  Commune de Gerzat, CiteCable Auvergne;

     -  Commune de Goussainville, CiteCable Goussainville;

     -  Commune de Granges-Narboze, CiteCable Jurassienne;

     -  Commune de Hagetmau, Videopole;

     -  Commune de Jassans Riottier, CiteCable Caladois;

     -  Commune de La Montagne, Videopole;

     -  Commune de La Ravoire, Videopole;

     -  Commune de Lagnieu, Videopole;

     -  Commune de Lavelanet, RDF Videopole;

     -  Commune de Le Cheylard, Videopole;

     -  Commune de Le Quesnoy, Videopole;

     -  Longeville-les-Saint-Avoid, Region Communication Partenariat;

     -  Commune de Longjumeau, Videopole;

     -  Commune de Lons-le-Saunier, Videopole;

     -  Commune de Longuyon, EDF Videopole;

     -  Commune de Les Forges, Videopole;

     -  Commune de Marly-la-Ville, Videopole;

     -  Commune de Marville, Videopole;

     -  Commune de Massieux, Videopole;

     -  Commune de Meudon, Videopole;

     -  District de l'Agglomeration Melunaise, Videopole;

     -  Commune de Mizerieux, Videopole;

     -  Commune de Moirans-en-Montagne, Societe Citecable Jurassienne;

     -  Commune de Montmelian, Videopole;

     -  Commune de Montmorot, Videopole;

     -  Commune de Moreuil, Videopole;

     -  Commune de Morhange, Videopole;

     -  Commune de Morlaix, Videopole;

     -  Commune de Morsbach, Region Communication;

     -  Commune de Mortagne, Videopole;

     -  Commune de Nemours, Videopole;

     -  Commune de Oeting, Videopole;

     -  District Urbain d'Oyonnax, Videopole;

     -  Commune de Paray-le-Monial, Videopole;

     -  Commune de Parcieux, Videopole;

     -  Commune de Pithiviers, Videopole;

     -  Commune de Pontartier, Videopole;

     -  Commune de Pont-du-Casse, CiteCable Regions;

     -  Commune de Pontivy, CiteCable Centre Bretagne;

     -  Commune de Revin, Videopole;

     -  Commune de Reyrieux, Videopole;

     -  Commune de Rosbruck, Region Communications SA (Transfered to Videopole);

     -  Commune de Sable-sur-Sarthe, Videopole;

     -  Commune de Saint-Bernard, CiteCable Caladois;

     -  Commune de Saint-Alban-Leysse, Videopole;

     -  Commune de Saint-Claude, Videopole;

     -  Commune de Saint-Didier-sur-Chalaronne, Videopole;

     -  Commune de Saint-Die-des-Vosges, Videopole;

     -  Commune de Saintes, CiteCable Saintonge;

     -  Commune de Saint-Florentin, Videopole;

     -  Commune de Sainte-Foy-les-Lyon, CiteCable Rhone-Alpes;

     -  Commune de Saint Germain-au-Mont-d'Or, Videopole;

     -  Commune de Saint Junien, Videopole;

     - Commune de Sarlat-la-Caneda, CiteCable Regions (amended 23/01/95, transfer to CiteCable Auvergne);

     -  Commune de Sainte-Menehould, Videopole;

     -  Commune de Sarralbe, Nord Est Cable;

     -  Commune de Sarrebourg, Nord-Est Cable;

     -  District de Sarreguemines, Region Communication for Nord-Est Cable SA;

     -  Commune de Savigny-sur-Orge, CiteCable Essonne;

     -  Scionzier, Societe Regionale de Communication;

     -  Commune de Tarare, EDF Videopole;

     -  Commune de Terrasson-la-Villedieu, CiteCable Regions;

     -  Ville de Thionville, Est Videopole;

     -  Commune de Thaon-les-Vosges, Videopole;

     - Commune de Tignes, SA Tele Espace (amended 08/88, name change SA Tele Espace to Regionale de Communication; extension of term from 15 to 25 years);

     -  Commune de Thoissey, Videopole;

     - Commune de Tonneins, CiteCable Region (amended on 28/02/95, CiteCable Auvergne replaced CiteCable Regions; 2nd amendment on 02/10/88, termination of the agreement);

     -  Commune de Trevoux, Videopole;

     -  Commune d'Ugine, Videopole;

     -  Commune d'Uxegney, Videopole;

     -  Commune de Veynes, Videopole;

     -  Commune de Vic-en-Bigorre, Videopole;

     -  Commune de Villefranche-sur-Saone, CiteCable Caladois;

     -  Commune de Villeneuve-sur-Yonne, EDF Videopole;

     -  Commune de Villereal, Action Communication Promotion CiteCable;

     -  Commune de Vittel, CiteCable Est; and

     -  Commune de Willerwald, Nord-Est Cable.

2.   Reseaux Cables de France S.A.
     -----------------------------

     -  Bruay-sur-l'Escaut, Reseaux Cables du Hainaut

     -  Valenciennes, Reseaux Cables de France;

     -  La Sentinelle, Reseaux Cables du Hainaut;

     -  Saint-Saulve, Reseaux Cables du Hainaut;

     -  Beuvage, Reseaux Cables du Hainaut;

     -  Petite Foret, Reseaux Cables du Hainaut;

     -  Chateauroux, Reseaux Cables de l'Indre;

     -  Saint-Maur, Reseaux Cables de France;

     -  Le Poinponnat, Reseaux Cables de France;

     -  Deals, Reseaux Cables de France;

     -  Cholet, Reseaux Cables de France;

     -  Lamor-Plage, Reseaux Cables de Bretagne Sud;

     -  Lorient, Reseaux Cables de France;

     -  Vallauris, Reseaux Cables de Cote d'Azur;

     -  ASL des Semboules, Reseaux Cables de Cote d'Azur

     -  Antibes, Reseaux Cables de France;

     -  Mandelieu, Reseaux Cables de France;

     -  Nevers and Coulanges-les-Nevers, Reseaux Cables de France;

     -  Fourchambault, Reseaux Cables du Nivernais;

     -  Challuy, Reseaux Cables du Nivernais;

     - Syndicat Intercommunal de Developpement Economique du Roannais (District du Roannais), Reseaux Cables de France;

     -  Le Coteau, Reseaux Cables de France (Reseau Cable du Roannais);

     -  La Roche-sur-Yon, Reseaux Cables de France;

     -  Perigueux, Reseaux Cables de France;

     -  Agglomeration de Perigueux, Reseaux Cables de France;

     -  Notre-Dame de Sanilhac, Reseaux Cables de France;

     -  Charnpavinel, Reseaux Cables de France;

     -  Trelissac, Reseaux Cables de France;

     -  Chancelade, Reseaux Cables de France;

     -  Boulazac, Reseaux Cables de France;

     -  Coulounieix-Chamiers, Reseaux Cables de France;

     -  Atur, Reseaux Cables de France; and

     -  Marsao-sur-l'Isle, Reseaux Cables de France.

3.   UPC France S.A.
     ---------------

     - Pontaull-Combault, Roissy-en-Brie, S.A.N. of Marne-la-Vallee-Val Malburee, UPC France;

     -  SYMVEP (with reference to a prior agreement dated 29/05/95), UPC France;

     -  Montfermeil, UPC France;

     -  Senart, UPC France;

     -  Goumay-sur-Marne, UPC France;

     -  Sevran, UPC France;

     -  Bondy, UPC France;

     -  Rosny-sous-Bois, UPC France;

     -  Commune de Viry Chatillon

     -  Commune de Noisy le Grand

     -  Commune de Neuilly Plaisance

     -  Commune de Vaujours

     -  Commune de Aulnay sous Bois

     -  Commune de Neuilly sur Marne

     -   Commune de Villeneuve Saint George

     -   Commune de Parillous sous Bois

     -   Commune de Le Raincy

     -   Commune de Brunoy

     -   Commune de Quincy Sous S\/nart

     -   Commune de Montgeron

     -   Commune de Coubron

4.   Citereseau S.A.
     ---------------

     -   Montreuil, Citereseau and 3 amendments

     -   Limoges, Citereseau and 5 amendments

5.   Rhone Vision Cable S.A. (R.V.C.)
     --------------------------------

     -   Syndicat pour le reseau cable du Rhone 3 July 1995 (+2 amendments)

6.   SudCable Services
     -----------------

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Chateaurenard dated November 24, 1993, Avenant de transfert dated May 31, 1995 and first amendment dated May 31, 1995.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Beaucaire dated July 22, 1994 and its amendment dated February 20, 1995.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Graveson dated July 27, 1994.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Noves dated April 10, 1995 and its amendment dated September 4, 1995.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans le district du Comtat Venaissin dated May 31, 1995.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Monteux dated September 27, 1995.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Cavaillon dated December 15, 1995.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Rognonas dated October 28, 1996.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Cheval Blanc dated November 11, 1997.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable sur le territoire syndical du S.A.N. d'Istres, Fos-sur-Mer at Miramas dated January 21, 1998.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Pernes les Fontaines dated February 8, 1999.

     - Convention relative a la construction et a l'exploitation d'un reseau distribuant des services par cable dans la commune de Cabannes dated February 22, 1999.

     - Convention relative a l'occupation du domaine de la commune de Grasse afin de permettre la construction et l'exploitation d'un reseau multiservice sur son territoire dated March 12, 1999.

7.   Cable Services de France
     ------------------------

     - Convention de concession du reseau cable d'Athis-Mons dated December 2, 1996.

     - Convention relative a l'occupation du domaine voyer de la commune de Morsang sur Orge dated April 9, 1998.

     - Convention de concession du reseau cable de la ville des Mureaux dated April 20, 1998.

     - Convention relative a l'occupation du domaine voyer de la commune de Saint-Michel sur Orge dated July 7, 1998.

     - Convention de concession dated March 26, 1999 between the city of Colombes and CSF.

     - Convention de concession du reseau cable de la ville de Bezons dated July 2, 1999.

     - Convention d'utilisation d'appuis du reseau de distribution publique de l'electricite relatif a la Ville des Mureaux dated June 28, 1999.

     - Contrat relatif aux prstations de raccordements d'abonnes au reseau cable signed with Sinergy Sarl and dated August 11, 1999.

8.   Cite Interactive

     - Convention de concession et d'exploitation d'un reseau distribuant par cable des services de radiodiffusion sonore et de television dans le commune de Venissieux dated March 23, 1996; first amendment to the Franchise Agreement dated March 14, 1997; second amendment to the Franchise Agreement (unsigned version).

     - Contrat d'affermage de la distribution par cable de services de radiodiffusion sonore et de television dated March 27, 1998 between CI and the OPAC (Office Public d'Amenagement et de Construction) of Laon.

     - Contrat de concession pour l'etablissement et l'exploitation d'un reseau cable multimedia (services de radiodiffusion sonore et de television) sur le territoire de la commune d'Epinay-sur-Seine dated April 2, 1998; first amendment to the Franchise Agreement dated July 12, 1998.

     - Contrat de concession pour l'etablissement et l'exploitation d'un reseau cable et la distribution de services de radiodiffusion sonore et de television pour la ville d'Annemasse dated July 8, 1998 and decisions of the city council (conseil municipal) dated July 2, 1998 approving the choice of CI as cable operator and the terms of the Franchise Agreement; first amendment to the Franchise Agreement dated July 19, 1999.

     - Contrat de concession pour la distribution par cable de services de radiodiffusion sonore et de television pour la ville de Gauchy (undated).

9.   Premiere Cable Vision
     ---------------------

     - Convention relative a la construction d'un reseau distribuant des services par cable dans la ville de Bandol dated December 27, 1996.

     - Convention relative a la construction d'un reseau distribuant des services par cable dans la ville de Seillons Source d'Argent dated May 20, 1997.

     - Convention relative a l'autorisation pour l'etablissement d'un reseau distribuant par cable des services de radiodiffusion sonore et de television dans la ville de Sanary dated December 2, 1997.

     - Convention relative a l'autorisation pour l'etablissement d'un reseau distribuant par cable des services de radiodiffusion sonore et de television dans la ville de La Crau dated December 15, 1997.

     - Convention relative a l'autorisation pour l'etablissement d'un reseau distribuant par cable des services de radiodiffusion sonore et de television dans la ville de Six Fours les Plages dated December 29, 1997.

     - Convention relative a l'autorisation pour l'etablissement d'un reseau distribuant par cable des services de radiodiffusion sonore et de television dans la ville de La Farlede dated February 28, 1998.

     - Convention relative a l'autorisation pour l'etablissement d'un reseau distribuant par cable des services de radiodiffusion sonore et de television dans la ville du Luc en Provence (undated).

10.  TME
     ---

     - Convention de delegation de service public pour l'etablissement et l'exploitation du reseau cable de teledistribution de la ville du Havre dated July 7, 1999.


B.   Public Domain Occupation Agreements
     -----------------------------------

1.   Videopole S.A. and its subsidiaries
     -----------------------------------

     -   Ville d'Audun-le-Tiche, Est Videopole;

     -   Commune de Russange, Est Videopole;

     -   Ville de Chaville, Nord Videopole;

     -   Commune de la Rochette, Videopole; District de Melun.

     -   Le Meu-sur-Seine; District de Melun.

     -   Commune de Melun, Videopole; District de Melun.

     - Commune de Sarrebourg, Nord Est Cable (for the occupation of military land).

2.   SudCable Services
     -----------------

     - Contrat relatif a l'occupation du domaine de la ville d'Istres dated June 16, 1998.

3.   Cable Services de France
     ------------------------

     - Contrat relatif a l'occupation du domaine voyer de la commune de Paray-Vieille-Poste dated April 30, 1998

     - Contrat relatif a l'occupation du domaine voyer de la commune de Crosne dated June 28, 1999.

     - Contrat relatif a l'occupation du domaine voyer de la commune de Sannois dated July 7, 1999.

     - Contrat relatif a l'occupation du domaine voyer de la commune de Saint-Gratien dated July 8, 1999.

4.   Cite Interactive

     - Contrat d'occupation domaniale pour l'etablissement et l'exploitation d'un reseau distribuant par cable des services de radiodiffusion sonore et de television.

C.   Telecommunications Law Authorisations

     -   The Telephony Licence.


D.   Cable Broadcasting Law Authorisations - Local Authority Approvals - CSA
     -----------------------------------------------------------------------
     Authorisations
     --------------

1.   Videopole S.A. and its subsidiaries
     -----------------------------------

     - CSA decision n degrees90-9 dated 19 January 1990 authorising the operation of a cable broadcasting network in Cluses;

     - CSA decision n degrees 91-702 dated 26 July 1991 authorising the operation of a cable broadcasting network in the commune of Albertville;

     - CSA decision n degrees 91-933 dated 17 December 1991 authorising the operation of a cable broadcasting network in the commune of Bruyeres (Vosges);

     - CSA decision n degrees 91-840 dated 29 October 1991 authorising the operation of a cable broadcasting network in the commune of Revin (Ardennes);

     - CSA decision n degrees 91-841 dated 29 October 1991 authorising the operation of a cable broadcasting network in the commune of Wantzenau (Bes-Rhin);

     - CSA decision n degrees 91-842 dated 29 October 1991 modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Saintes (Charente-Maritime);

     - CSA decision n degrees 92-206 dated 25 February 1992 authorising the operation of a cable broadcasting network in the commune of Pithiviers (Loiret);

     - CSA decision n degrees 92-207 dated 25 February 1992 modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the communes of Cluses and Scionzier (Haute-Savoie);

     - CSA decision n degrees 92-246 dated 24 March 1992 authorising the operation of a cable broadcasting network in the commune of Aiguillon (Lot-et-Garonne);

     - CSA decision n degrees 92-556 dated 7 April 1992 authorising the operation of a cable broadcasting network in the commune of Herault;

     - CSA decision n degrees 92-557 dated 26 May 1992 authorising the operation of a cable broadcasting network in the commune of Challes-les-Eaux (Savoie);

     - CSA decision n degrees 92-561 dated 11 June 1992 authorising the operation of a cable broadcasting network in the commune of Havre (Seine-Maritime);

     - CSA decision n degrees 92-562 dated 11 June 1992 authorising the operation of a cable broadcasting network in the commune of Lavelanet (Ariege);

     - CSA decision n degrees 92-563 dated 11 June 1992 authorising the operation of a cable broadcasting network in the commune of Marckolsheim (Bas-Rhin);

     - CSA decision n degrees 92-564 dated 11 June 1992 authorising the operation of a cable broadcasting network in the commune of Niederbronn-les-Bains (Bas-Rhin);

     - CSA decision n degrees 92-622 dated 30 June 1992 modifying a decision in favour of Bruyeres Videopole relating to the authorisation of the operation of a cable broadcasting network in the commune of Bruyeres (Vosges);

     - CSA decision n degrees 92-625 dated 30 June 1992 modifying a decision in favour of Pithiviers Videopole relating to the authorisation of the operation of a cable broadcasting network in the communes of Pithiviers (Loiret);

     - CSA decision n degrees 92-627 dated 30 June 1992 authorising the operation of a cable broadcasting network in the commune of Fumay (Ardennes);

     - CSA decision n degrees 92-976 dated 29 September 1992 authorising the operation of a cable broadcasting network in the commune of Saint-Florentin (Yvonne);

     - CSA decision n degrees 92-977 dated 29 September 1992 authorising the operation of a cable broadcasting network in the commune of Soultzmatt (Haut-Rhin);

     - CSA decision n degrees 93-180 dated 16 March 1993 authorising the operation of a cable broadcasting network in the commune of Sarreguemines (Moselle);

     - CSA decision n degrees 93-644 dated 5 October 1993 authorising the operation of a cable broadcasting network in the commune of Longeville-les-Saint-Avold (Moselle);

     - CSA decision n degrees 93-815 dated 30 November 1993 authorising the operation of a cable broadcasting network in the commune of Longuyon (Meurthe-et-Moselle);

     - CSA decision n degrees 93-816 dated 30 November 1993 authorising the operation of a cable broadcasting network in the commune of Boulange (Moselle);

     - CSA decision n degrees 93-817 dated 30 November 1993 authorising the operation of a cable broadcasting network in the commune of Malleloy (Meurthe-et-Moselle);

     - CSA decision n degrees 93-866 dated 21 December 1993 authorising the operation of a cable broadcasting network in the commune of Morhange (Moselle);

     - CSA decision n degrees 93-867 dated 21 December 1993 authorising the operation of a cable broadcasting network in the commune of Beuvrages
         (Nord);

     - CSA decision n degrees 93-871 dated 21 December 1993 authorising the operation of a cable broadcasting network in the commune of Tarare (Rhone);

     - CSA decision n degrees 94-64 dated 25 January 1994 authorising the operation of a cable broadcasting network in the commune of Desvres (Pas-de-Calais);

     - CSA decision n degrees 94-65 dated 25 January 1994 authorising the operation of a cable broadcasting network in the communes of Olemps, Rodez, Druelle, Sainte-Radegonde, Le Monasteere, Sebazac, Luc et Onet-le-Chateeau in the district of Grand Rodez (Aveyron);

     - CSA decision n degrees 94-66 dated 25 January 1994 authorising the operation of a cable broadcasting network in the commune of Morsbach (Moselle);

     - CSA decision n degrees 94-67 dated 25 January 1994 authorising the operation of a cable broadcasting network in the commune of Mortagne-au-Perche (Orne);

     - CSA decision n degrees 94-116 dated 1 March 1994 authorising the operation of a cable broadcasting network in the communes of Carling-L'Hopital (Moselle);

     - CSA decision n degrees 94-148 dated 8 March 1994 authorising the operation of a cable broadcasting network in the commune of Argentan
         (Orne);

     - CSA decision n degrees 94-173 dated 15 March 1994 authorising the operation of a cable broadcasting network in the commune of Sarrebourg (Moselle);

     - CSA decision n degrees 94-211 dated 29 March 1994 authorising the operation of a cable broadcasting network in the commune of Nemours (Seine-et-Marne);

     - CSA decision n degrees 94-425 dated 19 July 1994 authorising the operation of a cable broadcasting network in the commune of Sainte-Menehould (Marne);

     - CSA decision n degrees 94-489 dated 6 September 1994 authorising the operation of a cable broadcasting network in the commune of Ugine (Savoie);

     - CSA decision n degrees 94-490 dated 6 September 1994 authorising the operation of a cable broadcasting network in the commune of Brebieres (Pas-de-Calais);

     - CSA decision n degrees 94-514 dated 27 September 1994 authorising the operation of a cable broadcasting network in the commune of Figeac
         (Lot);

     - CSA decision n degrees 94-601 dated 11 October 1994 authorising the operation of a cable broadcasting network in the commune of Hagetmau (Landes);

     - CSA decision n degrees 94-614 dated 22 November 1994 authorising the operation of a cable broadcasting network in the commune of Vio-en-Bigorre (Hautes Pyrenees);

     - CSA decision n degrees 94-615 dated 22 November 1994 authorising the operation of a cable broadcasting network in the commune of Sarralbe (Moselle);

     - CSA decision n degrees 94-664 dated 13 December authorising the operation of a cable broadcasting network in the commune of Lutzelhouse (Bas-Rhin);

     - CSA decision n degrees 94-665 dated 13 December authorising the operation of a cable broadcasting network in the commune of Sable-sur-Sarthe (Sarthe);

     - CSA decision n degrees 94-666 dated 13 December authorising the operation of a cable broadcasting network in the commune of Donjeux (Haute-Marne);

     - CSA decision n degrees 95-44 dated 7 February 1995 authorising the operation of a cable broadcasting network in the commune of Espalion (Aveyron);

     - CSA decision n degrees 94-58 dated 14 February 1995 authorising the operation of a cable broadcasting network in the commune of Marville (Meuse);

     - Letter from CSA referring to a decision dated 14 February 1995 in respect of the operation of a cable broadcasting network in the commune of Moriaix;

     - CSA decision n degrees 95-59 dated 14 February 1995 authorising the operation of a cable broadcasting network in the commune of Furmeyer (Hautes-Alpes);

     - CSA decision n degrees 95-60 dated 14 February 1995 authorising the operation of a cable broadcasting network in the commune of Veynes (Hautes-Alpes);

     - CSA decision n degrees 95-381 dated 5 September 1995 authorising the operation of a cable broadcasting network in the commune of Forbach (Moselle);

     - CSA decision n degrees 95-383 dated 5 September 1995 authorising the operation of a cable broadcasting network in the commune of Saint-Claude (Jura);

     - CSA decision n degrees 95-384 dated 5 September 1995 authorising the operation of a cable broadcasting network in the commune of Champagnole
         (Jura);

     - CSA decision n degrees 95-504 dated 3 October 1995 authorising the operation of a cable broadcasting network in the commune of Firminy (Loire);

     - CSA decision n degrees 95-517 dated 10 October 1995 authorising the operation of a cable broadcasting network in the commune of Saint-Germain-au-Mont-d'Or (Rhone);

     - CSA decision n degrees 95-592 dated 17 October 1995 authorising the operation of a -cable broadcasting network in the commune of Villeneuve-sur-Yonne (Yonne);

     - CSA decision n degrees 95-736 dated 14 November 1995 authorising the operation of a cable broadcasting network in the commune of Morisel (Somme);

     - CSA decision n degrees 95-737 dated 14 November 1995 authorising the operation of a cable broadcasting network in the commune of Moreuil (Somme);

     - CSA decision n degrees 95-738 dated 14 November 1995 authorising the operation of a cable broadcasting network in the area of Z.A.C. du Clos Saint-Martin in the commune of Vaux-le-Peril (Seine-et-Marne);

     - CSA decision n degrees 95-739 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Amberieu-en-Bugey (Ain);

     - CSA decision n degrees 95-740 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Massieux
         (Ain);

     - CSA decision n degrees 95-741 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Reyrieux
         (Ain);

     - CSA decision n degrees 95-742 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Parcieux
         (Ain);

     - CSA decision n degrees 95-743 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Mizerieux
         (Ain);

     - CSA decision n degrees 95-744 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Digoin (Saone-et-Loire);

     - CSA decision n degrees 95-745 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Paray-le-Monial (Saone-et-Loire);

     - CSA decision n degrees 95-746 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Chateaubriant (Loire-Atlantique);

     - CSA decision n degrees 95-747 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of La Montagne (Loire-Atlantique);

     - CSA decision n degrees 95-748 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Le Quesnoy
         (Nord);

     - CSA decision n degrees 95-749 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Marly-la-Ville (Val-d'Oise);

     - CSA decision n degrees 95-750 dated 21 November 1995 authorising the operation of a cable broadcasting network in the commune of Fosses (Val-d'Oise);

     - CSA decision n degrees 95-912 dated 12 December authorising the operation of a cable broadcasting network in the commune of Longjumeau (Essonne);

     - CSA decision n degrees 95-913 dated 19 December 1995 modifying the decisi on n degrees 92-1071 of 24 November 1992 relating to the authorisation of the operation of a cable broadcasting network in the commune of Moyeuvre-Grande (Moselle);

     - CSA decision n degrees 96-71 dated 23 January 1996 modifying the decision n degrees 90-947 of 21 December 1990 relating to the authorisation of the operation of a cable broadcasting network in the commune of Blanzat (Puy-de-Dome);

     - CSA decision n degrees 96-72 dated 23 January 1996 modifying the decision n degrees 90-946 of 21 December 1990 relating to the authorisation of the operation of a cable broadcasting network in the commune of Cebazat (Puy-de-Dome);

     - CSA decision n degrees 96-73 dated 23 January 1996 modifying the decision n degrees 91-632 of 28 June 1991 relating to the authorisation of the operation of a cable broadcasting network in the commune of Granges-Narboz (Doubs);

     - CSA decision n degrees 96-74 dated 23 January 1996 modifying the decision n degrees 90-948 of 21 December 1990 relating to the authorisation of the operation of a cable broadcasting network in the commune of Jassans-Riottier (Ain);

     - CSA decision n degrees 96-75 dated 23 January 1996 modifying the decision n degrees 90-944 of 21 December 1990 relating to the authorisation of the operation of a cable broadcasting network in the commune of Moirans-en-Montagne (Jura);

     - CSA decision n degrees 96-76 dated 23 January 1996 modifying the decision n degrees 90-4 of 12 January 1990 relating to the authorisation of the operation of a cable broadcasting network in the commune of Pontivy (Morbihan);

     - CSA decision n degrees 96-77 dated 23 January 1996 modifying the decision n degrees 90-880 of 21 December 1990 relating to the authorisation of the operation of a cable broadcasting network in the commune of Saint-Bernard (Ain);

     - CSA decision n degrees 96-78 dated 23 January 1996 modifying the decision n degrees 90-881 of 21 December 1990 relating to the authorisation of the operation of a cable broadcasting network in the commune of Saintes (Charente-Maritime);

     - CSA decision n degrees 96-79 dated 23 January 1996 modifying the decision n degrees 90-954 of 21 December 1990 relating to the authorisation of the operation of a cable broadcasting network in the commune of Savigny-sur-Orge (Essonne);

     - CSA decision n degrees 96-80 dated 23 January 1996 modifying the decision n degrees 89-22 of 11 January 1989 relating to the authorisation of the operation of a cable broadcasting network in the commune of Villefranche-sur-Saone (Rhone);

     - CSA decision n degrees 96-81 dated 23 January 1996 transferring the CSA decision n degrees 90-952 dated 21 December 1990 in respect of the operation of a cable broadcasting network in the commune of Sariat-la-Caneda (Dordogne) to Citecable Auvergne;

     - CSA decision n degrees 96-82 dated 23 January 1996 transferring the CSA decision n degrees 89-20 dated 11 January 1989 in respect of the operation of a cable broadcasting network in the commune of Tonneins (Lot-et-Garonne) to Citecable Auvergne;

     - CSA decision n degrees 96-169 dated 26 March 1996 authorising the operation of a cable broadcasting network in the commune of Trevoux
         (Ain);

     - CSA decision n degrees 96-179 dated 29 February 1996 repealing the decision n degrees 90-979 dated 21 December 1990 in respect of the authorisation to the operation of a cable broadcasting network in the commune of Sainte-Foy-les-Lyon;

     - CSA decision n degrees 96-209 dated 16 April 1996 authorising the operation of a cable broadcasting network in the commune of Chaumont (Haute-Marne);

     - CSA decision n degrees 96-210 dated 16 April 1996 authorising the operation of a cable broadcasting network in the commune of Aulnoye-Aymeries (Nord);

     - CSA decision n degrees 96-297 dated 7 May 1996 authorising the operation of a cable broadcasting network in the commune of Saint-Junien (Haute-Vienne);

     - CSA decision n degrees 96-298 dated 7 May 1996 authorising the operation of a cable broadcasting network in the commune of Morschwiller-le-Bas (Haut-Rhin);

     - CSA decision n degrees 96-558 dated 30 July 1996 authorising the operation of a cable broadcasting network in the commune of Thoissey
         (Ain);

     - CSA decision n degrees 96-560 dated 23 July 1996 regarding certain radio broadcasting on terrestrial frequencies in Alsace;

     - CSA decision n degrees 96-580 dated 27 August 1996 transferring the CSA decision n degrees 95-58 dated 14 February 1995 in respect of the operation of a cable broadcasting network in the commune of Marville (Meuse) to Est Videopole;

     - CSA decision n degrees 96-581 dated 27 August 1996 modifying the decision n degrees 89-21 of 11 January 1996 relating to the authorisation of the operation of a cable broadcasting network in the commune of Goussainville (Val-d'Oise);

     - CSA decision n degrees 96-582 dated 27 August 1996 authorising the operating of a cable broadcasting network in the commune of Cheylard (Ardeche);

     - CSA decision n degrees 96-633 dated 24 September 1996 authorising the operation of a cable broadcasting network in the commune of Saint-Didier-sur-Chalaronne (Ain);

     - CSA decision n degrees 96-827 dated 19 November 1996 authorising the operation of a cable broadcasting network in the commune of Cognac (Charente);

     - CSA decision n degrees 96-828 dated 19 November 1996 transferring the CSA decision n degrees 94-66 dated 25 January 1994 in respect of the operation of a cable broadcasting network in the commune of Morsbach to Est Videopole;

     - CSA decision n degrees 96-829 dated 19 November 1996 transferring the CSA decision n degrees 95-187 dated 16 May 1995 in respect of the operation of a cable broadcasting network in the commune of Rosbruck to Est Videopole;

     - CSA decision n degrees 96-833 dated 10 December 1996 authorising the operation of a cable broadcasting network in the commune of Willerwald (Moselle);

     - CSA decision n degrees 97-29 dated 11 February 1997 authorising the operation of a cable broadcasting network in the commune of Habsheim (Haut-Rhin);

     - CSA decision n degrees 97-30 dated 11 February 1997 transferring the CSA decision n degrees 90-238 dated 10 July 1990 in respect of the operation of a cable broadcasting network in the commune of Audun-le-Tiche (Moselle) to Est Videopole;

     - CSA decision n degrees 97-52 dated 11 March 1997 transferring the CSA decision n degrees 95-188 dated 16 May 1995 in respect of the operation of a cable broadcasting network in the commune of Chateaurouge to Est Videopole;

     - CSA decision n degrees 97-131 dated 7 May 1997 authorising the operation of a cable broadcasting network in the commune of Chavelot (Vosges);

     - CSA decision n degrees 97-132 dated 7 May 1997 authorising the operation of a cable broadcasting network in the commune of Girmont (Vosges);

     - CSA decision n degrees 97-133 dated 7 May 1997 authorising the operation of a cable broadcasting network in the commune of Thaon-les-Vosges (Vosges);

     - CSA decision n degrees 97-134 dated 7 May 1997 authorising the operation of a cable broadcasting network in the commune of Damieulles (Vosges);

     - CSA decision n degrees 97-135 dated 7 May 1997 authorising the operation of a cable broadcasting network in the commune of Forges (Vosges);

     - CSA decision n degrees 97-136 dated 7 May 1997 authorising the operation of a cable broadcasting network in the commune of Uxegney (Vosges);

     - CSA decision n degrees 97-203 dated 3 June 1997 authorising the operation of a cable broadcasting network in the commune of Boucheporn (Moselle);

     - CSA decision n degrees 97-204 dated 3 June 1997 authorising the operation of a cable broadcasting network in the commune of Lons-le-Saunier (Jura);

     - CSA decision n degrees 97-205 dated 3 June 1997 authorising the operation of a cable broadcasting network in the commune of Montmorot
         (Jura);

     - CSA decision n degrees 97-206 dated 3 June 1997 authorising the operation of a cable broadcasting network in the commune of Pontarlier (Doubs);

     - CSA decision n degrees 97-207 dated 3 June 1997 authorising the operation of a cable broadcasting network in the commune of Montmelian (Savoie);

     - CSA decision n degrees 97-208 dated 3 June 1997 transferring the CSA decision n degrees 91-933 dated 17 December 1991 in respect of the operation of a cable broadcasting network in the commune of Bruyeres (Vosges) to Est Videopole;

     - CSA decision n degrees 97-263 dated 17 June 1997 authorising the operation of a cable broadcasting network in the commune of Fecamp;

     - CSA decision n degrees 97-264 dated 17 June 1997 authorising the operation of a cable broadcasting network in the commune of Meudon;

     - CSA decision n degrees 97-383 dated 8 July 1997 transferring the CSA decision n degrees 90-9 dated 19 January 1990 in respect of the operation of a cable broadcasting network in the commune of Cluses (Haute-Savoie) to Savoie Videopole;

     - CSA decision n degrees 97-386 dated 16 July 1997 transferring the CSA decision n degrees 92-556 dated 7 April 1992 in respect of the operation of a cable broadcasting network in the area of Herault to Herault Videopole;

     - CSA decision n degrees 97-580 dated 8 September 1997 authorising the operation of a cable broadcasting network in the communes of La Rochette, Le Mee-sur-Seine, Melun and Vaux-le-Penil (Seine-et-Marne);

     - CSA decision n degrees 97-581 dated 8 September 1997 authorising the operation of a cable broadcasting network in the commune of Pournoy-la-Grasse (Moselle);

     - CSA decision n degrees 98-902 dated 22 December 1998 repealing the CSA decision n degrees 96-82 dated 23 January 1996 in respect of the authorisation of the operation of a cable broadcasting network in the commune of Tonneins (Lot-de-Garonne);

     - CSA decision n degrees 98-903 dated 22 December 1998 repealing the CSA decision n degrees 94-614 dated 22 November 1994 in respect of the broadcasting network in the commune of Vic-en-Bigorre (Hautes-Pyrenees);

     - CSA decision n degrees 99-223 dated 26 May 1999 authorising the operation of a cable broadcasting network in the commune of Lagnieu
         (Ain);

     - CSA decision n degrees 99-225 dated 1 June 1999 authorising the operation of a cable broadcasting network in the commune of Chaville (Hauts-de-Seine).

     - CSA decision dated 22 November 1994 authorising the operation of a cable broadcasting network in the commune of Sarrebourg

     - CSA decision dated 20 October 1989 authorising the operation of a cable broadcasting network in the commune of Villereal

     - CSA decision dated 30 July 1996 authorising the operation of a cable broadcasting network in the commune of Thoissey

     - CSA decision dated 3 March 1993 authorising the operation of a cable broadcasting network in the commune of Feurs

     - CSA decision dated 9 March 1993 authorising the operation of a cable broadcasting network in the commune of Andrezieux-Boutheon

     - CSA decision dated 5 October 1993 authorising the operation of a cable broadcasting network in the commune of Longeville-Les-Saint-Avold

     - CSA decision dated 8 July 1997 authorising the operation of a cable broadcasting network in the commune of Cluses

     - CSA decision dated 21 December 1990 authorising the operation of a cable broadcasting network in the commune of Blanzat

     - CSA decision dated 27 September 1994 authorising the operation of a cable broadcasting network in the commune of Figeac

     - CSA decision dated 25 April 1991 authorising the operation of a cable broadcasting network in the commune of Epinay-sur-Orge

     - CSA decision dated 8 July 1997 authorising the operation of a cable broadcasting network in the commune of Scionzier

     - CSA decision dated 11 March 1997 authorising the operation of a cable broadcasting network in the commune of Oberdorff

     - CSA decision dated 3 June 1997 authorising the operation of a cable broadcasting network in the commune of Morlaix

     - CSA decision dated 15 March 1994 authorising the operation of a cable broadcasting network in the commune of Sarrable

     - CSA decision dated 1/st/ November 1993 authorising the operation of a cable broadcasting network in the commune of Boulange

     - CSA decision dated 26 May 1992 authorising the operation of a cable broadcasting network in the commune of Challes les Eaux

     - CSA decision dated 21 December authorising the operation of a cable broadcasting network in the commune of Cebazat-Gerzat

     - CSA decision dated 3 November 1992 authorising the operation of a cable broadcasting network in the commune of Bourbonne-Les-Bains

     - CSA decision dated 1/st/ January 1989 authorising the operation of a cable broadcasting network in the commune of Tignes

     - CSA decision dated 21 December 1990 authorising the operation of a cable broadcasting network in the commune of Evron

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Chateaubriant

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Chavelot

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Chaville

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Uxegney

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Long-Le-Saunier

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Reyrieux

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Paray-Le-Monial

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Pithiviers

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Saint-Germain-Au-Mont-D'or

     - CSA decision dated 18 April 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Jassans-Riottier

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Girmont

     - CSA decision dated 18 April 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Feurs

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Morsbach

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Saintes

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of La Montagne

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Morhange

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Andrezieux-Boutheon

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Lavelanet

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Longeville-Les-Saint-Avold

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Lagnieu

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Revin

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Saint-Florentin

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Forbach

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Le Cheylard

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Furmeyer

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Rosbruck

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Blanzat

     - CSA decision dated 18 April 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Saint-Claude

     - CSA decision dated 18 April 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Trevoux

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Villeneuve-Sur-Yonne

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Morisel

     - CSA decision dated 18 April 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Saint-Bernard

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Fecamps

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Les Forges

     - CSA decision dated 18 April 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Meudon

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Saint-Junien

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Amberieu-en-Buget

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Bruyeres

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Cognac

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Espalion

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Firminy

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Longuyon

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Nemours

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Saint-Didire-Sur-Chalaronne

     - CSA decision dated 31 August 1999, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Sarrable

     - CSA decision dated 18 April 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Willerwald

2.   Reseaux Cables de France
     ------------------------

     - CSA decision n degrees 89-116 dated 27 June 1989 authorising the operation of a cable broadcasting network in the commune of Coteau;

     - CSA decision n degrees 89-241 dated 21 November 1989 authorising the operation of a cable broadcasting network in Lorient;

     - CSA decision n degrees 91-989 dated 10 December 1991 modifying authorisation in respect of the operation of a cable broadcasting network in favour of Reseaux Cables de Bretagne-Sud in the commune of Lorient (Morbihan);

     - CSA decision n degrees 92-10 dated 14 January 1992 authorising the operation of a cable broadcasting network in the commune of Antibes (Alpes-Maritimes);

     - CSA decision n degrees 92-11 dated 14 January 1992 authorising the operation of a cable broadcasting network in Cholet (Maine-et-Loire);

     - CSA decision n degrees 92-12 dated 14 January 1992 authorising the operation of a cable broadcasting network in Nevers and Coulanges-les-Nevers (Nievre);

     - CSA decision n degrees 92-13 dated 14 January 1992 authorising the operation of a cable broadcasting network in the commune of La Roche-sur-Yon (Vendee);

     - CSA decision n degrees 92-27 dated 21 January 1992 authorising the operation of a cable broadcasting network in the commune of Valenciennes (Nord);

     - CSA decision n degrees 92-28 dated 21 January 1992 authorising the operation of a cable broadcasting network in the commune of Bruay-sur-Escaut (Nord);

     - CSA decision n degrees 92-165 dated 6 January 1992 authorising the operation of a cable broadcasting network in Perigueux (Dordogne);

     - CSA decision n degrees 92-188 dated 18 February 1992 authorising the operation of a cable broadcasting network in the commune of Chateauroux (Indre);

     - CSA decision n degrees 92-189 dated 18 February 1992 authorising the operation of a cable broadcasting network in the commune of Deols (Indre);

     - CSA decision n degrees 92-190 dated 18 February 1992 authorising the operation of a cable broadcasting network in the commune of Poinconnet (Indre);

     - CSA decision n degrees 92-191 dated 18 February 1992 authorising the operation of a cable broadcasting network in the commune of Saint-Maur (Indre);

     - CSA decision n degrees 92-205 dated 25 February 1992 authorising the operation of a cable broadcasting network in the commune of Mandelieu-La-Napoule (Alpes-Maritimes); and

3.   UPC France S.A.
     ---------------

     - CSA decision n degrees 97-578 dated 8 September 1997 authorising the operation of a cable broadcasting network in the commune of Rosny-sous-Bois (Seine-Saint-Denis);

     - CSA decision n degrees 95-909 dated 12 December 1995 (Pontault-Combault, Roissy-en-Brie, S.A.N. of Marne-la-Vallee-Val Malbuee), authorising the operation of a cable broadcasting network in Pontault-Combault, Roissy-en-Brie, S.A.N. of Marne-la-Vallee-Val Malbuee;

     - CSA decision n degrees 97-584 dated 16 September 1997 modifying the decision n degrees 95-909 of 12 December 1995 referred to above (Pontault-Combault, Roissy-en-Brie, S.A.N. of Marne-la-Vallee-Val Malbuee); and

     - CSA decision n degrees 99-506 dated 7 December 1999 authorising the operation of a cable broadcasting network in the commune of Senart (Seine-et-Marne).

     - CSA decision dated 31 July 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Cholet

     - CSA decision dated 31 July 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Fourchambault

     - CSA decision dated 31 July 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Larmor Plage

     - CSA decision dated 31 July 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of La Roche sur Yon

     - CSA decision dated 31 July 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Nevers

     - CSA decision dated 31 July 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Chateauroux

     - CSA decision dated 31 July 2000, modifying a decision relating to the authorisation of the operation of a cable broadcasting network in the commune of Lorient

4.   Citereseau S.A.
     --------------

     - CSA decision n degrees 95-515 dated 10 October 1995 authorising the operation of a cable broadcasting network in the commune of Limoges (Haute-Vienne); and

     - CSA decision n degrees 95-914 dated 19 December 1995 authorising the operation of a cable broadcasting network in the commune of Montreuil (Seine-Saint-Denis).

5.   Rhone Vision Cable S.A.
     -----------------------

     - CSA decision n degrees 95-447 dated 12 September 1995 authorising the operation of a cable broadcasting network in the Rhone area;

     - CSA decision n degrees 95-513 dated 12 September 1995 completing CSA decision n degrees 95-447 referred to above; and

     - CSA decision n degrees 96-174 dated 2 April 1996 modifying CSA decision n degrees 95-513 referred to above.

6.   SudCable Services
     -----------------

     - Decision n degrees 95-287 du 25 juillet 1995 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire du District du Comtat Venaissin regroupant les communes de Carpentras, Aubignan, Le Beaucet, Bedoin, Caromb, Flassan, Lafare, Loriol-du-Comtat, Mazan, Methamis, La Roque-sur-Pernes, Saint-Didier, Saint-Hippolyte-le-Graveyron, Vacqueyras, Velleron et Venasque (Vaucluse); approbation de la modification du plan de services du reseau cable du 28 janvier 1997.

     - Decision n degrees 95-288 du 25 juillet 1995 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune de Graveson (Bouches-du-Rhone).

     - Decision n degrees 95-472 du 12 septembre 1995 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune de Beaucaire (Gard); approbation de la modification du plan de services du reseau cable du 28 janvier 1997.

     - Decision n degrees 95-516 du 10 octobre 1995 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune de Chateaurenard (Bouches-du-Rhone); approbation de la modification du plan de services du reseau cable du 28 janvier 1997.

     - Decision n degrees 95-590 du 17 octobre 1995 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune de Noves (Bouches-du-Rhone).

     - Decision n degrees 97-7 du 7 janvier 1997 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune de Cavaillon (Vaucluse).

     - Decision n degrees 97-381 du 8 juillet 1997 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune de Monteux (Vaucluse).

     - Letter of the CSA dated March 5, 1999 referring to the authorization granted by the CSA on February 23, 1999 for the operation of the cable network providing radio and television services over the territory of the S.A.N. of Istres, Fosd-sur-Mer and Miramas.

7.   Cable Services de France
     ------------------------

     - Decision n degrees 97-388 du 25 juillet 1997 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune d'Athis-Mons (Essonne).

     - Decision n degrees 98-837 du 17 novembre 1998 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune des Mureaux (Yvelines).

     - Decision n degrees 98-572 du 29 juillet 1998 autorisant l'exploitation d'un reseau cable distribuant des services de radiodiffusion sonore et de television dans le territoire de la commune de Paray-Vieille-Poste (Essonne); approbation de la modification du plan de services du reseau cable du 25 janvier 1999 .

V.   Hungarian Licences
     ------------------

A.   CATV Operation
     --------------

1.   Budapest Regional Licence
     -------------------------

     (a) Licence, dated 23 February 2000, issued by the Budapest Communication Inspectorate to UPC Magyarorszag Kft.

     (b) Modification of the above Licence, dated 5 June 2000, by the Budapest Communication Inspectorate to UPC Magyarorszag Kft.

2.   North Hungary Licence
     ---------------------

     (a) Licence dated 26 April 2000, issued by the Communication Inspectorate of North Hungary to UPC Magyarorszag Kft. for the cities of Aszalo, Berrettyoujfalu, debrecen, Eger, Felsotarkany, Gyongyos, Gyongyostarjan, Malyi, Miskolc, Nagykallo, Nyiregyhaza, Onga, Sajopetri, Salgotarjan, Szikszo-Alsovadasz

3.   West Hungary Licences
     ---------------------

     (a) Licence, dated 23 March 2000, issued by the Communication Inspectorate of West Hungary to UPC Magyarorszag Kft. for the cities of Veszprem and Varpolata

     (b) Licence, dated 24 March 2000, issued by the Communication Inspectorate of West Hungary to UPC Magyarorszag Kft. for the city of Szombathely

     (c) Licence, dated 24 March 2000, issued by the Communication Inspectorate of West Hungary to UPC Magyarorszag Kft. for the cities of Tatbanya and Vertesszolos

     (d) Licence, dated 24 March 2000, issued by the Communication Inspectorate of West Hungary to UPC Magyarorszag Kft. for the cities of Sopron and Kophaza

     (e) Licence, dated 24 March 2000, issued by the Communication Inspectorate of West Hungary to UPC Magyarorszag Kft. for the city of Mor

     (f) Licence, dated 27 March 2000, issued by the Communication Inspectorate of West Hungary to UPC Magyarorszag Kft. for the city of Szekesfehervar

     (g) Modification of the above Licences, dated 25 April 2000, by the Communication

          Inspectorate of West Hungary

4.   South Hungary Licences
     ----------------------

     (a) Licence, dated 22 March 2000, issued by the Communication Inspectorate of South Hungary to UPC Magyarorszag Kft. for the city of Nagykanizsa

     (b) Licence, dated 22 March 2000, issued by the Communication Inspectorate of South Hungary to UPC Magyarorszag Kft. for the city of Dunaujvaros

     (c) Licence, dated 22 March 2000, issued by the Communication Inspectorate of South Hungary to UPC Magyarorszag Kft. for the cities of Hosszuheteny, Komlo and Pecs

     (d) Modification of the above Licences, dated 2 May 2000, by the Communication Inspectorate of South Hungary

5.   East Hungary Licences
     ---------------------

     (a) Licence, dated 4 July 2000, issued by the Communication Inspectorate of East Hungary to UPC Magyarorszag Kft. for the city of Mezotur

     (b) Licence, dated 4 July 2000, issued by the Communication Inspectorate of East Hungary to UPC Magyarorszag Kft. for the city of Szolnok

     (c) Licence, dated 4 July 2000, issued by the Communication Inspectorate of East Hungary to UPC Magyarorszag Kft. for the city of Szolnok-Pletykafalu

B.   Internet
     --------

     Nationwide Licence
     ------------------

     (a) Licence, dated 28 February 2000, issued by the Budapest Communication Inspectorate to UPC Magyarorszag Kft.

VI.  Dutch Licences
     --------------

1.   UPC Nederland N.V. (formerly known as United Telekabel Holding N.V.)
     --------------------------------------------------------------------

     (a) Registration, dated 2 February 1999, as supplier of a public telecommunication service (Ref. 900043)

2.   A2000 Holding N.V.
     ------------------

     (a) Registration, dated 2 July 1999, as constructor or supplier of a public telecommunication network (Ref. 900188)

     (b) Registration, dated 2 July 1999, as supplier of a public telecommunication service (Ref. 900365)

     (c) Registration, dated 2 July 1999, as constructor or supplier of leased lines (Ref. 900366)

3.  Kabeltelevisie Amsterdam B.V.
    -----------------------------

     (a) Registration, dated 20 October 1999, as supplier of a public telecommuication service (Ref 900509)

     (b) Registration, dated 20 October 1999, as supplier of a system of conditional access (Ref. 900510)

     (c) Registration, dated 20 October 1999, as constructor or supplier of a public telecommunication network (Ref. 900512)

     (d) Registration, dated 20 October 1999, as constructor or supplier of a broadcast network (Ref. 900513)

     (e) Registration, dated 5 October 1999, as constructor or supplier of leased lines (Ref. 900511)

4.   A2000 Hilversum B.V.
     --------------------

     (a) Registration, dated 20 October 1999, as supplier of a public telecommunication service (Ref. 900514)

     (b) Registration, dated 20 October 1999, as constructor or supplier of a public telecommunication network (Ref. 900517)

     (c) Registration, dated 20 October 1999, as constructor or supplier of a broadcast network (Ref. 900518)

     (d) Registration, dated 20 October 1999, as constructor or supplier of leased lines (Ref. 900516)

     (e) Registration, dated 20 October 1999, as supplier of a system of conditional access (Ref. 900515)

5.   N.V. Telekabel
     --------------

     (a) Registration, dated 9 March 1999, as supplier of a public telecommunication service (Ref. 900119)

     (b) Registration, dated 12 February 1999, as constructor or supplier of a public telecommunication network (Ref. 900059)

     (c) Registration, dated 2 February 1999, as constructor or supplier of leased lines (Ref. 900044)

     (d) Registration, dated 24 June 1999, as supplier of a system of conditional access (Ref. 900316)

     (e) Registration, dated 2 February 1999, as constructor or supplier of a broadcast network (Ref. 900045)

6.   Cable Network Brabant Holding B.V.
     ----------------------------------

     (a) Registration, dated 24 June 1999, as supplier of a public telecommunication service (Ref. 900317)

     (b) Registration, dated 2 April 1999, as constructor or supplier of a public telecommunication network (Ref. 900170)

     (c) Registration, dated 25 January 1999, as constructor or supplier of leased lines (Ref. 900031)

     (d) Registration, dated 24 June 1999, as supplier of a system of conditional access (Ref. 900318)

     (e) Registration, dated 25 January 1999, as constructor or supplier of a broadcast network (Ref. 900032)

7.   GelreVision Holding B.V.
     ------------------------

     (a) Registration, dated 23 March 2000, as supplier of a public telecommunication service (Ref. 900389)

     (b) Registration, dated 23 March 2000, as constructor or supplier of a public telecommunication network (Ref. 900387)

     (c) Registration, dated 23 March 2000, as constructor or supplier of leased lines (Ref. 900390)

     (d) Registration, dated 23 March 2000, as supplier of a system of conditional access (Ref. 900388)

     (e) Registration, dated 23 March 2000, as constructor or supplier of a broadcast network (Ref. 900386)

8.   UPC Haarlem B.V. (formerly known as Kabel Haarlem B.V.)
     -------------------------------------------------------

     (a) Registration, dated 18 July 2000, as supplier of a public telecommunication service (Ref. 900457)

     (b) Registration, dated 18 July 2000, as constructor or supplier of a public telecommunication network (Ref. 900456)

     (c) Registration, dated 18 July 2000, as constructor or supplier of leased lines (Ref. 900459)

     (d) Registration, dated 18 July 2000, as supplier of a system of conditional access (Ref. 900460)

     (e) Registration, dated 18 July 2000, as constructor of supplier of a public telecommunication network (Ref. 900458)

9.   Tebeci Netwerken B.V.
     ---------------------

     (a) Registration, dated 24 June 1999, as constructor or supplier of a public telecommunication network (Ref. 900312)

     (b) Registration, dated 23 September 1999, as constructor or supplier of a broadcast network (Ref. 900369)

10.  Tebecai Telecom B.V.
     --------------------

     (a) Registration, dated 28 September 1999, as supplier of a telecommunication service (Ref. 900494)

     (b) Registration, dated 28 September 1999, as constructor or supplier of leased lines (Ref. 900309)

11.  Eneco Kabel TV & Telecom B.V.
     -----------------------------

     (a) Registration, dated 4 June 1999, as supplier of a public telecommunication service (Ref. 900265)

     (b) Registration, dated 3 June 1999, as constructor or supplier of a public telecommunication network (Ref. 900249)

     (c) Registration, dated 4 June 1999, as constructor or supplier of leased lines (Ref. 900264)

     (d) Registration, dated 3 June 1999, as constructor or supplier of a broadcast network (Ref. 900248)

VII.  Norwegian Licences
      ------------------

     (a) List of "Registered providers of public telephony and public telephone services" (Registrerte tilbydere av offentlig telenett og offentlig tjenester) from the Norwegian Post Telecommunications Authority - og teletilsynet (PTA), dated 29 June 2000

     (b) "Assignment of number series" (Tildeling av nummerserier) by the PTA, dated 24 April 1998

     (c) Assignment of prefix number 1503 to UPC Norge AS, by the PTA on 25 May 1998

     (d) "License for point-to-multipoint systems" (Konsesjon for punkt-til-multipunkt systemer") from PTA dated 15 May 1998

     (e) "Temporary license for test projects" (Midlertidig konsesjon til pr0veprosjekter) from the Ministry of Cultural Affairs, dated 27 March 1998

     (f) "Temporary license for the establishment of a personal data registry" (Midlertidig konsesjon for opprettelse av personregister) from the Data Protection Authority, dated 15 February 1999 with letter granting exemption from the requirement to delete traffic data within the ordinary time limit of 14 days, dated 1 October 1999

     (g) "Assignment of an International Point Code" (for Signaling - ISPC) (Tildeling av internasjonal punktkode), granted by the PTA on 11October 1999, to UPC Norway

     (h) "Authorisation to provide installation services relating to cable networks" (Autorisasjon av kabel-TV-Installat0rvirksomhet), granted by the PTA on 21 November 1996

VIII.  Romanian Licences
       -----------------

1.   Somax SRL
     ---------

     (a)  Broadcasting License No. C106 dated 18 May 1993 (for radio/television
          - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (b) Prior technical endorsement dated 9 November 1994 (for audiovisual communication by cable issued by the Ministry of Communications - Department for Regulations in the field of Communications; duration unknown);

     (c) Authorisation Decision No. 93 dated 25 January 1995 (for audiovisual communication by cable [in Botosani] issued by the Ministry of Communications - Department for Regulations in the field of Communications; duration 10 years);

     (d) Broadcasting License No. C346 dated 3 March 1994 (for radio/television broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (e) Prior technical endorsement dated 19 August 1994 (for audiovisual communication by cable issued by the Ministry of Communications - Department for Regulations in the field of Communications; duration unknown);

     (f) Authorisation Decision No. 172 dated 8 June 1995 (for audiovisual communication by cable [in Targu Frumos] issued by the Ministry of Communications -Department for Regulations in the field of Communications; duration illegible);

     (g) Broadcasting License No. C386 dated 15 March [year illegible] (for radio/television - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (h) Prior technical endorsement dated 16 January 1995 (for audiovisual communication by cable issued by the Ministry of Communications - Department for Regulations in the field of Communications);

     (i) Authorisation Decision No. 173 dated 8 June 1995 (for audiovisual communication by cable [in Harlau] issued by the Ministry of Communications Department for Regulations in the field of Communications).

2.   Eurostat CATV SRL
     -----------------

     (a) Authorisation No. AP009 dated 11 July 1995 (for broadcasting own programmes issued by the National Audiovisual Council);

     (b) Authorisation Decision No. 186 dated 5 July 1995 (for audiovisual communication by cable [in Bacau] issued by the Ministry of Communications- Department for Regulations in the field of Communications).

3.   Selectronic SRL
     ---------------

     (a) Broadcasting License No. C004 dated 11 January 1993 (for radio/television -broadcasting by cable issued by the National Audiovisual Council);

     (b) Authorisation Decision No. 91 dated 29 December 1994 (for audiovisual communication by cable [in Sf. Gheorghe] issued by the Ministry of Communications - Department for Regulations in the field of Communications);

     (c) Broadcasting License No. C245 dated 9 December (for radio/television - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (d) Authorisation Decision No. 298 dated 19 April 1996 (for audiovisual communication by cable [in Bacau] issued by the Ministry of Communications- Department for Regulations in the field of Communications; duration 10 years);

     (e)  Broadcasting License No. C858 dated 11 July 1995 for radio/television
          - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (f) Broadcasting License No. 644 dated 30 October 1998 (for audiovisual communication by cable [in llieni] issued by the Ministry of Communications- Department for Regulations in the field of Communications; duration 10 years);

     (g)  Broadcasting License No. C859 dated 11 July 1995 (for radio/television
          - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (h) Authorisation Decision No. 643 dated 11 July 1995 (for audiovisual communication by cable [in Bacau] issued by the Ministry of Communications- Department for Regulations in the field of Communications; duration 10 years);

     (i)  Broadcasting License No. C860 dated 11 July 1995 (for radio/television
          - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (j) Authorisation Decision No. 642 dated 30 October 1998 (for audiovisual communication by cable [in Bacau] issued by the Ministry of Communications- Department for Regulations in the field of Communications; duration 10 years).

4.   Multicanal Holdings
     -------------------

     (a)  Broadcasting Licence No. C308 dated 1 March 1994 (for radio/television
          - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (b) Authorisation Decision No. 247 dated 20 November 1995 (for audiovisual communications by cable issued by the Ministry of Communications; duration unknown).


5.  Diplomatic International Comimpex SRL
    -------------------------------------

     (a) Broadcasting License No. C003 dated 11 January 1993 (for radio/television -broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (b) Authorisation Decision No. 22 dated 24 April 1994 (for audiovisual communication by cable [in Focsani] issued by the Ministry of Communications - Department for Regulations in the field of Communications; duration 10 years);

     (c) Broadcasting License No. C059 dated 12 March 1993 (for radio/television -broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (d) Authorisation Decision No. 68 dated 3 November 1994 (for audiovisual communication by cable [in Tecuci] issued by the Ministry of Communications- Department for Regulations in the field of Communications; duration 10 years);

     (e) Broadcasting License No. C286 dated 10 February 1994 (for radio/television- broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (f) Authorisation Decision No.65 dated 3 November 1994 (for audiovisual communication by cable [in Adjud] issued by the Ministry of Communications- Deparment for Regulations in the field of Communications; duration 10 years);

     (g) Broadcasting License No. C365 dated 15 March 1994 (for radio/television -broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (h) Authorisation Decision No. 306 dated 8 May 1996 (for audiovisual communication by cable [in Gugesti] issued by the Ministry of Communications - Department for Regulations in the field of Communications; duration 10 years);

     (i) Broadcasting License No. C370 dated 15 March 1994 (for radio/television -broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (j) Authorisation Decision No. 308 dated 8 May 1996 (for audiovisual communication by cable [in Golesti] issued by the Ministry of Communications - Department for Regulations in the field of Communications; duration 10 years).

6.  Control Cable Ventures
    ----------------------

     (a) Broadcasting License No. C696 dated 4 April 1995 (for radio/television - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (b) Authorisation Decision No. 178 dated 8 June 1995 (for audiovisual communication by cable [in Ploiesti] issued by the Ministry of Communications - Department for Regulations in the field of Communications; duration 10 years);

     (c) Broadcasting License No. C1263 dated 17 December (for radio/television - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (d) Authorisation Decision No. 499 dated 30 January 1998 (for audio/visual communication by cable [in Slobozia] issued by the Ministry of Communications - Department for Regulations in the field of Communications; duration 10 years);

     (e) Broadcasting License No. C1967 dated 16 September 1999 (for radio/television - broadcasting by cable issued by the National Audiovisual Council; duration unknown);

     (f) Authorisation Decision No. 805 dated 13 March (for audiovisual communication by cable [in Tandarei] issued by National Communications Agency - Department for Regulations and Licenses in the field of Communications; duration 10 years).

IX.  Slovakian Licences
     ------------------

A.   UPC Slovensko s.r.o
     -------------------

     Capital City of Bratislava, Trencin, Zilina, Dolny Kubin, Banska Bysrica
     ------------------------------------------------------------------------
     and Dunajska Streda
     -------------------

     (a) Cable Broadcasting licence T/76 dated 3 January 1997 valid until 4 January 2009

     (b) Info channel broadcasting licence TKR/13 dated 20 December 1993 valid until 21 December 2005

1.   Capital City of Bratislava:
     --------------------------

     (a)  Municipality of Rubinov
          -----------------------

          Authorisation dated 1 January 1994

     (b)  Municipality of Podunajske Byskupice
          ------------------------------------

          Authorisation dated 31 August 1994

     (c)  Municipality of Nove Mesto
          --------------------------

          Authorisation dated 28 February 1996

     (d)  Municipality of Petralka
          ------------------------

          Authorisation dated 6 October 1994

     (e)  Municipality of Karlova Ves
          ---------------------------

          Authorisation dated 13 March 1996

     (f)  Municipality of Dubravka
          ------------------------

          Authorisation dated 3 August 1994

     (g)  Municipality of Lama
          --------------------

          Authorisation dated 3 August 1994

     (h)  Municipality of Vrakua
          ----------------------

          Authorisation dated 10 November 1994

     (i)  Municpality of Raa
          ------------------

          Authorisation dated 7 October 1994

     (j)  Municipality of Vajnory
          -----------------------

          Authorisation dated 24 April 1996

     (k)  Municipality of Jarovce
          -----------------------

          Authorisation dated 18 April 1996

     (l)  Municipality of Rusovce
          -----------------------

          Authorisation dated 18 June1996

     (m)  Municipality of unovo
          ---------------------

          Authorisation dated 29 February 1996

     (n)  Municipality of Stare Mesto
          ---------------------------

          Authorisation dated 11 July 1994

     (o)  Municipality of Devin
          ---------------------

          Authorisation dated 11 December 1998

     2.   City of Trenin:
          --------------

     (a)  Municipality of Trencin
          -----------------------

          Authorisation dated 22 June 1995

     3.   City of ilina
          -------------

     (b)  Municipality of ilina
          ---------------------

          Authorisation dated 4 September 1995

     4.   City of Dolny Kubin
          -------------------

     (c)  Municipality of Dolny Kubin
          ---------------------------

          Authorisation dated 22 June 1995

     5.   City of Banska Bystrica
          -----------------------

     (a)  Municipality of Banska Bystrica
          -------------------------------

          Authorisation dated 31 July 1995

     6.   City of Dunajska Streda
          -----------------------

     (a)  Municipality of Dunajska Streda
          -------------------------------

          Authorisation dated 4 August 1994

B.   KabelTel s.r.o
     --------------

     City of Zvolen, Nove Zamky and Levice
     -------------------------------------

     (a) Cable Broadcasting licence TKR/139 dated 13 April 1999 valid until 14 April 2011

1.   City of Zvolen
     --------------

     (a)  Municipality of Zvolen
          ----------------------

          Authorisation dated 30 November 1995 and Amendment no.1 and no.2

2.   City of Nove Zamky
     ------------------

     (a)  Municipality of Nove Zamky
          --------------------------

          Authorisation dated 17 April 1997 and Amendment no.1

3.   City of Levice
     --------------

     (a)  Municipality of Levice
          ----------------------

          Authorisation dated 3 June 1998

C.   Trnavatel s.r.o Trnava
     ----------------------

3.   City of Trnava
     --------------

     (a)  Municipality of Trnava
          ----------------------

          (i)   Authorisation dated 20 July 1994
          (ii)  Cable Broadcasting licence TKR/161 dated 20 December 1999

D.   Kabel Plus a.s. Bratislava
     --------------------------

     City of Bratislava, Hlohovec, Banovce nad Bebravoc and Stara Tura
     -----------------------------------------------------------------

     (a) Cable Broadcasting licence TKR/11 dated 21 October 1998 valid until 22 October 2005

     (b) Info channel broadcasting licence T/103 dated 17 December 1998 valid until 22 October 2005

9:   City of Hlohovec
     ----------------

     Authorisation dated  9 October 1991

10:  City of Banovce nad Bebravou
     ----------------------------

                                      204
________________________________________________________________________________

     Authorisation dated 6 November 1991

11:  City of Stara Tura
     ------------------

     Authorisation dated 2 December 1991

12:  City of Pezinok
     ---------------

     Authorisation dated 27 June 1995

E.   Kabel Plus a.s. Banska Bystrica
     -------------------------------

     City of Banska Bystrica, Revuca, Sliac, Lucenec and Povazska Bystrica
     ---------------------------------------------------------------------

     (a) Cable Broadcasting licence TKR/10 dated 19 October 1993 valid until 20 October 2005

     (b) Info channel broadcasting licence T/6 dated 19 October 1993 valid until 20 October 2005

X.   Swedish Licences
     ----------------

     (a)  UPC Sverige AB
          --------------

          Licence to provide telephony service HK 95-68 dated 24/th/ July 1995, conditions replaced by decision 99-18777, dated 21/st/ December 1999, which incorporates conditions adopted by decision 96-16693, dated 6/th/ August 1998

________________________________________________________________________________

                                      205
________________________________________________________________________________


                                  SIGNATORIES

BORROWERS

UPC DISTRIBUTION HOLDING B.V.

By:  JEREMY EVANS


UPC FINANCING PARTNERSHIP

By:  JEREMY EVANS


Original Guarantors

UPC DISTRIBUTION HOLDING B.V.

By:  JEREMY EVANS


UPC HOLDING II B.V.

By:  JEREMY EVANS


UPC FINANCING PARTNERSHIP

By:  JEREMY EVANS


UPC HOLDING B.V.

By:  JEREMY EVANS


UPC FRANCE HOLDING B.V.

By:  JEREMY EVANS


UPC SCANDINAVIA HOLDING B.V.

By:  JEREMY EVANS

________________________________________________________________________________

                                      206
________________________________________________________________________________

Lead Arrangers

CHASE MANHATTAN plc

By:  ANN B KERNS


TD BANK EUROPE LIMITED

By:  STEPHEN MCPHERSON


ABN AMRO BANK N.V.

By:  STEPHEN MCPHERSON


BANK OF AMERICA INTERNATIONAL LIMITED

By:  STEPHEN MCPHERSON


BNP PARIBAS

By:  STEPHEN MCPHERSON


CIBC WORLD MARKETS plc

By:  ANN B KERNS


CREDIT LYONNAIS S.A.

By:  ANN B KERNS


FORTIS BANK (NEDERLAND) N.V.

By:  ANN B KERNS


THE ROYAL BANK OF SCOTLAND plc

By:  ANN B KERNS

________________________________________________________________________________

                                      207
________________________________________________________________________________

Lenders

THE CHASE MANHATTAN BANK

By:  ANN B KERNS


THE TORONTO-DOMINION BANK

By:  STEPHEN MCPHERSON


TORONTO DOMINION (TEXAS), INC.,

By:  JANO MOTT


ABN AMRO BANK N.V.

By:  STEPHEN MCPHERSON


BNP PARIBAS, BELGIAN BRANCH

By:  STEPHEN MCPHERSON


CIBC WORLD MARKETS plc

By:  ANN B KERNS


CREDIT LYONNAIS S.A.

By:  ANN B KERNS


FORTIS BANK (NEDERLAND) N.V.

By:  ANN B KERNS

________________________________________________________________________________

                                      208
________________________________________________________________________________

N B INTERNATIONAL FINANCE B.V.

By:  STEPHEN MCPHERSON


THE ROYAL BANK OF SCOTLAND plc

By:  ANN B KERNS


ABBEY NATIONAL TREASURY SERVICES PLC

By:  A J LYNN


LEHMAN COMMERCIAL PAPER Inc.

By:  JENNIFER O'CALLAGHAN


BANCA COMMERCIALE ITALIANA S.p.A.

By:  RICHARD ADAMS                      RICHARD OLIVER


BEAR STEARNS CORPORATE LENDING INC.

By:  KEITH C BARNISH


CITIBANK, N.A.

By:  PAUL HOUSE


CREDIT SUISSE FIRST BOSTON

By:  MATTHEW VYLE                       KAMLESH VARA


DAIMLER CHRYSLER CAPITAL SERVICES (DEBIS) BELGIUM S.A.

By:  ANN B KERNS

________________________________________________________________________________

                                      209
________________________________________________________________________________

DLJ CAPITAL FUNDING, INC.

By:  THOMAS L NEWBERRY


DRESDNER BANK AG LONDON BRANCH

By:  S CLUNIE                           M BURNYEAT


HARBOURMASTER LOAN CORPORATION B.V.

By:  ANN B KERNS


GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:  VIVEK KUMAR


GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:  VIVEK KUMAR


THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By:  G MACDONALD


IBM NEDERLAND FINANCIERINGEN B.V.

By:  A LUNDQVIST


ING BANK N.V.

By:  ANN B KERNS                        STEPHEN MCPHERSON


EUROCREDIT CDO I B.V. AND EUROCREDIT CDO II B.V.

By:  ANDREW D JACKSON

________________________________________________________________________________

                                      210
________________________________________________________________________________

KBC FINANCE IRELAND

By:  STEPHEN MCPHERSON


MERRILL LYNCH CAPITAL CORPORATION

By:  MARTIN J MCINERNEY


DEBT STRATEGIES FUND III, Inc

By:    JOSEPH MATTEO


DEBT STRATEGIES FUND II, Inc

By:  JOSEPH MATTEO


DEBT STRATEGIES FUND, Inc

By:  JOSEPH MATTEO


SENIOR HIGH INCOME PORTFOLIO, Inc.

By:  JOSEPH MATTEO


MORGAN STANLEY SENIOR FUNDING Inc.

By:  MAY F NASRALLAH


OPPENHEIMER SENIOR FLOATING RATE FUND

By:  SCOTT FARRAR


SCOTIABANK EUROPE plc

By:  ANN B KERNS

________________________________________________________________________________

                                      211
________________________________________________________________________________

VAN KAMPEN PRIME RATE INCOME TRUST

By:  BRIAN T BUSCHER


VAN KAMPEN SENIOR INCOME TRUST

By:  BRIAN T BUSCHER


UBS AG, LONDON BRANCH

By:  J V MCCLOSKEY                      WILLIAM J GALLAGHER


Facility Agent

TD BANK EUROPE LIMITED


By:  STEPHEN MCPHERSON


TORONTO DOMINION (TEXAS), INC.,


By:  JANO MOTT


Security Agent

TD BANK EUROPE LIMITED


By:  STEPHEN MCPHERSON

________________________________________________________________________________